UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee Guggenheim Variable Funds Trust 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 - December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2019

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(SMid Cap Value Series) (formerly, Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	GVFT-ANN-2-1219x1220

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	27
SERIES E (TOTAL RETURN BOND SERIES)	37
SERIES F (FLOATING RATE STRATEGIES SERIES)	56
SERIES J (STYLEPLUS—MID GROWTH SERIES)	69
SERIES N (MANAGED ASSET ALLOCATION SERIES)	79
SERIES O (ALL CAP VALUE SERIES)	88
SERIES P (HIGH YIELD SERIES)	98
SERIES Q (SMALL CAP VALUE SERIES)	112
SERIES V (SMID CAP VALUE SERIES)	122
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	132
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	142
SERIES Z (ALPHA OPPORTUNITY SERIES)	151
NOTES TO FINANCIAL STATEMENTS	171
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	196
OTHER INFORMATION	197
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	199
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	204

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2019

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2019.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

January 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2019

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominated capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2019

offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December after three months of declines.

The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.-China trade policy. The eleventh-hour phase one U.S.-China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.

Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.

While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.-Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.

For the 12 months ended December 31, 2019, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 31.49%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 22.01%. The return of the MSCI Emerging Markets Index* was 18.42%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 8.72% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 14.32%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.28% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2019

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2019 and ending December 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.95%	10.66%	$ 1,000.00	$ 1,106.60	$ 5.04
Series B (Large Cap Value Series)	0.80%	8.65%	1,000.00	1,086.50	4.21
Series D (World Equity Income Series)	0.90%	7.91%	1,000.00	1,079.10	4.72
Series E (Total Return Bond Series)	0.78%	0.98%	1,000.00	1,009.80	3.95
Series F (Floating Rate Strategies Series)	1.22%	2.77%	1,000.00	1,027.70	6.24
Series J (StylePlus—Mid Growth Series)	0.97%	6.95%	1,000.00	1,069.50	5.06
Series N (Managed Asset Allocation Series)	0.99%	6.27%	1,000.00	1,062.70	5.15
Series O (All Cap Value Series)	0.88%	9.50%	1,000.00	1,095.00	4.65
Series P (High Yield Series)	1.13%	3.26%	1,000.00	1,032.60	5.79
Series Q (Small Cap Value Series)	1.14%	9.48%	1,000.00	1,094.80	6.02
Series V (SMid Cap Value Series)	0.91%	10.34%	1,000.00	1,103.40	4.82
Series X (StylePlus—Small Growth Series)	1.09%	5.69%	1,000.00	1,056.90	5.65
Series Y (StylePlus—Large Growth Series)	0.95%	11.34%	1,000.00	1,113.40	5.06
Series Z (Alpha Opportunity Series)	2.00%	1.26%	1,000.00	1,012.60	10.15

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.95%	5.00%	$ 1,000.00	$ 1,020.42	$ 4.84
Series B (Large Cap Value Series)	0.80%	5.00%	1,000.00	1,021.17	4.08
Series D (World Equity Income Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series E (Total Return Bond Series)	0.78%	5.00%	1,000.00	1,021.27	3.97
Series F (Floating Rate Strategies Series)	1.22%	5.00%	1,000.00	1,019.06	6.21
Series J (StylePlus—Mid Growth Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series N (Managed Asset Allocation Series)	0.99%	5.00%	1,000.00	1,020.21	5.04
Series O (All Cap Value Series)	0.88%	5.00%	1,000.00	1,020.77	4.48
Series P (High Yield Series)	1.13%	5.00%	1,000.00	1,019.51	5.75
Series Q (Small Cap Value Series)	1.14%	5.00%	1,000.00	1,019.46	5.80
Series V (SMid Cap Value Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series X (StylePlus—Small Growth Series)	1.09%	5.00%	1,000.00	1,019.71	5.55
Series Y (StylePlus—Large Growth Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series Z (Alpha Opportunity Series)	2.00%	5.00%	1,000.00	1,015.12	10.16

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/19
Series A (StylePlus—Large Core Series)	0.90%
Series B (Large Cap Value Series)	0.80%
Series D (World Equity Income Series)	0.90%
Series E (Total Return Bond Series)	0.77%
Series F (Floating Rate Strategies Series)	1.15%
Series J (StylePlus—Mid Growth Series)	0.92%
Series O (All Cap Value Series)	0.88%
Series P (High Yield Series)	1.07%
Series Q (Small Cap Value Series)	1.14%
Series V (SMid Cap Value Series)	0.91%
Series X (StylePlus—Small Growth Series)	1.04%
Series Y (StylePlus—Large Growth Series)	0.91%
Series Z (Alpha Opportunity Series)	2.00%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2019 to December 31, 2019.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series A (StylePlusTM—Large Core Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series A (StylePlus—Large Core Series) returned 29.97%, compared with the 31.49% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the year ended December 31, 2019 by 152 basis points net of fees. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

The fixed income sleeve comprised investments in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, specifically Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.7%
Guggenheim Strategy Fund III	28.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.8%
Guggenheim Strategy Fund II	5.5%
Apple, Inc.	0.9%
Microsoft Corp.	0.8%
Alphabet, Inc. — Class C	0.7%
Amazon.com, Inc.	0.6%
Johnson & Johnson	0.5%
Verizon Communications, Inc.	0.4%
Top Ten Total	77.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	29.97%	11.29%	12.37%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
COMMON STOCKS† - 22.4%

Consumer, Non-cyclical - 6.7%
Johnson & Johnson	6,750	$984,622
Merck & Company, Inc.	9,179	834,830
Pfizer, Inc.	20,780	814,160
Amgen, Inc.	2,865	690,666
Medtronic plc	6,003	681,040
Eli Lilly & Co.	5,012	658,727
Kimberly-Clark Corp.	4,226	581,286
Baxter International, Inc.	6,817	570,038
Abbott Laboratories	6,341	550,779
Gilead Sciences, Inc.	8,343	542,128
Philip Morris International, Inc.	5,927	504,328
Anthem, Inc.	1,643	496,235
UnitedHealth Group, Inc.	1,553	456,551
Regeneron Pharmaceuticals, Inc.*	1,194	448,323
General Mills, Inc.	8,145	436,247
Archer-Daniels-Midland Co.	9,409	436,107
McKesson Corp.	3,109	430,037
Humana, Inc.	1,142	418,566
Altria Group, Inc.	8,228	410,660
Alexion Pharmaceuticals, Inc.*	3,343	361,545
Procter & Gamble Co.	2,859	357,089
CVS Health Corp.	4,565	339,134
Thermo Fisher Scientific, Inc.	1,023	332,342
HCA Healthcare, Inc.	2,163	319,713
Zimmer Biomet Holdings, Inc.	2,031	304,000
Biogen, Inc.*	923	273,882
Molson Coors Beverage Co. — Class B	4,636	249,881
H&R Block, Inc.	10,016	235,176
Cardinal Health, Inc.	4,312	218,101
AbbVie, Inc.	2,138	189,299
Bristol-Myers Squibb Co.	2,609	167,472
Tyson Foods, Inc. — Class A	1,655	150,671
Incyte Corp.*	1,663	145,213
Total Consumer, Non-cyclical		14,588,848

Communications - 3.7%
Alphabet, Inc. — Class C*	1,190	1,591,054
Amazon.com, Inc.*	709	1,310,118
Verizon Communications, Inc.	15,725	965,515
Facebook, Inc. — Class A*	4,415	906,179
AT&T, Inc.	22,252	869,608
Cisco Systems, Inc.	10,007	479,936
eBay, Inc.	12,360	446,319
Booking Holdings, Inc.*	190	390,209
Omnicom Group, Inc.	3,582	290,214
Juniper Networks, Inc.	10,740	264,526
Comcast Corp. — Class A	5,511	247,830
Discovery, Inc. — Class A*	7,021	229,867
Total Communications		7,991,375

Consumer, Cyclical - 3.5%
Aptiv plc	5,651	536,675
Cummins, Inc.	2,932	524,710
Walmart, Inc.	4,154	493,661
Delta Air Lines, Inc.	7,815	457,021
BorgWarner, Inc.	10,191	442,086
Whirlpool Corp.	2,903	428,280
Southwest Airlines Co.	7,510	405,390
Carnival Corp.	7,910	402,065
United Airlines Holdings, Inc.*	4,527	398,784
PACCAR, Inc.	4,218	333,644
General Motors Co.	8,915	326,289
Home Depot, Inc.	1,418	309,663
Royal Caribbean Cruises Ltd.	2,072	276,633
DR Horton, Inc.	5,087	268,339
AutoZone, Inc.*	211	251,366
Las Vegas Sands Corp.	3,586	247,577
Starbucks Corp.	2,804	246,528
Norwegian Cruise Line Holdings Ltd.*	4,199	245,264
Best Buy Company, Inc.	2,436	213,881
Lennar Corp. — Class A	3,806	212,337
NIKE, Inc. — Class B	1,932	195,731
Hanesbrands, Inc.	11,321	168,117
Alaska Air Group, Inc.	2,439	165,242
PulteGroup, Inc.	3,765	146,082
Total Consumer, Cyclical		7,695,365

Technology - 3.1%
Apple, Inc.	6,654	1,953,947
Microsoft Corp.	11,730	1,849,821
Intel Corp.	13,149	786,967
Oracle Corp.	8,493	449,959
Cerner Corp.	6,097	447,459
Seagate Technology plc	3,809	226,636
International Business Machines Corp.	1,483	198,781
QUALCOMM, Inc.	2,092	184,577
Activision Blizzard, Inc.	3,003	178,438
Skyworks Solutions, Inc.	1,444	174,551
NetApp, Inc.	2,647	164,776
Fidelity National Information Services, Inc.	1,041	144,793
Total Technology		6,760,705

Industrial - 2.3%
Caterpillar, Inc.	4,090	604,011
CSX Corp.	6,820	493,495
Norfolk Southern Corp.	2,489	483,190
Union Pacific Corp.	2,354	425,580
J.B. Hunt Transport Services, Inc.	3,401	397,169
FedEx Corp.	2,256	341,130
Kansas City Southern	1,918	293,761
CH Robinson Worldwide, Inc.	3,736	292,155
Textron, Inc.	5,984	266,887
Garmin Ltd.	2,704	263,802
General Electric Co.	21,663	241,759
United Parcel Service, Inc. — Class B	1,892	221,477
Agilent Technologies, Inc.	2,123	181,113
3M Co.	1,008	177,831
United Technologies Corp.	1,184	177,316
Waters Corp.*	668	156,078
Total Industrial		5,016,754

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
Energy - 1.7%
Exxon Mobil Corp.	10,816	$754,740
Chevron Corp.	4,471	538,800
ConocoPhillips	7,871	511,851
EOG Resources, Inc.	5,742	480,950
Devon Energy Corp.	15,911	413,209
Marathon Oil Corp.	21,484	291,753
Pioneer Natural Resources Co.	1,757	265,957
HollyFrontier Corp.	5,159	261,613
Halliburton Co.	9,899	242,229
Total Energy		3,761,102

Financial - 1.3%
Berkshire Hathaway, Inc. — Class B*	2,578	583,917
JPMorgan Chase & Co.	4,143	577,534
Northern Trust Corp.	3,052	324,244
Bank of America Corp.	8,728	307,400
Citigroup, Inc.	2,777	221,855
Visa, Inc. — Class A	1,058	198,798
Franklin Resources, Inc.	7,310	189,914
Wells Fargo & Co.	3,112	167,426
U.S. Bancorp	2,436	144,430
Progressive Corp.	1,955	141,523
Total Financial		2,857,041

Utilities - 0.1%
PPL Corp.	4,823	173,049

Total Common Stocks
(Cost $43,612,093)		48,844,239

MUTUAL FUNDS† - 73.4%
Guggenheim Variable Insurance Strategy Fund III[1]	2,789,273	69,062,402
Guggenheim Strategy Fund III[1]	2,505,389	61,933,211
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,709,571	17,010,235
Guggenheim Strategy Fund II1	485,663	12,015,307
Total Mutual Funds
(Cost $161,288,656)		160,021,155

MONEY MARKET FUND† - 4.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[2]	9,146,793	9,146,793
Total Money Market Fund
(Cost $9,146,793)		9,146,793

Total Investments - 100.0%
(Cost $214,047,542)		$218,012,187
Other Assets & Liabilities, net - 0.0%		70,266
Total Net Assets - 100.0%		$218,082,453

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	10	Mar 2020	$1,614,750	$15,817

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Citibank, N.A.	S&P 500 Index	2.22% (3 Month USD LIBOR + 0.16%)	At Maturity	01/02/20	52,154	$168,498,100	$17,897,688

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$48,844,239	$—	$—	$48,844,239
Mutual Funds	160,021,155	—	—	160,021,155
Money Market Fund	9,146,793	—	—	9,146,793
Equity Futures Contracts**	15,817	—	—	15,817
Equity Index Swap Agreements**	—	17,897,688	—	17,897,688
Total Assets	$218,028,004	$17,897,688	$—	$235,925,692

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,374,635	$4,677,574	$—	$—	$(36,902)	$12,015,307	485,663	$277,806
Guggenheim Strategy Fund III	60,332,371	1,776,124	—	—	(175,284)	61,933,211	2,505,389	1,781,309
Guggenheim Ultra Short Duration Fund — Institutional Class	3,611,649	32,525,111	(19,119,988)	(10,825)	4,288	17,010,235	1,709,571	395,158
Guggenheim Variable Insurance Strategy Fund III	67,282,594	1,752,869	—	—	26,939	69,062,402	2,789,273	1,750,772
	$138,601,249	$40,731,678	$(19,119,988)	$(10,825)	$(180,959)	$160,021,155		$4,205,045

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $52,758,886)	$57,991,032
Investments in affiliated issuers, at value (cost $161,288,656)	160,021,155
Segregated cash with broker	63,000
Unrealized appreciation on OTC swap agreements	17,897,688
Prepaid expenses	12,167
Receivables:
Dividends	345,501
Interest	6,690
Fund shares sold	49
Total assets	236,337,282

Liabilities:
Overdraft due to custodian bank	11,687
Segregated cash due to broker	17,310,000
Payable for:
Securities purchased	284,372
Fund shares redeemed	276,532
Swap settlement	88,733
Management fees	76,321
Distribution and service fees	44,323
Trustees’ fees*	19,383
Fund accounting/administration fees	14,184
Variation margin on futures contracts	4,050
Transfer agent/maintenance fees	2,347
Miscellaneous (Note 11)	122,897
Total liabilities	18,254,829
Commitments and contingent liabilities (Note 14)	—
Net assets	$218,082,453

Net assets consist of:
Paid in capital	$184,104,052
Total distributable earnings (loss)	33,978,401
Net assets	$218,082,453
Capital shares outstanding	4,929,247
Net asset value per share	$44.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	1,021,204
Dividends from securities of affiliated issuers	4,205,045
Interest	167,099
Total investment income	5,393,348

Expenses:
Management fees	1,556,107
Distribution and service fees	518,702
Transfer agent/maintenance fees	25,095
Fund accounting/administration fees	165,986
Interest expense	124,754
Professional fees	86,062
Trustees’ fees*	39,665
Custodian fees	19,201
Miscellaneous	108,581
Total expenses	2,644,153
Less:
Expenses reimbursed by Adviser	(356)
Expenses waived by Adviser	(666,079)
Earnings credits applied	(5,698)
Total waived/reimbursed expenses	(672,133)
Net expenses	1,972,020
Net investment income	3,421,328

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	868,193
Investments in affiliated issuers	(10,825)
Swap agreements	8,886,339
Futures contracts	1,093,610
Net realized gain	10,837,317
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,221,459
Investments in affiliated issuers	(180,959)
Swap agreements	30,716,186
Futures contracts	(85,729)
Net change in unrealized appreciation (depreciation)	39,670,957
Net realized and unrealized gain	50,508,274
Net increase in net assets resulting from operations	$53,929,602

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,421,328	$4,394,496
Net realized gain on investments	10,837,317	17,775,188
Net change in unrealized appreciation (depreciation) on investments	39,670,957	(34,114,045)
Net increase (decrease) in net assets resulting from operations	53,929,602	(11,944,361)

Distributions to shareholders	(15,823,058)	(30,223,315)

Capital share transactions:
Proceeds from sale of shares	2,928,839	5,163,296
Distributions reinvested	15,823,058	30,223,315
Cost of shares redeemed	(29,420,471)	(54,369,310)
Net decrease from capital share transactions	(10,668,574)	(18,982,699)
Net increase (decrease) in net assets	27,437,970	(61,150,375)

Net assets:
Beginning of year	190,644,483	251,794,858
End of year	$218,082,453	$190,644,483

Capital share activity:
Shares sold	70,822	117,562
Shares issued from reinvestment of distributions	387,345	731,268
Shares redeemed	(709,256)	(1,202,046)
Net decrease in shares	(251,089)	(353,216)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$36.80	$45.50	$38.20	$34.34	$37.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.83	.62	.46	.30
Net gain (loss) on investments (realized and unrealized)	10.06	(3.10)	7.76	4.09	.36
Total from investment operations	10.74	(2.27)	8.38	4.55	.66
Less distributions from:
Net investment income	(.91)	(.75)	(.50)	(.32)	(.52)
Net realized gains	(2.39)	(5.68)	(.58)	(.37)	(3.33)
Total distributions	(3.30)	(6.43)	(1.08)	(.69)	(3.85)
Net asset value, end of period	$44.24	$36.80	$45.50	$38.20	$34.34

Total Return[b]	29.97%	(6.56%)	22.22%	13.34%	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,082	$190,644	$251,795	$223,705	$218,880
Ratios to average net assets:
Net investment income (loss)	1.65%	1.89%	1.48%	1.31%	0.83%
Total expenses[c]	1.27%	1.26%	1.12%	0.93%	0.96%
Net expenses[d,e,f]	0.95%	0.97%	0.91%	0.93%	0.96%
Portfolio turnover rate	41%	45%	44%	43%	66%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.89%	0.91%	0.90%	0.93%	0.96%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	0.02%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series B (Large Cap Value Series) (“the Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series B (Large Cap Value Series) returned 21.82%, compared with the 26.54% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund underperformed the index over the one-year period, mostly due to the Fund’s deeper value bias relative to the benchmark. The growth investing style has strongly outperformed value for the last several years, but value gained some ground in the late third and early fourth quarters of 2019.

Stock selection was also a factor behind the Fund’s showing relative to the benchmark, with sector allocation providing an additional headwind to results.

The Fund benefited most from its overweight and selection in the strong-performing Information Technology sector, where its largest individual contributor was Apple, Inc., a stock not included in the index. Other individual holdings that made strong contributions were Reliance Steel & Aluminum Co. in the Materials sector and Tyson Foods, Inc. in the Consumer Staples sector. Both were the best-returning holdings and the largest overweights in their respective sectors for the period. Also highlighting the positive side was selection in the Financial sector, where the Fund has large positions in money-center and regional U.S. banks.

Selection in the Energy, Health Care, and Utilities sectors detracted from performance. Relative underperformance in Health Care was driven by poor performance among the Fund’s pharmaceutical and biotech holdings. Performance in Utilities was influenced by an overweight to Exelon Corp., which was a relatively poor performer, and not owning strong performers NextEra Energy and Southern Company. Among individual holdings, the Fund was penalized for an underweight in strong Communications Services performer AT&T, Inc. and an overweight for poor Real Estate performer Realogy.

Negative influences also included unfavorable stock selection in the Energy sector. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Fund holdings in Range Resources Corp. and Whiting Petroleum Corp. declined significantly in response. Overweights in large oil exploration company Hess Corp. and transporter Kinder Morgan, Inc. were sector bright spots.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of overweights in the Utilities and Health Care sectors.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were in Information Technology, Financials, and Health Care. The Fund’s largest sector underweights were in Industrials, Communication Services, and Consumer Staples.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the U.S. Federal Reserve and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

The Fund has a value bias compared with the benchmark and is positioned favorably as the value investing style continues to improve. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 1000 Value ETF	4.0%
Bank of America Corp.	3.8%
Chevron Corp.	3.0%
Citigroup, Inc.	2.8%
Intel Corp.	2.8%
Verizon Communications, Inc.	2.7%
JPMorgan Chase & Co.	2.5%
Pfizer, Inc.	2.2%
Berkshire Hathaway, Inc. — Class B	2.0%
Wells Fargo & Co.	1.9%
Top Ten Total	27.7%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	21.82%	8.02%	10.62%
Russell 1000 Value Index	26.54%	8.29%	11.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 95.7%

Financial - 29.3%
Bank of America Corp.	247,492	$8,716,668
Citigroup, Inc.	78,919	6,304,839
JPMorgan Chase & Co.	40,704	5,674,138
Berkshire Hathaway, Inc. — Class B*	20,208	4,577,112
Wells Fargo & Co.	78,884	4,243,959
Truist Financial Corp.	53,865	3,033,677
Zions Bancorp North America	55,143	2,863,024
Allstate Corp.	23,741	2,669,675
Prudential Financial, Inc.	25,393	2,380,340
Voya Financial, Inc.	38,150	2,326,387
Equity Commonwealth REIT	70,611	2,318,159
MetLife, Inc.	45,139	2,300,735
Hartford Financial Services Group, Inc.	34,287	2,083,621
Principal Financial Group, Inc.	37,840	2,081,200
Loews Corp.	36,285	1,904,600
Morgan Stanley	34,665	1,772,075
Medical Properties Trust, Inc. REIT	65,452	1,381,692
KeyCorp	64,668	1,308,880
Charles Schwab Corp.	27,103	1,289,019
Howard Hughes Corp.*	9,645	1,222,986
Regions Financial Corp.	70,117	1,203,208
Marsh & McLennan Companies, Inc.	10,341	1,152,091
Old Republic International Corp.	44,139	987,389
American International Group, Inc.	18,813	965,671
Jones Lang LaSalle, Inc.	4,866	847,122
Park Hotels & Resorts, Inc. REIT	30,801	796,822
Total Financial		66,405,089

Consumer, Non-cyclical - 18.1%
Pfizer, Inc.	127,456	4,993,726
Johnson & Johnson	19,495	2,843,736
HCA Healthcare, Inc.	18,846	2,785,627
Tyson Foods, Inc. — Class A	30,226	2,751,775
McKesson Corp.	17,897	2,475,513
Archer-Daniels-Midland Co.	52,046	2,412,332
Humana, Inc.	6,387	2,340,963
Zimmer Biomet Holdings, Inc.	13,693	2,049,568
Alexion Pharmaceuticals, Inc.*	18,567	2,008,021
Merck & Company, Inc.	20,657	1,878,754
Quest Diagnostics, Inc.	17,512	1,870,107
Encompass Health Corp.	25,501	1,766,454
Amgen, Inc.	6,861	1,653,982
Medtronic plc	13,608	1,543,828
Bunge Ltd.	25,800	1,484,790
Biogen, Inc.*	4,948	1,468,220
United Therapeutics Corp.*	14,302	1,259,720
Ingredion, Inc.	13,001	1,208,443
Procter & Gamble Co.	9,301	1,161,695
UnitedHealth Group, Inc.	3,439	1,010,997
Total Consumer, Non-cyclical		40,968,251

Energy - 8.5%
Chevron Corp.	57,407	6,918,118
ConocoPhillips	55,659	3,619,505
Exxon Mobil Corp.	41,397	2,888,683
Marathon Oil Corp.	158,094	2,146,916
Cabot Oil & Gas Corp. — Class A	91,049	1,585,163
Parsley Energy, Inc. — Class A	56,789	1,073,880
Range Resources Corp.	107,163	519,741
Whiting Petroleum Corp.*	55,030	403,920
Antero Resources Corp.*	56,985	162,407
Total Energy		19,318,333

Communications - 8.2%
Verizon Communications, Inc.	99,873	6,132,202
Comcast Corp. — Class A	82,304	3,701,211
NortonLifeLock, Inc.	115,160	2,938,883
Cisco Systems, Inc.	46,985	2,253,401
Juniper Networks, Inc.	43,590	1,073,622
AT&T, Inc.	24,582	960,664
F5 Networks, Inc.*	6,844	955,765
T-Mobile US, Inc.*	8,470	664,217
Total Communications		18,679,965

Technology - 8.0%
Intel Corp.	104,561	6,257,976
Micron Technology, Inc.*	69,212	3,722,221
Apple, Inc.	10,204	2,996,404
Skyworks Solutions, Inc.	19,813	2,394,996
Qorvo, Inc.*	13,783	1,601,998
Amdocs Ltd.	15,609	1,126,814
Total Technology		18,100,409

Consumer, Cyclical - 7.4%
Walmart, Inc.	26,728	3,176,356
Southwest Airlines Co.	47,188	2,547,208
LKQ Corp.*	49,954	1,783,358
Lear Corp.	12,115	1,662,178
Walgreens Boots Alliance, Inc.	27,602	1,627,414
PACCAR, Inc.	20,253	1,602,012
PVH Corp.	14,248	1,498,177
Carnival Corp.	23,157	1,177,070
Home Depot, Inc.	4,427	966,768
Macy’s, Inc.	44,265	752,505
Total Consumer, Cyclical		16,793,046

Utilities - 7.3%
Exelon Corp.	79,898	3,642,550
Public Service Enterprise Group, Inc.	56,473	3,334,731
Edison International	27,657	2,085,614
Duke Energy Corp.	21,954	2,002,424
AES Corp.	71,750	1,427,825
NiSource, Inc.	51,045	1,421,093
Pinnacle West Capital Corp.	15,680	1,410,102
PPL Corp.	33,862	1,214,969
Total Utilities		16,539,308

Basic Materials - 4.8%
Freeport-McMoRan, Inc.	178,263	2,338,811
Nucor Corp.	38,756	2,181,188
Huntsman Corp.	78,933	1,907,021

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
Olin Corp.	90,597	$1,562,798
Reliance Steel & Aluminum Co.	10,519	1,259,755
DuPont de Nemours, Inc.	18,012	1,156,371
Dow, Inc.	9,877	540,568
Total Basic Materials		10,946,512

Industrial - 4.1%
Eaton Corporation plc	18,940	1,793,997
Owens Corning	26,430	1,721,122
FedEx Corp.	10,635	1,608,119
Valmont Industries, Inc.	7,628	1,142,522
General Electric Co.	97,873	1,092,262
Knight-Swift Transportation Holdings, Inc.	29,105	1,043,123
Johnson Controls International plc	24,247	987,095
Total Industrial		9,388,240

Total Common Stocks
(Cost $173,388,328)		217,139,153

EXCHANGE-TRADED FUNDS† - 4.0%
iShares Russell 1000 Value ETF	65,517	8,941,760
Total Exchange-Traded Funds
(Cost $8,296,190)		8,941,760

MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[1]	1,246,858	1,246,858
Total Money Market Fund
(Cost $1,246,858)		1,246,858

Total Investments - 100.2%
(Cost $182,931,376)		$227,327,771
Other Assets & Liabilities, net - (0.2)%		(359,960)
Total Net Assets - 100.0%		$226,967,811

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$217,139,153	$—	$—	$217,139,153
Exchange-Traded Funds	8,941,760	—	—	8,941,760
Money Market Fund	1,246,858	—	—	1,246,858
Total Assets	$227,327,771	$—	$—	$227,327,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $182,931,376)	$227,327,771
Prepaid expenses	5,626
Receivables:
Dividends	271,055
Fund shares sold	3,532
Interest	3,160
Total assets	227,611,144

Liabilities:
Due to custodian bank	333,011
Payable for:
Fund shares redeemed	120,830
Management fees	55,451
Distribution and service fees	46,032
Fund accounting/administration fees	14,730
Trustees’ fees*	6,641
Transfer agent/maintenance fees	2,367
Miscellaneous	64,271
Total liabilities	643,333
Commitments and contingent liabilities (Note 14)	—
Net assets	$226,967,811

Net assets consist of:
Paid in capital	$165,289,708
Total distributable earnings (loss)	61,678,103
Net assets	$226,967,811
Capital shares outstanding	5,596,690
Net asset value per share	$40.55

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$5,671,274
Interest	98,375
Total investment income	5,769,649

Expenses:
Management fees	1,410,804
Distribution and service fees	542,617
Transfer agent/maintenance fees	25,081
Fund accounting/administration fees	173,639
Professional fees	62,009
Trustees’ fees*	27,023
Custodian fees	8,786
Miscellaneous	80,299
Total expenses	2,330,258
Less:
Expenses reimbursed by Adviser	(9,851)
Expenses waived by Adviser	(586,680)
Earnings credits applied	(100)
Total waived/reimbursed expenses	(596,631)
Net expenses	1,733,627
Net investment income	4,036,022

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,885,112
Net realized gain	15,885,112
Net change in unrealized appreciation (depreciation) on:
Investments	23,033,020
Net change in unrealized appreciation (depreciation)	23,033,020
Net realized and unrealized gain	38,918,132
Net increase in net assets resulting from operations	$42,954,154

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,036,022	$3,840,780
Net realized gain on investments	15,885,112	16,968,144
Net change in unrealized appreciation (depreciation) on investments	23,033,020	(42,619,610)
Net increase (decrease) in net assets resulting from operations	42,954,154	(21,810,686)

Distributions to shareholders	(17,179,352)	(19,382,371)

Capital share transactions:
Proceeds from sale of shares	10,450,047	5,515,601
Distributions reinvested	17,179,352	19,382,371
Cost of shares redeemed	(33,603,539)	(45,795,901)
Net decrease from capital share transactions	(5,974,140)	(20,897,929)
Net increase (decrease) in net assets	19,800,662	(62,090,986)

Net assets:
Beginning of year	207,167,149	269,258,135
End of year	$226,967,811	$207,167,149

Capital share activity:
Shares sold	272,332	132,720
Shares issued from reinvestment of distributions	454,721	480,475
Shares redeemed	(863,141)	(1,090,519)
Net decrease in shares	(136,088)	(477,324)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$36.14	$43.36	$39.08	$33.20	$41.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.65	.48	.50	.61
Net gain (loss) on investments (realized and unrealized)	6.93	(4.42)	5.52	6.48	(2.29)
Total from investment operations	7.65	(3.77)	6.00	6.98	(1.68)
Less distributions from:
Net investment income	(.72)	(.58)	(.53)	(.61)	(.47)
Net realized gains	(2.52)	(2.87)	(1.19)	(.49)	(6.05)
Total distributions	(3.24)	(3.45)	(1.72)	(1.10)	(6.52)
Net asset value, end of period	$40.55	$36.14	$43.36	$39.08	$33.20

Total Return[b]	21.82%	(9.53%)	15.81%	21.41%	(5.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$226,968	$207,167	$269,258	$260,692	$233,098
Ratios to average net assets:
Net investment income (loss)	1.86%	1.54%	1.17%	1.44%	1.63%
Total expenses[c]	1.07%	1.07%	1.02%	0.82%	0.84%
Net expenses[d,e]	0.80%	0.80%	0.81%	0.82%	0.84%
Portfolio turnover rate	32%	21%	27%	44%	38%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.80%	0.80%	0.79%	0.82%	0.84%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series D (World Equity Income Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Evan Einstein, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2019.

For the one year period ended December 31, 2019, Series D (World Equity Income Series) returned 21.40%, compared with the 27.67% return of its benchmark, the MSCI World Index.

Performance Review

The Guggenheim World Equity Income Fund delivered on its mandate to provide current equity income while providing a stable long-term total return. During the year, the Fund balanced generating income while doing so with lower risk than the benchmark. The Fund tends to outperform in periods of market decline or uncertainty.

Even though the Fund underperformed the MSCI World Index, it performed well considering dividend yield was a headwind during the year. It did pay a distribution from net investment income of 3.1% for the year, which reflected its successful navigation of the declining rate environment; being cognizant of companies with unsustainable dividends is one of the primary drivers for the Fund’s track record relative to peers.

The tactical currency hedge, which helps to reduce volatility and is achieved via currency futures contracts, was a negative contributor to performance this year, as the Fund navigated very choppy currency rates, particularly in the euro, pound, and yen. Currencies were in flux with factors like Brexit, trade uncertainty, and concerns over slower global growth.

The Fund had negative attribution in selection and, to a lesser extent, allocation. Contributing the most to allocation and selection performance was the Energy sector, where an underweight relative to the benchmark benefited the Fund. Declining energy prices throughout the year were key drivers of this.

The Fund kept pace with the benchmark in the Information Technology sector, the largest weight and the leading performer in both the Fund and benchmark. The major contributors to relative performance were underweights in Apple, Inc., and Microsoft Corp., the largest holdings in the Fund. Both had strong returns this year.

Utilities, a consistent overweight in the portfolio, was the largest positive overall contributor to performance this year. This was thanks to an overweight in strong performers like NextEra Energy, a sustainable energy company, as well as UK energy company SSE Plc. Real Estate was also a bright spot for performance, where the Fund’s overall overweight and individual overweights in Essex Property Trust and Verit, Inc. led the way higher. Real Estate is a prime sector to find stable-yielding names.

The Industrials sector was the largest detractor from performance, hurt by an underweight in United Technologies, Union Pacific, and Airbus, which benefited from the 737 trouble Boeing experienced during the year. Financials was another detractor, where underweights in big U.S. banks hurt performance; however, the Fund benefited from the strong performance of, and overweights to, banks like National Australia Bank and the Bank of Montreal.

From a country perspective, allocation overall detracted from performance. The Fund’s small underweight to U.S. exposure, the largest in both the Fund and benchmark, was neutral to allocation performance, but it was the largest detractor from overall relative performance contribution. Underweights to Japan and Germany slightly benefited the Fund’s allocation performance. Germany was the best overall relative performance contributor, followed by Spain. The UK, roughly equal weight, was not impactful to allocation but was the second largest detractor from total relative contribution. This was in part due to Brexit uncertainty over much of the period.

Portfolio Positioning

Global equities remain an important allocation in investors’ portfolios. Although the year was volatile, the market moved significantly higher. Still, the Fund continues to position itself more defensively than the broader market as the decline in volatility over recent quarters may pause. Accordingly, we have increased exposure to the Industrials, Consumer Staples, and Materials sectors. Communication Services has been brought down from an overweight to a slight underweight, as has exposure to Financials.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

As we look to the future and the uncertainty it brings, we feel it is a good time to seek out dividend yield. It is also a good idea to not reach for excessive or unsustainable yields. As such, we have moderately reduced our overall yield but continue to be positioned well in excess of the benchmark. An income-producing portfolio can prove prudent in a variety of market environments.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2019, the investment diversification of the Fund by Country was as follows:

Country	% of Long-Term Investments
United States	55.3%
Japan	6.5%
Canada	6.3%
Switzerland	5.2%
Italy	4.0%
Finland	3.4%
Australia	3.1%
Other	16.2%
Total Long-Term Investments	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	2.8%
Apple, Inc.	2.2%
Mastercard, Inc. — Class A	1.5%
Home Depot, Inc.	1.3%
Verizon Communications, Inc.	1.3%
AT&T, Inc.	1.3%
Roche Holding AG	1.2%
Alphabet, Inc. — Class C	1.2%
AbbVie, Inc.	1.2%
Amazon.com, Inc.	1.1%
Top Ten Total	15.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	21.40%	7.06%	7.18%
MSCI World Index	27.67%	8.74%	9.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
COMMON STOCKS† - 98.3%

Financial - 20.8%
Mastercard, Inc. — Class A	6,500	$1,940,835
HSBC Holdings plc	186,100	1,458,979
Intesa Sanpaolo SpA	462,400	1,218,385
Zurich Insurance Group AG	2,900	1,190,311
DBS Group Holdings Ltd.	57,400	1,104,930
Sampo Oyj — Class A	24,700	1,078,287
Assicurazioni Generali SpA	49,900	1,029,856
United Overseas Bank Ltd.	52,300	1,027,374
Chubb Ltd.	6,300	980,658
Swiss Life Holding AG	1,900	954,055
Annaly Capital Management, Inc. REIT	100,300	944,826
Simon Property Group, Inc. REIT	5,900	878,864
Swedbank AB — Class A	58,700	874,267
Extra Space Storage, Inc. REIT	8,200	866,084
Public Storage REIT	4,000	851,840
SmartCentres Real Estate Investment Trust	35,100	843,910
Vonovia SE	15,300	823,965
RioCan Real Estate Investment Trust	39,700	818,411
Marsh & McLennan Companies, Inc.	6,600	735,306
Aflac, Inc.	13,500	714,150
Intercontinental Exchange, Inc.	7,300	675,615
H&R Real Estate Investment Trust	38,300	622,553
First Capital Real Estate Investment Trust	38,300	609,866
Ageas	9,600	567,405
Covivio REIT	4,800	545,002
Vornado Realty Trust REIT	7,600	505,400
American Financial Group, Inc.	4,000	438,600
Klepierre S.A. REIT	11,500	436,750
American Express Co.	3,200	398,368
Host Hotels & Resorts, Inc. REIT	20,900	387,695
Swiss Prime Site AG*	3,200	370,120
SL Green Realty Corp. REIT	4,000	367,520
Mizuho Financial Group, Inc.	229,700	355,772
JPMorgan Chase & Co.	2,500	348,500
Prudential Financial, Inc.	3,400	318,716
Canadian Apartment Properties REIT	7,600	310,360
Visa, Inc. — Class A	1,100	206,690
Total Financial		27,800,225

Consumer, Non-cyclical - 19.3%
Roche Holding AG	5,000	1,622,790
AbbVie, Inc.	17,700	1,567,158
Medtronic plc	12,300	1,395,435
Amgen, Inc.	5,100	1,229,457
S&P Global, Inc.	4,500	1,228,725
CSL Ltd.	6,100	1,180,446
Kimberly-Clark Corp.	8,500	1,169,175
Sysco Corp.	12,100	1,035,034
Quest Diagnostics, Inc.	9,600	1,025,184
PepsiCo, Inc.	7,500	1,025,025
Kellogg Co.	14,700	1,016,652
Procter & Gamble Co.	8,000	999,200
Colgate-Palmolive Co.	13,600	936,224
Archer-Daniels-Midland Co.	19,100	885,285
Altria Group, Inc.	17,300	863,443
Novartis AG	9,000	854,910
Sonic Healthcare Ltd.	41,900	845,351
Ono Pharmaceutical Company Ltd.	36,000	828,927
Bunge Ltd.	13,300	765,415
HCA Healthcare, Inc.	5,100	753,831
Pfizer, Inc.	18,900	740,502
Shionogi & Company Ltd.	11,400	709,949
Zoetis, Inc.	5,300	701,455
Japan Tobacco, Inc.	27,100	606,664
Constellation Brands, Inc. — Class A	2,900	550,275
Orion Oyj — Class B	7,600	351,904
Cochlear Ltd.	2,100	331,181
Atlantia SpA	12,500	291,569
Cintas Corp.	1,000	269,080
Total Consumer, Non-cyclical		25,780,246

Technology - 14.3%
Microsoft Corp.	23,900	3,769,030
Apple, Inc.	9,800	2,877,770
Accenture plc — Class A	6,900	1,452,933
Texas Instruments, Inc.	11,200	1,436,848
International Business Machines Corp.	9,400	1,259,976
Micron Technology, Inc.*	22,900	1,231,562
HP, Inc.	57,700	1,185,735
Broadcom, Inc.	3,400	1,074,468
Seagate Technology plc	15,300	910,350
Maxim Integrated Products, Inc.	13,500	830,385
Canon, Inc.	27,900	766,819
Fiserv, Inc.*	5,600	647,528
Fidelity National Information Services, Inc.	4,400	611,996
Western Digital Corp.	7,600	482,372
Lam Research Corp.	1,000	292,400
Konica Minolta, Inc.	38,300	251,313
Total Technology		19,081,485

Industrial - 12.6%
3M Co.	7,100	1,252,582
Illinois Tool Works, Inc.	6,700	1,203,521
United Parcel Service, Inc. — Class B	10,000	1,170,600
Eaton Corporation plc	11,700	1,108,224
Lockheed Martin Corp.	2,828	1,101,166
Waste Management, Inc.	9,500	1,082,620
Amcor plc	92,800	1,005,952
Waste Connections, Inc.	10,800	980,532
Packaging Corporation of America	8,600	963,114
Kone Oyj — Class B	14,200	928,505
Westrock Co.	20,900	896,819
Komatsu Ltd.	36,400	885,035
Lennox International, Inc.	3,000	731,910
Republic Services, Inc. — Class A	7,200	645,336
Geberit AG	1,100	617,611
Sumitomo Heavy Industries Ltd.	21,100	607,789
FedEx Corp.	3,200	483,872
Garmin Ltd.	3,600	351,216
Amada Holdings Company Ltd.	26,900	309,449
Ingersoll-Rand plc	2,300	305,716

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
Venture Corporation Ltd.	23,100	$278,346
Total Industrial		16,909,915

Communications - 9.8%
Verizon Communications, Inc.	28,300	1,737,620
AT&T, Inc.	42,800	1,672,624
Alphabet, Inc. — Class C*	1,181	1,579,021
Amazon.com, Inc.*	800	1,478,272
Rogers Communications, Inc. — Class B	19,200	953,721
Elisa Oyj	15,400	850,948
TELUS Corp.	20,400	790,170
HKT Trust & HKT Ltd.	466,000	656,659
BCE, Inc.	13,800	639,561
Trend Micro, Inc.	11,400	587,515
Wolters Kluwer N.V.	6,300	459,583
Facebook, Inc. — Class A*	2,235	458,734
Telia Company AB	95,900	412,261
WPP plc	26,900	380,050
Nokia Oyj	76,700	283,634
Proximus SADP	7,700	220,469
Total Communications		13,160,842

Consumer, Cyclical - 7.8%
Home Depot, Inc.	8,200	1,790,716
Persimmon plc	35,000	1,249,553
Ford Motor Co.	115,300	1,072,290
General Motors Co.	28,600	1,046,760
Sands China Ltd.	191,600	1,024,147
McDonald’s Corp.	3,900	770,679
Subaru Corp.	28,800	719,198
Harvey Norman Holdings Ltd.	232,800	664,909
Sumitomo Corp.	34,300	512,633
Bridgestone Corp.	11,200	419,506
Delta Air Lines, Inc.	5,600	327,488
USS Company Ltd.	17,100	325,127
Las Vegas Sands Corp.	4,300	296,872
Crown Resorts Ltd.	30,500	257,056
Total Consumer, Cyclical		10,476,934

Utilities - 7.7%
Fortis, Inc.	24,800	1,029,377
Fortum Oyj	40,200	992,259
Power Assets Holdings Ltd.	134,800	986,090
NextEra Energy, Inc.	3,900	944,424
Snam SpA	174,100	915,329
Terna Rete Elettrica Nazionale SpA	134,400	897,809
AGL Energy Ltd.	61,300	883,150
Enel SpA	110,700	878,347
Duke Energy Corp.	9,600	875,616
SSE plc	22,900	436,388
Algonquin Power & Utilities Corp.	30,200	427,377
Veolia Environnement S.A.	15,500	412,325
Iberdrola S.A.	30,600	315,167
Canadian Utilities Ltd. — Class A	9,500	286,663
Total Utilities		10,280,321

Basic Materials - 4.5%
International Paper Co.	24,300	1,119,015
Rio Tinto plc	17,000	1,013,983
LyondellBasell Industries N.V. — Class A	10,600	1,001,488
Air Products & Chemicals, Inc.	4,000	939,960
Nucor Corp.	7,600	427,728
Showa Denko K.K.	15,200	405,525
Westlake Chemical Corp.	5,700	399,855
Celanese Corp. — Class A	3,200	393,984
Nissan Chemical Corp.	7,700	325,614
Total Basic Materials		6,027,152

Energy - 1.5%
Exxon Mobil Corp.	14,000	976,920
Chevron Corp.	5,400	650,754
Occidental Petroleum Corp.	7,600	313,196
Total Energy		1,940,870

Total Common Stocks
(Cost $118,258,970)		131,457,990

EXCHANGE-TRADED FUNDS† - 0.8%
iShares MSCI EAFE ETF	7,709	535,313
SPDR S&P 500 ETF Trust	1,659	533,965
Total Exchange-Traded Funds
(Cost $989,670)		1,069,278

MONEY MARKET FUND† - 0.5%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.43%[1]	723,373	723,373
Total Money Market Fund
(Cost $723,373)		723,373

Total Investments - 99.6%
(Cost $119,972,013)		$133,250,641
Other Assets & Liabilities, net - 0.4%		507,481
Total Net Assets - 100.0%		$133,758,122

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES D (WORLD EQUITY INCOME SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	37	Mar 2020	$4,273,038	$(452)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$131,457,990	$—	$—	$131,457,990
Exchange-Traded Funds	1,069,278	—	—	1,069,278
Money Market Fund	723,373	—	—	723,373
Total Assets	$133,250,641	$—	$—	$133,250,641

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$452	$—	$—	$452

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $119,972,013)	$133,250,641
Foreign currency, at value (cost $2,884)	2,884
Cash	1,219
Prepaid expenses	4,580
Receivables:
Foreign tax reclaims	291,937
Dividends	232,659
Securities sold	162,769
Fund shares sold	74,289
Interest	1,089
Total assets	134,022,067

Liabilities:
Payable for:
Fund shares redeemed	90,173
Management fees	42,246
Printing fees	30,707
Distribution and service fees	27,168
Professional fees	26,284
Custodian fees	14,700
Fund accounting/administration fees	8,694
Trustees’ fees*	4,821
Transfer agent/maintenance fees	2,473
Variation margin on futures contracts	452
Miscellaneous	16,227
Total liabilities	263,945
Commitments and contingent liabilities (Note 14)	—
Net assets	$133,758,122

Net assets consist of:
Paid in capital	$116,091,243
Total distributable earnings (loss)	17,666,879
Net assets	$133,758,122
Capital shares outstanding	9,255,269
Net asset value per share	$14.45

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $340,317)	$4,245,045
Interest	18,886
Total investment income	4,263,931

Expenses:
Management fees	914,134
Distribution and service fees	326,475
Transfer agent/maintenance fees	25,124
Fund accounting/administration fees	104,473
Professional fees	56,165
Custodian fees	35,502
Trustees’ fees*	23,515
Miscellaneous	72,854
Total expenses	1,558,242
Less:
Expenses reimbursed by Adviser	(2,040)
Expenses waived by Adviser	(382,643)
Earnings credits applied	(535)
Total waived/reimbursed expenses	(385,218)
Net expenses	1,173,024
Net investment income	3,090,907

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,492,975
Futures contracts	(508,853)
Foreign currency transactions	6,831
Net realized gain	1,990,953
Net change in unrealized appreciation (depreciation) on:
Investments	20,343,876
Futures contracts	(160,027)
Foreign currency translations	2,937
Net change in unrealized appreciation (depreciation)	20,186,786
Net realized and unrealized gain	22,177,739
Net increase in net assets resulting from operations	$25,268,646

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,090,907	$3,430,267
Net realized gain on investments	1,990,953	8,547,523
Net change in unrealized appreciation (depreciation) on investments	20,186,786	(22,855,163)
Net increase (decrease) in net assets resulting from operations	25,268,646	(10,877,373)

Distributions to shareholders	(10,799,071)	(4,156,958)

Capital share transactions:
Proceeds from sale of shares	1,377,569	3,054,237
Distributions reinvested	10,799,071	4,156,958
Cost of shares redeemed	(18,200,016)	(27,976,438)
Net decrease from capital share transactions	(6,023,376)	(20,765,243)
Net increase (decrease) in net assets	8,446,199	(35,799,574)

Net assets:
Beginning of year	125,311,923	161,111,497
End of year	$133,758,122	$125,311,923

Capital share activity:
Shares sold	99,244	208,853
Shares issued from reinvestment of distributions	796,979	288,077
Shares redeemed	(1,309,109)	(1,924,607)
Net decrease in shares	(412,886)	(1,427,677)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$12.96	$14.52	$12.98	$12.12	$12.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.33	.33	.37	.36
Net gain (loss) on investments (realized and unrealized)	2.36	(1.47)	1.60	.88	(.43)
Total from investment operations	2.69	(1.14)	1.93	1.25	(.07)
Less distributions from:
Net investment income	(.40)	(.42)	(.39)	(.39)	(.41)
Net realized gains	(.80)	—	—	—	—
Total distributions	(1.20)	(.42)	(.39)	(.39)	(.41)
Net asset value, end of period	$14.45	$12.96	$14.52	$12.98	$12.12

Total Return[b]	21.40%	(8.17%)	15.06%	10.37%	(0.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,758	$125,312	$161,111	$159,978	$158,063
Ratios to average net assets:
Net investment income (loss)	2.37%	2.29%	2.38%	2.92%	2.88%
Total expenses[c]	1.19%	1.17%	1.12%	0.91%	0.96%
Net expenses[d,e]	0.90%	0.90%	0.90%	0.91%	0.96%
Portfolio turnover rate	139%	134%	112%	43%	110%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17
0.90%	0.90%	0.88%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series E (Total Return Bond Series) (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Senior Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series E (Total Return Bond Series) returned 4.49%, compared with the 8.72% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

Positive total return was largely attributed to duration and the portfolio’s carry (carry refers to the income received, net of borrowing costs from portfolio investments over a defined period), with modest spread tightening also contributing to performance. Most asset categories rallied over the year as global central bank easing and a flood of liquidity drove prices higher. At the forefront of policy easing was the U.S. Federal Reserve’s (the “Fed”) dovish pivot in late 2018 which prioritized extending the expansion and resulted in three rate cuts in 2019, and the expansion of the balance sheet via U.S. Treasury bill purchases and repo operations in the second half of the year.

With its shift in policy, the Fed has decreased the odds of a recession near term and has likely extended the expansion. Within the U.S. economy, weakness in manufacturing data looks to be bottoming, the consumer is in good shape, and the labor market remains extraordinarily resilient. The recovery in the U.S. is also helping to drive a pickup in global economic activity.

Fed Chair Jerome Powell referred to the first cut as a brief “mid-cycle” rate adjustment, as opposed to the beginning of a lengthy cutting cycle. The Fed’s 1998 mid-cycle adjustment resulted in a liquidity driven rally that caused the Nasdaq index to double within a year before the bubble finally burst. It also led to a significant widening of credit spreads well in advance of the economy rolling over.

With that in mind and with corporate credit spreads near cycle tights, the Fund continued to focus on income and capital preservation in a market where the risk/reward trade-off looks unattractive in many credit sectors. Low volatility and reducing drawdown risk remained a priority for the Fund. As such, the Fund continued to invest in assets classes that have a low likelihood of default and are expected to exhibit minimal spread volatility with stable returns under a variety of credit and rate environments. This caused the Fund to underperform the benchmark during the year.

Over the year, all sectors contributed positively to total return with no negative performers. Within our credit exposure we continued to favor structured credit over corporate credit given what we view as a compelling spread pickup to similarly rated corporates while providing defensive positioning through shorter spread duration profiles.

Asset-backed securities (“ABS”), which constituted approximately 17% of the Fund at year’s end, generated positive total returns as the investor base for structured credit, including aircraft securitization and other commercial ABS, continues to grow. The aircraft ABS sector saw a record year in supply as new issuance topped $10.8bn amid lower financing costs. Lease and renewal rates for midlife aircraft (those securitized in aircraft ABS) are expected to be supported by new aircraft supply disruptions and relatively low fuel prices.

Collateralized loan obligations (“CLOs”) contributed to performance. CLOs rallied into year-end as the underlying leveraged loan collateral base performed well with the positive geopolitical backdrop. Total CLO new issuance finished the year at ~$118bn, only slightly lagging last year’s issuance activity. Spreads remained considerably wider than many other asset categories, particularly those with a similar credit profile or spread duration. We continue to favor senior CLOs with short spread durations, as they offer a compelling spread pickup to similarly rated corporates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

Non-agency residential mortgage-backed securities, which constituted approximately 12% of the Fund at year’s end, contributed positively as lower rates and improving credit fundamentals drove higher prepayments for discounted dollar price holdings. Limited home inventory and improving labor market conditions should support home prices and mortgage credit performance. Net issuance for the year finished positive for the first time since 2007, driven mainly by slower paydowns on existing deals. Historically low spread differences between senior and subordinated tranches suggest better value in staying structurally senior at this time.

In order to maintain our defensive positioning and short portfolio spread duration our longer duration holdings continue to be allocated to treasuries and agency debt, including agency commercial mortgage-backed securities (“Agency CMBS”). Agency CMBS has some spread tightening potential should credit spreads broadly tighten but has much less downside should spreads widen.

The Fund used various derivatives primarily to hedge risk related to outright positioning in both credit and duration as well as to effectuate certain cash investment activities. Derivatives used as hedges performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.38% due 02/29/24	5.8%
Guggenheim Total Return Bond Fund — R6-Class	4.7%
Guggenheim Limited Duration Fund — R6-Class	2.4%
Government of Japan, 0.10% due 08/01/21	1.9%
U.S. Treasury Bonds, 2.25%	1.8%
U.S. Treasury Notes, 2.50%	1.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.6%
Government of Japan, due 01/20/20	1.5%
Station Place Securitization Trust, 2.38% due 03/24/20	1.4%
Federative Republic of Brazil, due 07/01/21	1.3%
Top Ten Total	24.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	4.49%	4.03%	4.69%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	46.5%
AA	9.1%
A	12.9%
BBB	7.4%
BB	1.7%
B	2.7%
CCC	1.2%
CC	1.0%
C	0.3%
NR2	3.5%
Other Instruments	13.7%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.8%
iShares Core U.S. Aggregate Bond ETF	9,400	$1,056,278
Total Exchange-Traded Funds
(Cost $1,057,160)		1,056,278

MUTUAL FUNDS† - 8.7%
Guggenheim Total Return Bond Fund — R6-Class[1]	223,119	6,055,444
Guggenheim Limited Duration Fund — R6-Class[1]	123,485	3,032,782
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	205,849	2,048,198
Total Mutual Funds
(Cost $10,989,863)		11,136,424

MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management — Institutional Shares 1.44%[2]	2,979,834	2,979,834
Total Money Market Fund
(Cost $2,979,834)		2,979,834

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 33.0%
Government Agency - 18.0%
Fannie Mae
3.58% due 04/01/33	1,268,054	1,383,039
3.16% due 01/01/30	1,300,000	1,369,185
3.00% due 12/01/29	1,250,000	1,311,821
2.94% due 10/01/32	1,153,792	1,189,319
3.83% due 05/01/49	1,000,000	1,113,796
3.43% due 09/01/34	1,000,000	1,083,416
3.37% due 06/01/39	1,000,000	1,047,297
3.01% due 12/01/27	1,000,000	1,046,482
3.33% due 04/01/30	973,457	1,028,768
2.50% due 12/01/29	693,478	703,239
3.08% due 10/01/32	500,000	522,464
3.11% due 10/01/29	500,000	521,752
2.99% due 09/01/29	500,000	519,757
2.96% due 11/01/29	500,000	518,451
2.86% due 09/01/29	500,000	518,397
2.90% due 11/01/29	500,000	515,915
1.95% due 11/01/20	250,000	249,344
Freddie Mac Multifamily Structured Pass Through Certificates
2019-K087, 3.77% due 12/25/28	1,250,000	1,372,940
2017-KGX1, 3.00% due 10/25/27	1,200,000	1,248,815
2017-KW03, 3.02% due 06/25/27	1,050,000	1,091,895
2018-K074, 3.60% due 02/25/28	1,000,000	1,080,512
2019-1513, 2.80% due 08/25/34	650,000	652,396
Freddie Mac Seasoned Credit Risk Transfer Trust
2017-3, 3.00% due 07/25/56	1,028,902	1,048,516
2017-4, 3.25% due 06/25/57	1,008,472	1,039,293

Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	900,000	936,684
Total Government Agency		23,113,493

Residential Mortgage Backed Securities - 11.6%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[3]	1,000,000	998,587
2019-T3, 2.51% due 09/15/52[3]	750,000	749,569
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 1.91% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	1,561,309	972,540
Soundview Home Loan Trust
2006-OPT5, 1.93% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	924,688	900,763
Home Equity Loan Trust
2007-FRE1, 1.98% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	940,828	887,686
Homeward Opportunities Fund I Trust
2019-2, 2.70% (WAC) due 09/25/59[3,4]	872,507	869,127
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[3,4]	842,406	844,917
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[3,4]	803,583	834,423
NovaStar Mortgage Funding Trust Series
2007-2, 1.99% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	804,660	783,122
GSAA Trust
2005-10, 2.44% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[4]	767,992	773,699
Luminent Mortgage Trust
2006-2, 1.99% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	736,800	648,843
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[3,4]	615,787	618,164
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[3,4]	600,891	600,653
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 1.84% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[3,4]	623,323	597,402
HarborView Mortgage Loan Trust
2006-14, 1.91% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	562,749	558,056

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
CIT Mortgage Loan Trust
2007-1, 3.24% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[3,4]	385,323	$386,404
2007-1, 3.14% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[3,4]	167,906	169,318
CSMC Series
2015-12R, 2.32% (WAC) due 11/30/37[3,4]	556,795	554,554
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	2,470,302	369,394
NRPL Trust
2019-3A, 3.00% due 07/25/59[3]	344,151	342,856
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.08% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	338,284	307,408
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[3,4]	305,209	305,134
Freddie Mac STACR Trust
2019-DNA3, 2.52% (1 Month USD LIBOR + 0.73%, Rate Floor: 0.00%) due 07/25/49[3,4]	296,326	296,326
Towd Point Mortgage Trust
2018-1, 3.00% (WAC) due 01/25/58[3,4]	263,194	265,977
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	112,586	118,714
Morgan Stanley Re-REMIC Trust
2010-R5, 5.58% due 06/26/36[3]	74,466	68,951
Total Residential Mortgage Backed Securities		14,822,587

Commercial Mortgage Backed Securities - 1.8%
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[3]	500,000	499,790
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.50% (WAC) due 01/15/59[4,6]	4,791,738	285,363
2015-NXS1, 2.63% due 05/15/48	175,232	175,090
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.77% due 04/10/28[3]	450,000	449,744
Citigroup Commercial Mortgage Trust
2016-GC37, 1.76% (WAC) due 04/10/49[4,6]	3,708,601	317,148
CFCRE Commercial Mortgage Trust
2016-C3, 1.03% (WAC) due 01/10/48[4,6]	5,764,877	300,317
COMM Mortgage Trust
2015-CR26, 0.95% (WAC) due 10/10/48[4,6]	6,437,735	287,795
Total Commercial Mortgage Backed Securities		2,315,247

Military Housing - 1.6%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.93% (WAC) due 11/25/55[3,4]	955,276	1,070,457
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[3]	953,078	1,017,813
Total Military Housing		2,088,270

Total Collateralized Mortgage Obligations
(Cost $41,127,552)		42,339,597

ASSET-BACKED SECURITIES†† - 17.0%
Collateralized Loan Obligations - 7.5%
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[3]	1,000,000	1,016,817
Marathon CLO VII Ltd.
2017-7A, 3.59% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[3,4]	1,000,000	1,000,662
NXT Capital CLO LLC
2017-1A, 3.67% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[3,4]	1,000,000	1,000,115
Halcyon Loan Advisors Funding Ltd.
2017-3A, 2.90% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,4]	1,000,000	998,402
MP CLO VIII Ltd.
2018-2A, 2.85% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,4]	1,000,000	998,071
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,7]	1,000,000	864,472
NewStar Clarendon Fund CLO LLC
2019-1A, 3.24% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[3,4]	859,584	858,889
Golub Capital Partners CLO Ltd.
2018-36A, 3.19% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,4]	850,000	831,683
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.30% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,4]	750,000	734,741
THL Credit Wind River CLO Ltd.
2019-1A, 2.88% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[3,4]	717,777	717,386
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,7]	500,000	405,985
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.46% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,4]	109,000	108,260

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~		Value
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,7]		600,000	$80,400
Total Collateralized Loan Obligations			9,615,883

Transport-Aircraft - 2.9%
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[3,8]		1,220,611	1,255,497
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42		703,341	712,807
Raspro Trust
2005-1A, 2.89% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,4]		584,129	574,704
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]		471,478	471,121
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[5]		425,715	426,798
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]		307,939	309,041
Total Transport-Aircraft			3,749,968

Financial - 2.8%
Station Place Securitization Trust
2019-8, 2.38% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 03/24/20[3,4]		1,850,000	1,849,999
2019-6, 2.38% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,3,4		700,000	700,000
2019-9, 2.48% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20†††,3,4		350,000	350,000
2019-2, 2.33% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[3,4]		250,000	250,048
Madison Avenue Secured Funding Trust
2019-1, 3.22% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20[3,4]		250,000	250,017
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		244,593	242,799
Total Financial			3,642,863

Collateralized Debt Obligations - 1.1%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[3]		1,000,000	1,003,950
Putnam Structured Product Funding Ltd.
2003-1A, 2.74% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3,4]		232,253	229,963
N-Star REL CDO VIII Ltd.
2006-8A, 2.49% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[3,4]		105,440	104,485
Total Collateralized Debt Obligations			1,338,398

Transport-Container - 1.0%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[3]		877,683	875,125
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[3]		458,333	457,831
Total Transport-Container			1,332,956

Net Lease - 1.0%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]		1,177,167	1,224,934

Whole Business - 0.4%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.19% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[3,4]		490,000	490,358

Insurance - 0.3%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[3]		401,250	403,173
Total Asset-Backed Securities
(Cost $21,733,978)			21,798,533

FOREIGN GOVERNMENT DEBT†† - 11.0%
Government of Japan
0.10% due 08/01/21	JPY	264,000,000	2,438,443
due 01/20/20[9]	JPY	207,000,000	1,905,147
due 01/10/20[9]	JPY	146,000,000	1,343,668
0.10% due 05/01/21	JPY	88,000,000	812,296
0.10% due 12/20/21	JPY	45,200,000	417,882
0.10% due 06/01/21	JPY	35,000,000	323,159
State of Israel
1.00% due 04/30/21	ILS	5,170,000	1,515,472
5.00% due 01/31/20	ILS	3,300,000	959,046
5.50% due 01/31/22	ILS	1,660,000	533,624
0.50% due 01/31/21	ILS	1,040,000	302,648
Federative Republic of Brazil
due 07/01/21[9]	BRL	6,980,000	1,619,023
due 07/01/20[9]	BRL	2,490,000	607,517
Kingdom of Spain
0.75% due 07/30/21	EUR	1,140,000	1,302,833
United Mexican States
due 02/27/20	MXN	120,000	6,274
Total Foreign Government Debt
(Cost $14,051,329)			14,087,032

U.S. GOVERNMENT SECURITIES†† - 9.8%
U.S. Treasury Notes
2.38% due 02/29/24		7,260,000	7,467,024
2.50% due 02/28/26		2,017,000	2,102,013
2.38% due 03/15/22		476,000	484,237
U.S. Treasury Bonds
2.25% due 08/15/49		2,343,000	2,279,300
2.88% due 05/15/49		287,000	317,191
Total U.S. Government Securities
(Cost $12,448,580)			12,649,765

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
CORPORATE BONDS†† - 8.6%
Financial - 2.9%
Synchrony Bank
2.59% (3 Month USD LIBOR + 0.63%) due 03/30/20[4]	450,000	$450,334
Credit Suisse AG NY
2.33% (3 Month USD LIBOR + 0.40%) due 07/31/20[4]	320,000	320,457
Standard Chartered Bank
2.30% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]	320,000	320,376
Lloyds Bank Corporate Markets plc NY
2.26% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]	320,000	320,318
Aon Corp.
5.00% due 09/30/20	300,000	306,438
Morgan Stanley
5.50% due 07/24/20	300,000	306,054
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[3]	300,000	301,470
Capital One Financial Corp.
2.39% (3 Month USD LIBOR + 0.45%) due 10/30/20[4]	290,000	290,584
2.66% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]	10,000	10,019
UBS AG
2.47% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[3,4]	300,000	300,496
American Express Co.
2.20% due 10/30/20	275,000	275,565
Discover Bank
3.10% due 06/04/20	250,000	250,931
American Equity Investment Life Holding Co.
5.00% due 06/15/27	95,000	101,427
American Tower Corp.
2.80% due 06/01/20	70,000	70,202
Assurant, Inc.
3.20% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	62,000	62,007
Nomura Holdings, Inc.
6.70% due 03/04/20	30,000	30,232
Total Financial		3,716,910

Consumer, Non-cyclical - 2.6%
Mondelez International, Inc.
3.00% due 05/07/20	360,000	361,033
Biogen, Inc.
2.90% due 09/15/20	340,000	342,499
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	325,000	325,211
Cigna Corp.
2.25% (3 Month USD LIBOR + 0.35%) due 03/17/20[4]	325,000	325,125
Humana, Inc.
2.50% due 12/15/20	300,000	301,269
Allergan Funding SCS
3.14% (3 Month USD LIBOR + 1.26%) due 03/12/20[4]	300,000	300,563
Quest Diagnostics, Inc.
2.50% due 03/30/20	300,000	300,072
Anthem, Inc.
2.50% due 11/21/20	200,000	200,890
4.35% due 08/15/20	90,000	91,286
Molson Coors Beverage Co.
2.25% due 03/15/20	290,000	289,877
Constellation Brands, Inc.
2.25% due 11/06/20	250,000	250,506
Reynolds American, Inc.
6.88% due 05/01/20	145,000	147,317
AstraZeneca plc
2.38% due 11/16/20	100,000	100,316
ERAC USA Finance LLC
5.25% due 10/01/20[3]	50,000	51,195
Total Consumer, Non-cyclical		3,387,159

Utilities - 0.8%
NextEra Energy Capital Holdings, Inc.
2.41% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	330,000	330,462
Ameren Corp.
2.70% due 11/15/20	300,000	301,606
Exelon Corp.
2.85% due 06/15/20	250,000	250,575
PSEG Power LLC
5.13% due 04/15/20	50,000	50,445
Pennsylvania Electric Co.
5.20% due 04/01/20	30,000	30,215
American Electric Power Company, Inc.
2.15% due 11/13/20	25,000	25,049
Total Utilities		988,352

Technology - 0.8%
Fiserv, Inc.
2.70% due 06/01/20	340,000	340,842
Analog Devices, Inc.
2.95% due 01/12/21	300,000	302,509
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	300,000	300,014
QUALCOMM, Inc.
2.25% due 05/20/20	40,000	40,044
Total Technology		983,409

Industrial - 0.6%
Rolls-Royce plc
2.38% due 10/14/20[3]	200,000	200,764
Molex Electronic Technologies LLC
2.88% due 04/15/20[3]	200,000	200,268
Northrop Grumman Corp.
3.50% due 03/15/21	150,000	152,892

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Ryder System, Inc.
2.50% due 05/11/20	100,000	$100,112
United Technologies Corp.
1.90% due 05/04/20	100,000	99,951
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	50,000	50,066
Vulcan Materials Co.
2.49% (3 Month USD LIBOR + 0.60%) due 06/15/20[4]	10,000	10,010
Total Industrial		814,063

Consumer, Cyclical - 0.4%
Marriott International, Inc.
2.51% (3 Month USD LIBOR + 0.60%) due 12/01/20[4]	300,000	300,959
McDonald’s Corp.
3.50% due 07/15/20	200,000	201,592
Total Consumer, Cyclical		502,551

Energy - 0.4%
Occidental Petroleum Corp.
2.60% due 08/13/21	250,000	251,850
Florida Gas Transmission Company LLC
5.45% due 07/15/20[3]	100,000	101,681
Pioneer Natural Resources Co.
7.50% due 01/15/20	80,000	80,133
Marathon Petroleum Corp.
3.40% due 12/15/20	50,000	50,569
Total Energy		484,233

Basic Materials - 0.1%
Georgia-Pacific LLC
5.40% due 11/01/20[3]	80,000	82,221

Communications - 0.0%
Telefonica Emisiones S.A.
5.13% due 04/27/20	30,000	30,284
Total Corporate Bonds
(Cost $10,956,574)		10,989,182

FEDERAL AGENCY BONDS†† - 5.1%
Freddie Mac Principal Strips
due 07/15/32[9,10]	1,950,000	1,431,754
due 03/15/31[9,10]	1,500,000	1,145,302
Fannie Mae Principal Strips
due 07/15/37[9,10]	2,500,000	1,565,456
due 05/15/30[9,10]	1,245,000	974,184
Tennessee Valley Authority
5.38% due 04/01/56	750,000	1,139,316
Tennessee Valley Authority Principal Strips
due 01/15/48[9,10]	500,000	215,937
Residual Funding Corporation Principal Strips
due 04/15/30[9,10]	105,000	81,988
Total Federal Agency Bonds
(Cost $5,819,512)		6,553,937

MUNICIPAL BONDS†† - 1.0%
California - 0.6%
Cypress School District General Obligation Unlimited
due 08/01/48[9]	1,000,000	353,140
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/46[9]	700,000	270,165
California Institute of Technology
3.65% due 09/01/2119	200,000	193,988
Total California		817,293

Illinois - 0.4%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	400,000	466,100
Total Municipal Bonds
(Cost $1,151,569)		1,283,393

SENIOR FLOATING RATE INTERESTS††,4 - 0.2%
Industrial - 0.2%
Capstone Logistics
6.30% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/07/21	282,971	277,136
Total Senior Floating Rate Interests
(Cost $282,168)		277,136

REPURCHASE AGREEMENTS††,11 - 1.6%
Societe Generale
issued 09/10/19 at 2.29% (3 Month USD LIBOR + 0.40%) due 07/07/20[4]	2,000,000	2,000,000
Total Repurchase Agreements
(Cost $2,000,000)		2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.2%
Put options on:
BofA Merrill Lynch 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	50,900,000	$89,075
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	41,800,000	73,150
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	29,500,000	32,745
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	9,300,000	16,275
BofA Merrill Lynch 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	4,500,000	4,995
Total OTC Options Purchased
(Cost $288,851)		216,240

Total Investments - 99.3%
(Cost $124,886,970)		$127,367,351
Other Assets & Liabilities, net - 0.7%		841,592
Total Net Assets - 100.0%		$128,208,943

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$20,220,000	$(510,852)	$(187,295)	$(323,557)

OTC Credit Default Swap Agreements Protection Purchased††

Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	$1,180,000	$(31,599)	$(177)	$(31,422)
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	2,630,000	(70,428)	(3,592)	(66,836)
						$(102,027)	$(3,769)	$(98,258)

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.54%	Quarterly	08/04/21	$500,000	$1,359	$246	$1,113
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	1,946,000	765	555	210
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	377,000	261	197	64
BofA Securities, Inc.	CME	Pay	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	202,000	138	122	16
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.83%	Quarterly	01/31/20	202,000	(138)	22	(160)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.84%	Quarterly	01/31/20	377,000	(262)	21	(283)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.79%	Quarterly	01/21/20	1,946,000	(765)	17	(782)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/24	3,200,000	(16,767)	309	(17,076)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	6,400,000	(25,446)	259	(25,705)
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.10%	Annually	08/28/24	6,470,000	(114,601)	306	(114,907)
								$(155,456)	$2,054	$(157,510)

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Fixed Income Index Swap Agreements Sold Short††
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	(2.52)% (1 Month USD LIBOR + 0.80%)	At Maturity	01/13/20	5,500	$618,035	$1,155
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	(2.79)% (1 Month USD LIBOR + 1.00%)	At Maturity	01/23/20	3,900	438,243	—
						$1,056,278	$1,155
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.34% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	517,777	(2,576)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	176,088,000	JPY	08/02/21	$1,737,682	$1,673,784	$63,898
Bank of America, N.A.	207,000,000	JPY	01/21/20	1,945,763	1,906,984	38,779
Morgan Stanley Capital Services LLC	88,044,000	JPY	08/02/21	864,108	836,892	27,216
Citibank N.A., New York	88,044,000	JPY	05/06/21	858,631	833,016	25,615
Goldman Sachs International	1,350,000	BRL	07/01/20	350,559	334,407	16,152
Goldman Sachs International	116,800,000	JPY	01/10/20	1,089,411	1,075,337	14,074
Barclays Bank plc	438,000	EUR	01/17/20	505,847	491,866	13,981
Goldman Sachs International	440,000	EUR	01/17/20	508,077	494,112	13,965
Goldman Sachs International	45,222,600	JPY	12/20/21	446,820	433,026	13,794
Citibank N.A., New York	1,140,000	BRL	07/01/20	293,633	282,388	11,245
Barclays Bank plc	35,017,500	JPY	06/01/21	342,772	331,769	11,003
Citibank N.A., New York	29,200,000	JPY	01/10/20	272,253	268,834	3,419
Goldman Sachs International	1,148,550	EUR	07/30/21	1,334,185	1,333,647	538
Bank of America, N.A.	9,432	EUR	06/15/20	10,846	10,692	154
Goldman Sachs International	8,384	EUR	06/15/20	9,646	9,504	142
Bank of America, N.A.	88,000	JPY	02/01/21	859	828	31
Bank of America, N.A.	88,000	JPY	08/03/20	851	820	31
Bank of America, N.A.	88,000	JPY	02/03/20	841	811	30
Morgan Stanley Capital Services LLC	44,000	JPY	08/03/20	423	410	13
Morgan Stanley Capital Services LLC	44,000	JPY	02/01/21	427	414	13
Morgan Stanley Capital Services LLC	44,000	JPY	02/03/20	419	406	13
Citibank N.A., New York	44,000	JPY	05/01/20	420	408	12
Citibank N.A., New York	44,000	JPY	11/02/20	424	412	12
Goldman Sachs International	22,600	JPY	06/21/21	221	214	7
Goldman Sachs International	22,600	JPY	12/21/20	218	212	6
Goldman Sachs International	22,600	JPY	06/22/20	216	210	6
Barclays Bank plc	17,500	JPY	06/01/20	167	162	5
Barclays Bank plc	17,500	JPY	12/01/20	169	164	5
Goldman Sachs International	8,550	EUR	07/30/20	9,719	9,720	(1)
Bank of America, N.A.	3,510	ILS	04/30/20	1,004	1,025	(21)
Citibank N.A., New York	6,718	ILS	04/30/20	1,931	1,963	(32)
Deutsche Bank AG	1,554,368	KRW	05/07/21	1,321	1,364	(43)
Deutsche Bank AG	1,606,762	KRW	11/04/20	1,358	1,402	(44)
Deutsche Bank AG	1,606,762	KRW	02/04/21	1,362	1,406	(44)
Deutsche Bank AG	1,606,762	KRW	08/05/20	1,354	1,399	(45)
Deutsche Bank AG	1,571,833	KRW	05/11/20	1,320	1,365	(45)
Deutsche Bank AG	1,606,762	KRW	02/05/20	1,345	1,392	(47)
Citibank N.A., New York	120,000	MXN	02/27/20	6,235	6,296	(61)
Citibank N.A., New York	120,000	MXN	04/23/20	6,179	6,244	(65)
Barclays Bank plc	140,000	MXN	04/08/20	7,231	7,301	(70)
Bank of America, N.A.	33,642	ILS	01/31/20	9,652	9,771	(119)
Bank of America, N.A.	33,550	ILS	02/01/21	9,803	9,973	(170)
Goldman Sachs International	41,614	ILS	04/30/20	11,981	12,159	(178)
JPMorgan Chase Bank, N.A.	900,000	BRL	07/01/21	213,802	216,491	(2,689)
Bank of America, N.A.	353,500	ILS	04/30/21	102,806	105,518	(2,712)
Bank of America, N.A.	643,550	ILS	01/31/22	190,794	194,601	(3,807)
Citibank N.A., New York	676,700	ILS	04/30/21	197,663	201,992	(4,329)
Goldman Sachs International	1,103,122	ILS	02/01/21	321,286	327,898	(6,612)
Goldman Sachs International	1,107,750	ILS	01/31/22	327,441	334,970	(7,529)
Goldman Sachs International	1,300,000	BRL	07/01/21	304,557	312,709	(8,152)
Morgan Stanley Capital Services LLC	8,350,000	MXN	02/06/20	431,012	439,329	(8,317)
Barclays Bank plc	1,365,000	ILS	01/31/20	386,194	396,452	(10,258)
Citibank N.A., New York	2,800,000	BRL	01/02/20	682,605	697,315	(14,710)
Citibank N.A., New York	4,780,000	BRL	07/01/21	1,134,050	1,149,807	(15,757)
Deutsche Bank AG	601,856,762	KRW	08/04/21	513,267	529,560	(16,293)
Goldman Sachs International	4,191,500	ILS	04/30/21	1,227,341	1,251,145	(23,804)
Goldman Sachs International	2,162,950	ILS	01/31/20	597,180	628,208	(31,028)
						$97,177

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	1,800,000	BRL	01/02/20	$434,646	$448,274	$13,628
Morgan Stanley Capital Services LLC	1,000,000	BRL	01/02/20	240,205	249,041	8,836
Citibank N.A., New York	878,000	EUR	01/17/20	979,970	985,978	6,008
Goldman Sachs International	8,350,000	MXN	02/06/20	437,769	439,329	1,560
JPMorgan Chase Bank, N.A.	17,816	EUR	06/15/20	20,054	20,196	142
Goldman Sachs International	120,000	MXN	04/23/20	6,223	6,244	21
Goldman Sachs International	140,000	MXN	04/08/20	7,281	7,301	20
						$30,215

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $33,356,789 (cost $33,223,277), or 26.0% of total net assets.

[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $507,198 (cost $540,957), or 0.4% of total net assets — See Note 9.

[6]	Security is an interest-only strip.
[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at December 31, 2019. See table below for additional step information for each security.

[9]	Zero coupon rate security.
[10]	Security is a principal-only strip.
[11]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.IG.31 — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$1,056,278	$—	$—	$1,056,278
Mutual Funds	11,136,424	—	—	11,136,424
Money Market Fund	2,979,834	—	—	2,979,834
Collateralized Mortgage Obligations	—	42,339,597	—	42,339,597
Asset-Backed Securities	—	20,748,533	1,050,000	21,798,533
Foreign Government Debt	—	14,087,032	—	14,087,032
U.S. Government Securities	—	12,649,765	—	12,649,765
Corporate Bonds	—	10,989,182	—	10,989,182
Federal Agency Bonds	—	6,553,937	—	6,553,937
Municipal Bonds	—	1,283,393	—	1,283,393
Senior Floating Rate Interests	—	277,136	—	277,136
Repurchase Agreements	—	2,000,000	—	2,000,000
Options Purchased	—	216,240	—	216,240
Interest Rate Swap Agreements**	—	1,403	—	1,403
Total Return Swap Agreements**	—	1,155	—	1,155
Forward Foreign Currency Exchange Contracts**	—	284,374	—	284,374
Total Assets	$15,172,536	$111,431,747	$1,050,000	$127,654,283

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$421,815	$—	$421,815
Interest Rate Swap Agreements**	—	158,913	—	158,913
Total Return Swap Agreements**	—	2,576	—	2,576
Forward Foreign Currency Exchange Contracts**	—	156,982	—	156,982
Total Liabilities	$—	$740,286	$—	$740,286

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	—	—

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At December 31, 2019, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Societe Generale			Fannie Mae Connecticut
2.29% (3 Month USD LIBOR + 0.40%)			Avenue Securities 4.14%
07/07/20*	$2,000,000	$2,038,302	01/25/31	$1,236,000	$1,253,551

			Connecticut Avenue Securities Trust
			3.79%
			07/25/39	624,000	627,120

			Ashford Hospitality Trust
			4.84%
			04/15/35	622,000	621,627
				2,482,000	2,502,298

*

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES E (TOTAL RETURN BOND SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — Institutional Class	$202,786	$8,140	$(212,428)	$(8,736)	$10,238	$—	—	$8,166
Guggenheim Limited Duration Fund — R6-Class	2,962,018	77,009	—	—	(6,245)	3,032,782	123,485	76,987
Guggenheim Total Return Bond Fund — R6-Class	5,784,281	155,720	—	—	115,443	6,055,444	223,119	155,641
Guggenheim Ultra Short Duration Fund — Institutional Class	2,489,086	61,683	(500,000)	621	(3,192)	2,048,198	205,849	61,849
	$11,438,171	$302,552	$(712,428)	$(8,115)	$116,244	$11,136,424		$302,643

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $111,897,107)	$114,230,927
Investments in affiliated issuers, at value (cost $10,989,863)	11,136,424
Repurchase agreements, at value (cost $2,000,000)	2,000,000
Segregated cash with broker	581,175
Unamortized upfront premiums paid on interest rate swap agreements	2,054
Unrealized appreciation on OTC swap agreements	1,155
Unrealized appreciation on forward foreign currency exchange contracts	284,374
Prepaid expenses	6,945
Receivables:
Interest	466,545
Fund shares sold	285,564
Investment Adviser	23,115
Swap settlement	19,069
Dividends	18,208
Variation margin on credit default swap agreements	4,496
Foreign tax reclaims	2,649
Total assets	129,062,700

Liabilities:
Overdraft due to custodian bank	9,608
Segregated cash due to broker	106,000
Unamortized upfront premiums received on credit default swap agreements	191,064
Unrealized depreciation on OTC swap agreements	100,834
Unrealized depreciation on forward foreign currency exchange contracts	156,982
Payable for:
Fund shares redeemed	58,816
Variation margin on interest rate swap agreements	43,284
Securities purchased	39,355
Distribution and service fees	26,343
Fund accounting/administration fees	8,430
Protection fees on credit default swap agreements	8,010
Trustees’ fees*	3,306
Transfer agent/maintenance fees	2,373
Miscellaneous	99,352
Total liabilities	853,757
Commitments and contingent liabilities (Note 14)	—
Net assets	$128,208,943

Net assets consist of:
Paid in capital	$125,177,910
Total distributable earnings (loss)	3,031,033
Net assets	$128,208,943
Capital shares outstanding	7,950,387
Net asset value per share	$16.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	5,543
Dividends from securities of affiliated issuers	302,643
Interest from securities of unaffiliated issuers	3,805,094
Total investment income	4,113,280

Expenses:
Management fees	517,009
Distribution and service fees	331,416
Transfer agent/maintenance fees	25,087
Professional fees	123,229
Fund accounting/administration fees	106,054
Custodian fees	38,414
Trustees’ fees*	21,991
Interest expense	241
Miscellaneous	76,461
Total expenses	1,239,902
Less:
Expenses reimbursed by Adviser	(21,579)
Expenses waived by Adviser	(186,955)
Earnings credits applied	(1,889)
Total waived/reimbursed expenses	(210,423)
Net expenses	1,029,479
Net investment income	3,083,801

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	958,442
Investments in affiliated issuers	(8,115)
Swap agreements	(1,329,029)
Futures contracts	(111,192)
Options purchased	(341,981)
Options written	39,854
Forward foreign currency exchange contracts	106,733
Foreign currency transactions	(26,083)
Net realized loss	(711,371)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,824,083
Investments in affiliated issuers	116,244
Swap agreements	134,503
Futures contracts	39,035
Options purchased	141,029
Forward foreign currency exchange contracts	266,100
Foreign currency translations	2,298
Net change in unrealized appreciation (depreciation)	3,523,292
Net realized and unrealized gain	2,811,921
Net increase in net assets resulting from operations	$5,895,722

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,083,801	$3,447,609
Net realized gain (loss) on investments	(711,371)	694,440
Net change in unrealized appreciation (depreciation) on investments	3,523,292	(2,960,854)
Net increase in net assets resulting from operations	5,895,722	1,181,195

Distributions to shareholders	(3,605,920)	(5,237,160)

Capital share transactions:
Proceeds from sale of shares	33,497,118	33,386,285
Distributions reinvested	3,605,920	5,237,160
Cost of shares redeemed	(34,034,071)	(42,216,553)
Net increase (decrease) from capital share transactions	3,068,967	(3,593,108)
Net increase (decrease) in net assets	5,358,769	(7,649,073)

Net assets:
Beginning of year	122,850,174	130,499,247
End of year	$128,208,943	$122,850,174

Capital share activity:
Shares sold	2,083,694	2,086,086
Shares issued from reinvestment of distributions	225,935	331,466
Shares redeemed	(2,107,651)	(2,625,181)
Net increase (decrease) in shares	201,978	(207,629)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$15.85	$16.40	$16.05	$15.68	$15.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.46	.61	.66	.67
Net gain (loss) on investments (realized and unrealized)	.34	(.29)	.45	.41	(.50)
Total from investment operations	.72	.17	1.06	1.07	.17
Less distributions from:
Net investment income	(.44)	(.72)	(.71)	(.70)	(.38)
Total distributions	(.44)	(.72)	(.71)	(.70)	(.38)
Net asset value, end of period	$16.13	$15.85	$16.40	$16.05	$15.68

Total Return[b]	4.49%	1.14%	6.72%	6.83%	1.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,209	$122,850	$130,499	$114,043	$111,974
Ratios to average net assets:
Net investment income (loss)	2.33%	2.85%	3.76%	4.13%	4.19%
Total expenses[c]	0.94%	0.92%	0.99%	1.02%	1.05%
Net expenses[d,e,f]	0.78%	0.78%	0.81%	0.83%	0.83%
Portfolio turnover rate	54%	30%	76%	88%	85%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.77%	0.77%	0.77%	0.78%	0.78%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	0.00%*	—	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series F (Floating Rate Series) (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series F (Floating Rate Series) returned 7.60% net of fees, compared with 8.17% for its benchmark, the Credit Suisse Leveraged Loan Index.

The bank loan market began the year with a strong rally on the back of the large technical sell-off in the fourth quarter of 2018, leading to the strongest first half returns for the Index since 2009. In the second half of the year, the market was a bit steadier, although we did see a noticeable bifurcation between higher-rated and lower-rated credits, with higher-rated names outperforming through November. In the last month of the year, mangers seemed more willing to move down in quality, driving secondary levels higher across the rating spectrum, but particularly in B and CCC-rated names, which had been largely overlooked for much of the year. Despite outflows from mutual funds and exchange-traded funds in all but one week of the past year, as retail investors reallocated capital on a shift in the U.S. Federal Reserve’s (the “Fed”) rate hike expectations, loans continued to see some technical tailwinds that helped stabilize prices in the form of continued strong collateralized loan obligation (“CLO”) demand which greatly outpaced the retail outflows.

The Fund’s returns were positive across all sectors with the exception of energy. However, the Fund lagged its benchmark on a net basis. The Fund benefitted from strong credit selection in B-rated names and non-rated names, as well as across most sectors, but particularly in the basic materials, consumer cyclical, and consumer non-cyclical sectors. Additionally, the Fund benefitted from being underweight to CCC-rated assets, which underperformed the broader index, returning 2.18% for the period. We continue to believe it is not the appropriate time in the cycle to move down in credit quality in search of incremental yield. The Fund’s returns were negatively impacted by idiosyncratic credit issues resulting in negative credit selection in the energy and technology sectors, driven mainly by stress on the energy space and certain idiosyncratic credit issues, as well as cash drag.

In the first quarter of 2019, the market experienced a technical rebound from the sharp sell-off we saw in the fourth quarter of 2018, which was driven by record outflows from retail funds that forced managers to sell assets quickly and in large amounts. While outflows from retail funds continued in 2019, the pace of those outflows slowed dramatically. Additionally, managers collected their year-end interest and amortization payments and CLO issuance began to pick up, meaning lenders were looking to put cash to work. These factors, among others, led to a sharp snap back in just the first few weeks of the year, particularly in the larger, more liquid, better-rated capital structures which bore the brunt of the sell-off in the fourth quarter of 2018. This rebound resulted in one of the strongest quarters for the loan market on record, and the strongest since the first quarter of 2010, at 3.78%.

For much of the remainder of 2019, the predominant theme was the bifurcation in demand between the demand for better-rated and lower-rated credit. From April through November, BB, B and CCC-rated names in the index returned 3.79%, 2.62% and -2.77% respectively. This was driven by two main factors in the market. The first was that CLOs (which represent ~70% of the loan buyer base) have a limitation on the amount of CCC-rated names they can hold in their portfolios. This not only limits their demand for CCCs, but also for B2s and B3s, which can quickly be downgraded into the CCC category. The second factor driving this bifurcation was credit managers growing more cautious in their positioning at this stage of the credit cycle. Geopolitical concerns, the escalating trade conflict, slowing earnings growth, and idiosyncratic credit issues, all pushed managers to try and move up in quality when the market allowed.

In December however, this trend started to reverse. Those same BB, B, and CCC-rated names in the index returned 0.83%, 1.95% and 3.38% in the month of December alone, helping to close the gap on returns between ratings categories for the year. With the signing of the phase one trade deal, a relatively positive earnings season, and a strong stock market, managers who had built cash in prior quarters started to get more comfortable moving down in credit quality to deploy capital. This comfort effected both primary and secondary markets, with new issue and secondary spreads tightening, nearly half the secondary market trading above par at year end, and more repricings coming to market in the fourth quarter than in the prior five quarters combined. We believe we will see these trends continue into the first quarter of 2020.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

Broadly speaking, over the past year the leveraged loan market has seen support from continued (albeit slowing) growth, stable fundamentals, and a modestly positive technical environment despite the outflows from retail funds. We continue to see EBITDA growth across most of the names in our portfolio, and across the broader market, although that growth has slowed over the past year, at least partially due to the roll-off of the one-time tax benefits and stimulus put into place by the Trump administration.

Additionally, the technical environment has been supported not only by strong new issue CLO volume, but also by continued demand from institutional investors and relatively limited new issue supply volumes in 2019, though the market did see a pickup in issuance in the second half of 2019. As mentioned, retail funds saw consistent outflows in all but one week of the year, totaling $30 billion. However, these outflows were more than offset by U.S. new issue CLO volume which totaled $118 billion, only 9% behind 2018’s record pace. For 2019, U.S. institutional loan volume was $309 billion, down 29% from the same period in 2018, according to S&P. This supply/demand imbalance has helped to provide some support to secondary market trading levels throughout the year.

Despite the technical support for leveraged loans from the supply/demand imbalance, the market has shown some signs of softness from a year ago. While the default rate in the market remains below the historical average at ~1.4%, distressed levels have crept up over the last few months with 8.6% of the market trading at 90 or below, versus 7.5% a year ago. Secondary and new issue spreads remain wider than a year ago, particularly in lower-rated credit, as broader geopolitical fears, weaker macroeconomic data, and a temporarily inverted yield curve stoked fears that a recession may be on the horizon, though we have seen some of these worries dampened in recent months. In the primary market, while higher-rated deals were typically easily syndicated, many lower-quality deals were forced to increase pricing or make other lender concessions to get them across the finish line for much of 2019, and B-rated new issue spreads remain wider than 2018 levels, though that gap continues to narrow.

As we move towards 2020, we believe that the Fed’s actions have staved off recession in the near term. That said, numerous headwinds, combined with limited policy space globally, mean the Fed finds itself walking a fine line, and we keep in mind the late 1990’s when the Fed effectively prolonged the expansion with rate cuts, only to see the bursting of the dot-com bubble and recession shortly thereafter. Given that credit spreads are still relatively tight on a historical basis, we continue to believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credits and sectors in the coming downturn. We continue to invest in less cyclical businesses with attractive cash flow profiles, that we believe are best suited to survive the next downturn whenever it occurs.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
PAREXEL International Corp., 4.55%	1.4%
MACOM Technology Solutions Holdings, Inc., 4.05%	1.4%
Aspen Dental, 4.55%	1.4%
WP CPP Holdings LLC, 5.68%	1.4%
DG Investment Intermediate Holdings 2, Inc., 4.80%	1.4%
LTI Holdings, Inc., 5.30%	1.3%
Trans Union LLC, 3.55%	1.3%
Telenet Financing USD LLC, 3.99%	1.3%
Titan AcquisitionCo New Zealand Ltd., 6.19%	1.3%
IQVIA Holdings, Inc., 3.69%	1.3%
Top Ten Total	13.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	7.60%	3.85%	3.60%
Credit Suisse Leveraged Loan Index	8.17%	4.54%	4.16%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	6.2%
BB	33.4%
B	46.4%
CCC	0.6%
NR2	0.7%
Other Instruments	12.7%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS†† - 0.1%

Industrial - 0.1%
API Heat Transfer Parent LLC*	170,114	$27,218
BP Holdco LLC*,†††,1,2	11,609	4,099
Vector Phoenix Holdings, LP*,†††,1	11,609	972
Total Industrial		32,289

Consumer, Non-cyclical - 0.0%
Chef Holdings, Inc.*,†††,1	20	2,337

Total Common Stocks
(Cost $90,943)		34,626

PREFERRED STOCKS†† - 0.1%
Industrial - 0.1%
API Heat Transfer Intermediate*	36	26,455
Total Preferred Stocks
(Cost $28,949)		26,455

MONEY MARKET FUND† - 13.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 1.46%[3]	6,095,872	6,095,872
Total Money Market Fund
(Cost $6,095,872)		6,095,872

	Face Amount
SENIOR FLOATING RATE INTERESTS††,4 - 89.6%
Consumer, Cyclical - 18.0%
Titan AcquisitionCo New Zealand Ltd.
6.19% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/01/26	$597,000	598,642
Navistar, Inc.
5.24% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	591,366	588,900
Packers Sanitation Services, Inc.
4.99% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/04/24	588,246	588,063
Power Solutions (Panther)
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	573,563	574,641
Crown Finance US, Inc.
4.05% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/28/25	572,782	571,997
AMC Entertainment, Inc.
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/22/26	546,497	550,300
IRB Holding Corp.
5.22% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25	544,587	547,462
AVSC Holding Corp.
5.09% (1 Month USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 03/03/25	540,572	537,869
American Tire Distributors, Inc.
9.32% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	517,770	459,520
7.93% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	57,427	56,387
Samsonite IP Holdings S.A.R.L.
3.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25	505,416	502,469
IBC Capital Ltd.
5.65% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	394,975	394,481
Mavis Tire Express Services Corp.
5.05% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	404,164	392,714
NVA Holdings, Inc.
6.50% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 02/03/25	312,938	312,613
Petco Animal Supplies, Inc.
5.18% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	349,028	295,801
EG Finco Ltd.
5.96% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	294,752	293,096
Equinox Holdings, Inc.
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24	234,401	235,029
1-800 Contacts
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/22/23	192,545	192,304
Prime Security Services Borrower LLC (ADT)
4.94% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26	149,625	149,924
Wyndham Hotels & Resorts, Inc.
3.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25	148,125	148,786
Leslie’s Poolmart, Inc.
5.34% (2 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23	117,526	109,740
Playtika Holding Corp.
7.80% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	100,000	100,950
Belk, Inc.
8.80% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	74,961	51,864
CPI Acquisition, Inc.
6.71% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22	41,839	33,471
Total Consumer, Cyclical		8,287,023

Industrial - 17.7%
WP CPP Holdings LLC
5.68% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	634,797	629,243

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
DG Investment Intermediate Holdings 2, Inc.
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/03/25	$629,523	$626,376
Charter Nex US, Inc.
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/16/24	514,085	511,515
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 05/16/24	99,500	99,997
Hillman Group, Inc.
5.80% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	591,000	580,362
Altra Industrial Motion Corp.
3.80% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	577,239	578,439
Engineered Machinery Holdings, Inc.
4.94% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 07/19/24	551,332	544,440
Genesee & Wyoming, Inc.
due 12/30/26	500,000	504,285
TransDigm Group, Inc.
due 05/30/25	498,731	499,808
USIC Holding, Inc.
5.05% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23	491,433	489,285
American Builders & Contractors Supply Co., Inc.
due 01/15/27	448,875	450,841
BWAY Holding Co.
5.23% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	438,750	436,833
Berry Global, Inc.
4.22% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 07/01/26	421,512	422,216
CPG International LLC
5.93% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/06/24	343,813	343,528
American Bath Group LLC
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/29/23	264,813	265,475
VC GB Holdings, Inc.
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24	267,708	265,031
Titan Acquisition Ltd. (Husky)
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	196,500	192,991
KUEHG Corp. (KinderCare)
5.69% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25	180,213	180,626
API Heat Transfer
7.94% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/01/24†††	157,854	131,808
7.94% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/02/23†††	28,163	25,347
Bioplan USA, Inc.
6.55% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	172,717	150,264
Hayward Industries, Inc.
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	115,020	113,985
Reece Ltd.
due 01/04/27†††	99,750	99,999
Total Industrial		8,142,694

Consumer, Non-cyclical - 16.6%
PAREXEL International Corp.
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24	669,051	655,429
Aspen Dental
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/30/25	640,497	640,900
IQVIA Holdings, Inc.
3.69% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25	595,466	598,074
Hearthside Group Holdings LLC
5.49% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	541,750	535,249
Endo Luxembourg Finance Co.
6.06% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	539,072	514,814
BRP, Inc.
3.80% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 05/23/25	491,755	492,984
JBS USA Lux SA
3.80% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/01/26	473,348	476,107
US Foods, Inc.
3.80% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/14/26	448,875	450,419
PPDI (Pharmaceutical Product Development, Inc.)
4.30% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 08/18/22	435,190	437,218
Syneos Health, Inc.
3.80% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 08/01/24	380,133	382,034
Hostess Brands LLC
due 08/04/25	349,125	350,260
Dole Food Company, Inc.
4.53% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24	336,538	335,576
Valeant Pharmaceuticals International, Inc.
4.49% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	318,750	320,226
Albertson’s LLC
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 08/17/26	291,014	293,351
Springs Window Fashions
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	197,000	196,015
10.30% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	100,000	94,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
Diamond (BC) BV
4.93% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	$294,000	$287,238
Sigma Holding BV (Flora Food)
5.09% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	246,250	246,250
BCPE Eagle Buyer LLC
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	195,477	187,781
Immucor, Inc.
6.94% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	146,250	145,564
CTI Foods Holding Co. LLC
8.91% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††,1	11,111	11,111
Total Consumer, Non-cyclical		7,650,850

Communications - 13.2%
Telenet Financing USD LLC
3.99% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/17/26	600,000	602,874
GTT Communications, Inc.
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	640,250	532,951
CSC Holdings, LLC
3.99% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	514,922	515,210
WMG Acquisition Corp.
3.92% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 11/01/23	500,000	502,300
SFR Group S.A.
5.43% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26	486,325	486,325
McGraw-Hill Global Education Holdings LLC
5.80% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	480,577	458,283
Ziggo Secured Finance BV
4.24% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/25	450,000	451,183
Cengage Learning Acquisitions, Inc.
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	437,435	416,657
ProQuest, LLC
due 10/23/26	300,000	301,689
Sprint Communications, Inc.
4.31% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24	291,750	288,905
Internet Brands, Inc.
5.55% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	249,887	250,165
Radiate HoldCo LLC
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/01/24	221,562	222,227
Virgin Media Bristol LLC
4.24% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	215,406	216,619
Altice US Finance I Corp.
3.99% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26	198,500	198,500
Charter Communications Operating, LLC
3.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/01/27	196,009	197,112
Market Track LLC
6.18% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24†††	195,500	173,995
Authentic Brands
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	168,827	169,178
Liberty Cablevision Of Puerto Rico LLC
6.74% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	100,000	101,125
Total Communications		6,085,298

Technology - 9.3%
MACOM Technology Solutions Holdings, Inc.
4.05% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 05/17/24	689,394	654,924
Neustar, Inc.
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	540,327	496,965
Blackhawk Network
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/16/25	490,510	490,000
Go Daddy Operating Company LLC
3.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/15/24	444,377	446,599
LANDesk Group, Inc.
5.97% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	282,198	281,845
Peak 10 Holding Corp.
5.44% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	279,286	231,807
Solera LLC
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	214,465	214,667
TIBCO Software, Inc.
5.71% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/30/26	199,500	200,186
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	213,940	197,628
Cvent, Inc.
5.55% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	196,994	196,403
Greenway Health LLC
5.69% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	196,474	174,861
Micron Technology, Inc.
3.80% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25	172,467	173,330
EIG Investors Corp.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value
5.67% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	$152,958	$150,893
Emerald TopCo, Inc. (Press Ganey)
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	149,625	150,327
Optiv, Inc.
5.05% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	140,238	122,123
Brave Parent Holdings, Inc.
5.93% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	98,747	96,196
Total Technology		4,278,754

Financial - 7.7%
Trans Union LLC
3.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/16/26	605,194	607,258
National Financial Partners Corp.
4.80% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/08/24	568,887	566,043
HUB International Ltd.
4.69% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	497,475	496,818
Delos Finance S.A.R.L
due 10/06/23	490,000	491,632
Capital Automotive L.P.
4.30% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 03/25/24	428,332	429,270
LPL Holdings, Inc.
3.54% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/12/26	355,775	357,109
USI, Inc.
4.94% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	352,391	352,039
Aretec Group, Inc.
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	247,500	243,943
Total Financial		3,544,112

Basic Materials - 6.7%
LTI Holdings, Inc.
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	691,250	618,917
HB Fuller Co.
3.76% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24	547,450	548,704
Messer Industries USA, Inc.
4.44% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/01/26	496,877	499,222
PQ Corp.
4.43% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/10/25	491,144	493,512
GrafTech Finance, Inc.
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	475,278	473,495
Vectra Co.
5.05% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	443,250	438,543
Total Basic Materials		3,072,393

Energy - 0.4%
Ultra Petroleum, Inc.
5.80% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%)(in-kind rate was 0.25%) due 04/12/24[5]	325,900	191,613
Total Senior Floating Rate Interests
(Cost $41,990,793)		41,252,737

CORPORATE BONDS†† - 2.2%
Industrial - 1.1%
ADT Security Corp.
6.25% due 10/15/21	500,000	527,500

Communications - 1.1%
Sprint Communications, Inc.
7.00% due 03/01/20[6]	500,000	502,660
Total Corporate Bonds
(Cost $1,014,729)		1,030,160

Total Investments - 105.2%
(Cost $49,221,286)		$48,439,850
Other Assets & Liabilities, net - (5.2)%		(2,392,605)
Total Net Assets - 100.0%		$46,047,245

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $18,519, (cost $18,698) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of December 31, 2019.
[4]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Payment-in-kind security.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $502,660 (cost $502,329), or 1.1% of total net assets.

LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$27,218	$7,408	$34,626
Preferred Stocks	—	26,455	—	26,455
Money Market Fund	6,095,872	—	—	6,095,872
Senior Floating Rate Interests	—	40,810,477	442,260	41,252,737
Corporate Bonds	—	1,030,160	—	1,030,160
Total Assets	$6,095,872	$41,894,310	$449,668	$48,439,850

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$1,634	$1,634

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares/Face Amount 12/31/19	Investment Income
Common Stocks
Aspect Software, Inc.*	$—	**	$—	$—	$—	$—	$—	—	$—
BP Holdco LLC*,1	—		4,099	—	—	—	4,099	11,609	—
Senior Floating Rate Interests
Aspect Software, Inc. 7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[2]	263,266		—	(216,601)	(100,587)	53,922	—	—	8,011
Warrants
Aspect Software, Inc.*	—	**	—	—	—	—	—	—	—
	$263,266		$4,099	$(216,601)	$(100,587)	$53,922	$4,099		$8,011

*	Non-income producing security.
**	Market value is less than $1
[1]

Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued and affiliated securities amounts to $4,099, (cost $4,099) or less than 0.1% of total net assets.

[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $49,217,187)	$48,435,751
Investments in affiliated issuers, at value (cost $4,099)	4,099
Cash	141,078
Prepaid expenses	9,929
Receivables:
Securities sold	407,481
Interest	112,878
Fund shares sold	291
Total assets	49,111,507

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $864)	1,634
Payable for:
Securities purchased	2,898,250
Fund shares redeemed	65,316
Management fees	11,504
Distribution and service fees	9,524
Fund accounting/administration fees	3,048
Trustees’ fees*	2,430
Transfer agent/maintenance fees	2,281
Miscellaneous	70,275
Total liabilities	3,064,262
Commitments and contingent liabilities (Note 14)	—
Net assets	$46,047,245

Net assets consist of:
Paid in capital	$46,127,881
Total distributable earnings (loss)	(80,636)
Net assets	$46,047,245
Capital shares outstanding	1,773,611
Net asset value per share	$25.96

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Interest from securities of unaffiliated issuers	$2,874,900
Interest from securities of affiliated issuers	8,011
Total investment income	2,882,911

Expenses:
Management fees	353,607
Distribution and service fees	136,003
Transfer agent/maintenance fees	25,372
Professional fees	67,586
Fund accounting/administration fees	43,521
Custodian fees	37,474
Trustees’ fees*	19,690
Miscellaneous	65,830
Total expenses	749,083
Less:
Expenses reimbursed by Adviser	(4,730)
Expenses waived by Adviser	(88,262)
Earnings credits applied	(2,247)
Total waived/reimbursed expenses	(95,239)
Net expenses	653,844
Net investment income	2,229,067

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(571,357)
Investments in affiliated issuers	(100,587)
Net realized loss	(671,944)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,325,030
Investments in affiliated issuers	53,922
Net change in unrealized appreciation (depreciation)	2,378,952
Net realized and unrealized gain	1,707,008
Net increase in net assets resulting from operations	$3,936,075

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,229,067	$2,561,613
Net realized loss on investments	(671,944)	(461,830)
Net change in unrealized appreciation (depreciation) on investments	2,378,952	(2,843,843)
Net increase (decrease) in net assets resulting from operations	3,936,075	(744,060)

Distributions to shareholders	(2,678,923)	(1,907,470)

Capital share transactions:
Proceeds from sale of shares	16,078,068	56,864,387
Distributions reinvested	2,678,923	1,907,470
Cost of shares redeemed	(32,764,760)	(48,360,750)
Net increase (decrease) from capital share transactions	(14,007,769)	10,411,107
Net increase (decrease) in net assets	(12,750,617)	7,759,577

Net assets:
Beginning of year	58,797,862	51,038,285
End of year	$46,047,245	$58,797,862

Capital share activity:
Shares sold	615,568	2,158,223
Shares issued from reinvestment of distributions	105,511	73,648
Shares redeemed	(1,271,092)	(1,851,912)
Net increase (decrease) in shares	(550,013)	379,959

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$25.30	$26.26	$26.22	$25.72	$26.24
Income (loss) from investment operations:
Net investment income (loss)[a]	1.06	1.01	.91	1.05	.97
Net gain (loss) on investments (realized and unrealized)	.85	(1.21)	(.02)	1.09	(.77)
Total from investment operations	1.91	(.20)	.89	2.14	.20
Less distributions from:
Net investment income	(1.25)	(.76)	(.85)	(1.56)	(.67)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(1.25)	(.76)	(.85)	(1.64)	(.72)
Net asset value, end of period	$25.96	$25.30	$26.26	$26.22	$25.72

Total Return[b]	7.60%	(0.84%)	3.46%	8.56%	0.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,047	$58,798	$51,038	$53,245	$48,598
Ratios to average net assets:
Net investment income (loss)	4.10%	3.85%	3.44%	4.06%	3.66%
Total expenses	1.38%	1.26%	1.28%	1.22%	1.27%
Net expenses[c,d,e]	1.21%	1.16%	1.18%	1.18%	1.17%
Portfolio turnover rate	28%	80%	57%	71%	73%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.15%	1.15%	1.15%	1.15%	1.15%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	0.00%*	0.01%	—

*	Less than 0.01%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series J (StylePlus—Mid Growth Series) returned 32.70%, compared with the 35.47% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell Midcap Growth Index for the year ended December 31, 2019 by 277 basis points net of fees. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

The fixed income sleeve comprised investments in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, specifically Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.9%
Guggenheim Strategy Fund III	25.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.6%
Guggenheim Strategy Fund II	6.6%
iShares S&P MidCap 400 Growth Index Fund	0.7%
Hill-Rom Holdings, Inc.	0.3%
Old Dominion Freight Line, Inc.	0.3%
Gentex Corp.	0.3%
Service Corporation International	0.3%
Molina Healthcare, Inc.	0.3%
Top Ten Total	76.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	32.70%	10.78%	12.97%
Russell Midcap Growth Index	35.47%	11.60%	14.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 21.4%

Consumer, Non-cyclical - 6.8%
Hill-Rom Holdings, Inc.	4,935	$560,270
Service Corporation International	10,852	499,518
Molina Healthcare, Inc.*	3,650	495,269
Post Holdings, Inc.*	4,398	479,822
PRA Health Sciences, Inc.*	3,393	377,132
Bio-Rad Laboratories, Inc. — Class A*	974	360,409
Hologic, Inc.*	5,860	305,951
Baxter International, Inc.	3,595	300,614
Zimmer Biomet Holdings, Inc.	1,869	279,752
McKesson Corp.	1,968	272,214
Integra LifeSciences Holdings Corp.*	4,641	270,477
Encompass Health Corp.	3,894	269,737
Bio-Techne Corp.	1,206	264,729
Masimo Corp.*	1,618	255,741
Sabre Corp.	11,366	255,053
Aaron’s, Inc.	4,374	249,799
Regeneron Pharmaceuticals, Inc.*	631	236,928
H&R Block, Inc.	10,008	234,988
West Pharmaceutical Services, Inc.	1,563	234,966
Universal Health Services, Inc. — Class B	1,611	231,114
Helen of Troy Ltd.*	1,279	229,951
Haemonetics Corp.*	1,997	229,455
STERIS plc	1,419	216,284
Exelixis, Inc.*	12,075	212,762
NuVasive, Inc.*	2,746	212,376
Globus Medical, Inc. — Class A*	3,528	207,729
ICU Medical, Inc.*	1,110	207,703
Charles River Laboratories International, Inc.*	1,315	200,880
LivaNova plc*	2,545	191,969
Catalent, Inc.*	3,384	190,519
Henry Schein, Inc.*	2,855	190,486
Humana, Inc.	518	189,857
Kimberly-Clark Corp.	1,380	189,819
Penumbra, Inc.*	1,137	186,775
Alexion Pharmaceuticals, Inc.*	1,670	180,610
ASGN, Inc.*	2,405	170,683
Robert Half International, Inc.	2,606	164,569
Kellogg Co.	2,271	157,062
Syneos Health, Inc.*	2,584	153,683
HealthEquity, Inc.*	2,059	152,510
Avanos Medical, Inc.*	4,479	150,942
Varian Medical Systems, Inc.*	876	124,401
HCA Healthcare, Inc.	829	122,535
Incyte Corp.*	1,337	116,747
Total Consumer, Non-cyclical		10,784,790

Industrial - 5.0%
Old Dominion Freight Line, Inc.	2,904	551,121
Gentex Corp.	18,275	529,609
ITT, Inc.	6,313	466,594
Crane Co.	5,281	456,173
Kennametal, Inc.	12,133	447,586
Lincoln Electric Holdings, Inc.	4,491	434,415
Regal Beloit Corp.	5,005	428,478
Landstar System, Inc.	3,307	376,568
Trimble, Inc.*	8,977	374,251
Carlisle Companies, Inc.	2,204	356,695
FedEx Corp.	2,077	314,063
National Instruments Corp.	6,829	289,140
Littelfuse, Inc.	1,485	284,080
Expeditors International of Washington, Inc.	3,561	277,830
Woodward, Inc.	2,290	271,228
J.B. Hunt Transport Services, Inc.	2,322	271,163
Kansas City Southern	1,770	271,093
Kirby Corp.*	2,951	264,203
Hubbell, Inc.	1,502	222,026
Curtiss-Wright Corp.	1,526	214,998
Garmin Ltd.	1,644	160,389
Mettler-Toledo International, Inc.*	187	148,343
XPO Logistics, Inc.*	1,802	143,620
Waters Corp.*	576	134,582
Masco Corp.	2,513	120,599
Agilent Technologies, Inc.	1,325	113,036
Total Industrial		7,921,883

Consumer, Cyclical - 3.3%
Wyndham Hotels & Resorts, Inc.	7,721	484,956
Domino’s Pizza, Inc.	1,474	433,032
MSC Industrial Direct Company, Inc. — Class A	4,886	383,404
Wyndham Destinations, Inc.	7,260	375,269
Pool Corp.	1,692	359,347
Cracker Barrel Old Country Store, Inc.	2,329	358,061
Aptiv plc	3,456	328,216
Deckers Outdoor Corp.*	1,717	289,933
Dunkin’ Brands Group, Inc.	3,060	231,152
Five Below, Inc.*	1,677	214,421
Tempur Sealy International, Inc.*	2,164	188,398
Six Flags Entertainment Corp.	3,850	173,673
AutoZone, Inc.*	145	172,740
GrubHub, Inc.*	3,072	149,422
Carter’s, Inc.	1,333	145,750
Hanesbrands, Inc.	9,680	143,748
Scientific Games Corp. — Class A*	4,802	128,598
Jack in the Box, Inc.	1,626	126,877
Hasbro, Inc.	1,186	125,254
Mattel, Inc.*	9,004	122,004
Eldorado Resorts, Inc.*	2,003	119,459
Williams-Sonoma, Inc.	1,503	110,380
Total Consumer, Cyclical		5,164,094

Communications - 1.8%
AMC Networks, Inc. — Class A*	9,418	372,011
Ciena Corp.*	8,360	356,888
FactSet Research Systems, Inc.	1,046	280,642
eBay, Inc.	7,763	280,322
Yelp, Inc. — Class A*	7,436	258,996
InterDigital, Inc.	4,653	253,542
John Wiley & Sons, Inc. — Class A	5,022	243,668

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
New York Times Co. — Class A	6,707	$215,764
Viavi Solutions, Inc.*	12,973	194,595
Fox Corp. — Class A	4,389	162,700
Expedia Group, Inc.	1,340	144,908
Etsy, Inc.*	3,078	136,355
Total Communications		2,900,391

Technology - 1.8%
Teradyne, Inc.	4,590	312,992
Cerner Corp.	4,254	312,201
Teradata Corp.*	10,740	287,510
Fair Isaac Corp.*	585	219,188
Seagate Technology plc	3,662	217,889
Silicon Laboratories, Inc.*	1,775	205,865
CDK Global, Inc.	3,333	182,248
Cree, Inc.*	3,729	172,094
Skyworks Solutions, Inc.	1,374	166,089
Citrix Systems, Inc.	1,408	156,147
Tyler Technologies, Inc.*	495	148,510
Semtech Corp.*	2,688	142,195
Synaptics, Inc.*	2,064	135,749
NetApp, Inc.	2,101	130,787
Total Technology		2,789,464

Financial - 1.1%
Northern Trust Corp.	2,652	281,748
Medical Properties Trust, Inc. REIT	12,692	267,928
Weingarten Realty Investors REIT	7,116	222,304
Brixmor Property Group, Inc. REIT	7,128	154,036
Park Hotels & Resorts, Inc. REIT	4,491	116,182
Commerce Bancshares, Inc.	1,614	109,655
Brown & Brown, Inc.	2,685	106,004
Cousins Properties, Inc. REIT	2,524	103,989
First Financial Bankshares, Inc.	2,948	103,475
Hanover Insurance Group, Inc.	750	102,502
National Retail Properties, Inc. REIT	1,811	97,106
Total Financial		1,664,929

Energy - 1.0%
Devon Energy Corp.	12,336	320,366
Marathon Oil Corp.	19,431	263,873
HollyFrontier Corp.	3,175	161,004
Matador Resources Co.*	8,296	149,079
Apache Corp.	5,548	141,973
Cimarex Energy Co.	2,638	138,469
Southwestern Energy Co.*	56,999	137,938
Murphy Oil Corp.	4,505	120,734
CNX Resources Corp.*	12,613	111,625
Total Energy		1,545,061

Utilities - 0.5%
UGI Corp.	7,724	348,816
National Fuel Gas Co.	5,301	246,708
Aqua America, Inc.	2,942	138,097
NRG Energy, Inc.	3,066	121,874
Total Utilities		855,495

Basic Materials - 0.1%
Chemours Co.	6,677	120,787
RPM International, Inc.	1,364	104,701
Total Basic Materials		225,488

Total Common Stocks
(Cost $31,223,248)		33,851,595

EXCHANGE-TRADED FUNDS† - 0.7%
iShares S&P MidCap 400 Growth Index Fund	4,583	1,091,258
Total Exchange-Traded Funds
(Cost $1,090,208)		1,091,258

MUTUAL FUNDS† - 74.0%
Guggenheim Variable Insurance Strategy Fund III[1]	2,028,829	50,233,799
Guggenheim Strategy Fund III[1]	1,652,444	40,848,416
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,520,772	15,131,682
Guggenheim Strategy Fund II1	422,109	10,442,989
Total Mutual Funds
(Cost $117,545,220)		116,656,886

MONEY MARKET FUND† - 3.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[2]	5,677,118	5,677,118
Total Money Market Fund
(Cost $5,677,118)		5,677,118

Total Investments - 99.7%
(Cost $155,535,794)		$157,276,857
Other Assets & Liabilities, net - 0.3%		397,869
Total Net Assets - 100.0%		$157,674,726

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	5	Mar 2020	$1,032,150	$11,259
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2020	349,910	5,691
S&P 500 Index Mini Futures Contracts	2	Mar 2020	322,950	3,163
			$1,705,010	$20,113

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index	2.19% (3 Month USD LIBOR + 0.13%)	At Maturity	01/02/20	99,077	$121,802,192	$12,002,584

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
LIBOR - London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$33,851,595	$—	$—	$33,851,595
Exchange-Traded Funds	1,091,258	—	—	1,091,258
Mutual Funds	116,656,886	—	—	116,656,886
Money Market Fund	5,677,118	—	—	5,677,118
Equity Futures Contracts**	20,113	—	—	20,113
Equity Index Swap Agreements**	—	12,002,584	—	12,002,584
Total Assets	$157,296,970	$12,002,584	$—	$169,299,554

**	This derivative is reported as unrealized appreciation/depreciation at period end.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,588,834	$3,887,176	$—	$—	$(33,021)	$10,442,989	422,109	$280,423
Guggenheim Strategy Fund III	39,792,573	1,171,452	—	—	(115,609)	40,848,416	1,652,444	1,174,873
Guggenheim Ultra Short Duration Fund — Institutional Class	3,167,024	31,173,423	(19,204,965)	(671)	(3,129)	15,131,682	1,520,772	385,167
Guggenheim Variable Insurance Strategy Fund III	48,939,224	1,274,981	—	—	19,594	50,233,799	2,028,829	1,273,456
	$98,487,655	$37,507,032	$(19,204,965)	$(671)	$(132,165)	$116,656,886		$3,113,919

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $37,990,574)	$40,619,971
Investments in affiliated issuers, at value (cost $117,545,220)	116,656,886
Cash	4,450
Segregated cash with broker	63,000
Unrealized appreciation on OTC swap agreements	12,002,584
Prepaid expenses	4,858
Receivables:
Dividends	236,409
Fund shares sold	18,249
Interest	6,427
Total assets	169,612,834

Liabilities:
Segregated cash due to broker	11,080,000
Payable for:
Swap settlement	345,409
Securities purchased	211,295
Fund shares redeemed	107,508
Management fees	52,025
Distribution and service fees	32,195
Fund accounting/administration fees	10,303
Trustees’ fees*	3,488
Variation margin on futures contracts	2,580
Transfer agent/maintenance fees	2,253
Miscellaneous	91,052
Total liabilities	11,938,108
Commitments and contingent liabilities (Note 14)	—
Net assets	$157,674,726

Net assets consist of:
Paid in capital	$134,138,382
Total distributable earnings (loss)	23,536,344
Net assets	$157,674,726
Capital shares outstanding	2,695,876
Net asset value per share	$58.49

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$430,789
Dividends from securities of affiliated issuers	3,113,919
Interest	122,397
Total investment income	3,667,105

Expenses:
Management fees	1,150,832
Distribution and service fees	383,611
Transfer agent/maintenance fees	25,086
Interest expense	129,659
Fund accounting/administration fees	122,757
Professional fees	60,956
Trustees’ fees*	22,584
Custodian fees	18,544
Miscellaneous	86,544
Total expenses	2,000,573
Less:
Expenses reimbursed by Adviser	(155)
Expenses waived by Adviser	(466,849)
Earnings credits applied	(2,508)
Total waived/reimbursed expenses	(469,512)
Net expenses	1,531,061
Net investment income	2,136,044

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,183,922
Investments in affiliated issuers	(671)
Swap agreements	7,853,670
Futures contracts	981,733
Net realized gain	10,018,654
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,235,203
Investments in affiliated issuers	(132,165)
Swap agreements	24,556,084
Futures contracts	34,270
Net change in unrealized appreciation (depreciation)	30,693,392
Net realized and unrealized gain	40,712,046
Net increase in net assets resulting from operations	$42,848,090

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,136,044	$2,875,192
Net realized gain on investments	10,018,654	17,850,768
Net change in unrealized appreciation (depreciation) on investments	30,693,392	(28,579,475)
Net increase (decrease) in net assets resulting from operations	42,848,090	(7,853,515)

Distributions to shareholders	(15,157,609)	(21,135,811)

Capital share transactions:
Proceeds from sale of shares	2,722,984	5,267,526
Distributions reinvested	15,157,609	21,135,811
Cost of shares redeemed	(25,012,530)	(48,194,906)
Net decrease from capital share transactions	(7,131,937)	(21,791,569)
Net increase (decrease) in net assets	20,558,544	(50,780,895)

Net assets:
Beginning of year	137,116,182	187,897,077
End of year	$157,674,726	$137,116,182

Capital share activity:
Shares sold	48,009	87,944
Shares issued from reinvestment of distributions	270,623	371,390
Shares redeemed	(435,155)	(787,947)
Net decrease in shares	(116,523)	(328,613)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$48.75	$59.82	$48.43	$45.15	$49.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.79	.97	.67	.52	.31
Net gain (loss) on investments (realized and unrealized)	14.90	(4.08)	11.22	3.37	(.10)
Total from investment operations	15.69	(3.11)	11.89	3.89	.21
Less distributions from:
Net investment income	(.49)	(.83)	(.50)	(.33)	(.56)
Net realized gains	(5.46)	(7.13)	—	(.28)	(3.62)
Total distributions	(5.95)	(7.96)	(.50)	(.61)	(4.18)
Net asset value, end of period	$58.49	$48.75	$59.82	$48.43	$45.15

Total Return[b]	32.70%	(7.10%)	24.67%	8.65%	(0.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,675	$137,116	$187,897	$166,814	$148,009
Ratios to average net assets:
Net investment income (loss)	1.39%	1.64%	1.25%	1.14%	0.63%
Total expenses[c]	1.30%	1.28%	1.14%	0.95%	0.97%
Net expenses[d,e]	1.00%	1.01%	0.94%	0.95%	0.97%
Portfolio turnover rate	57%	66%	49%	57%	70%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.92%	0.94%	0.92%	0.95%	0.97%

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series N (Managed Asset Allocation Series) (the “Fund”) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series N (Managed Asset Allocation Series) returned 20.11%, compared with its weighted benchmark that is 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 22.18%. The S&P 500 Index returned 31.49% over the year and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%.

The year 2019 saw equity markets strongly rebound after a sell-off in 2018. Also helping markets hit record highs was the U.S. Federal Reserve changing its monetary policy into an easing stance, and the U.S. and China finally reaching a Phase One trade agreement. Bond yields also broke analysts’ initial predictions of turning up, and actually fell over the period.

In contrast to year 2018, all the Fund’s core holdings delivered positive returns.

ETFs and futures contracts on the S&P 500 Index and the Russell 2000 Index delivered the largest gains, while 2-year and 10-year Treasury futures contributed the least to performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Vanguard S&P 500 ETF	18.0%
SPDR S&P 500 ETF Trust	17.3%
iShares Core U.S. Aggregate Bond ETF	15.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.7%
Guggenheim Strategy Fund III	7.3%
Guggenheim Variable Insurance Strategy Fund III	6.4%
iShares Core S&P Mid-Capital ETF	5.4%
iShares 7-10 Year Treasury Bond ETF	4.8%
iShares 1-3 Year Treasury Bond ETF	4.6%
iShares MSCI EAFE ETF	4.5%
Top Ten Total	91.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	20.11%	6.97%	7.98%
Blended Index**	22.18%	8.37%	9.77%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
S&P 500 Index	31.49%	11.70%	13.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 77.8%
Vanguard S&P 500 ETF	28,055	$8,298,669
SPDR S&P 500 ETF Trust	24,784	7,976,978
iShares Core U.S. Aggregate Bond ETF	63,746	7,163,138
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,824	3,560,359
iShares Core S&P Mid-Capital ETF	12,226	2,516,355
iShares 7-10 Year Treasury Bond ETF	20,335	2,241,324
iShares 1-3 Year Treasury Bond ETF	25,124	2,126,244
iShares MSCI EAFE ETF	29,714	2,063,340
iShares Core S&P 500 ETF	2	647
Total Exchange-Traded Funds
(Cost $24,879,497)		35,947,054

MUTUAL FUNDS† - 19.9%
Guggenheim Strategy Fund III[1]	136,905	3,384,297
Guggenheim Variable Insurance Strategy Fund III[1]	119,745	2,964,889
Guggenheim Strategy Fund II1	73,549	1,819,612
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	102,762	1,022,480
Total Mutual Funds
(Cost $9,260,050)		9,191,278

MONEY MARKET FUND† - 1.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[2]	576,534	576,534
Total Money Market Fund
(Cost $576,534)		576,534

	Face Amount
U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
1.47% due 02/04/20[3,4]	$469,000	468,327
Total U.S. Treasury Bills
(Cost $468,336)		468,327

Total Investments - 99.9%
(Cost $35,184,417)		$46,183,193
Other Assets & Liabilities, net - 0.1%		35,346
Total Net Assets - 100.0%		$46,218,539

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
MSCI EAFE Index Futures Contracts	52	Mar 2020	$5,294,380	$35,170
Russell 2000 Index Mini Futures Contracts	25	Mar 2020	2,087,250	26,305
S&P 500 Index Mini Futures Contracts	5	Mar 2020	807,375	14,585
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2020	412,860	4,747
CAC 40 10 Euro Index Futures Contracts††	4	Jan 2020	269,014	3,107
Hang Seng Index Futures Contracts††	1	Jan 2020	181,479	1,599
Nikkei 225 (CME) Index Futures Contracts	1	Mar 2020	117,375	546
			$9,169,733	$86,059
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	1	Mar 2020	$115,487	$(377)

Interest Rate Futures Contracts Purchased†
U.S. Treasury 2 Year Note Futures Contracts	7	Mar 2020	1,507,953	(2,708)
U.S. Treasury 10 Year Note Futures Contracts	28	Mar 2020	3,591,438	(44,696)
			$5,099,391	$(47,404)
Equity Futures Contracts Sold Short††
DAX Index Futures Contracts	1	Mar 2020	368,910	5,501
SPI 200 Index Futures Contracts	1	Mar 2020	116,316	1,034
FTSE 100 Index Futures Contracts	1	Mar 2020	99,550	(3,940)
			$584,776	$2,595

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES N (MANAGED ASSET ALLOCATION SERIES)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$35,947,054	$—	$—	$35,947,054
Mutual Funds	9,191,278	—	—	9,191,278
Money Market Fund	576,534	—	—	576,534
U.S. Treasury Bills	—	468,327	—	468,327
Equity Futures Contracts**	81,353	11,241	—	92,594
Total Assets	$45,796,219	$479,568	$—	$46,275,787

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$47,404	$—	$—	$47,404
Equity Futures Contracts**	—	3,940	—	3,940
Currency Futures Contracts**	377	—	—	377
Total Liabilities	$47,781	$3,940	$—	$51,721

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,773,302	$52,166	$—	$—	$(5,856)	$1,819,612	73,549	$52,283
Guggenheim Strategy Fund III	5,183,918	109,878	(1,900,000)	(8,380)	(1,119)	3,384,297	136,905	110,419
Guggenheim Ultra Short Duration Fund — Institutional Class	998,067	25,444	—	—	(1,031)	1,022,480	102,762	25,501
Guggenheim Variable Insurance Strategy Fund III	6,071,540	91,265	(3,200,000)	(28,802)	30,886	2,964,889	119,745	91,261
	$14,026,827	$278,753	$(5,100,000)	$(37,182)	$22,880	$9,191,278		$279,464

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $25,924,367)	$36,991,915
Investments in affiliated issuers, at value (cost $9,260,050)	9,191,278
Prepaid expenses	3,487
Receivables:
Securities sold	150,303
Dividends	55,941
Variation margin on futures contracts	32,460
Fund shares sold	5,147
Interest	462
Total assets	46,430,993

Liabilities:
Overdraft due to custodian bank	190
Payable for:
Securities purchased	116,757
Professional fees	27,990
Fund shares redeemed	18,067
Management fees	14,878
Printing fees	11,097
Distribution and service fees	9,430
Fund accounting/administration fees	3,017
Trustees’ fees*	2,560
Transfer agent/maintenance fees	2,290
Miscellaneous	6,178
Total liabilities	212,454
Commitments and contingent liabilities (Note 14)	—
Net assets	$46,218,539

Net assets consist of:
Paid in capital	$32,052,128
Total distributable earnings (loss)	14,166,411
Net assets	$46,218,539
Capital shares outstanding	1,442,214
Net asset value per share	$32.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$813,841
Dividends from securities of affiliated issuers	279,464
Interest	18,763
Total investment income	1,112,068

Expenses:
Management fees	181,327
Distribution and service fees	113,329
Transfer agent/maintenance fees	25,101
Professional fees	46,620
Fund accounting/administration fees	36,266
Trustees’ fees*	19,292
Custodian fees	5,103
Miscellaneous	29,016
Total expenses	456,054
Less:
Expenses waived by Adviser	(2,525)
Net expenses	453,529
Net investment income	658,539

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	829,202
Investments in affiliated issuers	(37,182)
Futures contracts	1,870,922
Foreign currency transactions	419
Net realized gain	2,663,361
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,743,259
Investments in affiliated issuers	22,880
Futures contracts	131,710
Foreign currency translations	(29)
Net change in unrealized appreciation (depreciation)	4,897,820
Net realized and unrealized gain	7,561,181
Net increase in net assets resulting from operations	$8,219,720

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$658,539	$746,977
Net realized gain on investments	2,663,361	1,116,990
Net change in unrealized appreciation (depreciation) on investments	4,897,820	(4,463,545)
Net increase (decrease) in net assets resulting from operations	8,219,720	(2,599,578)

Distributions to shareholders	(1,105,138)	(4,136,596)

Capital share transactions:
Proceeds from sale of shares	1,782,394	3,247,235
Distributions reinvested	1,105,138	4,136,596
Cost of shares redeemed	(6,419,274)	(9,092,113)
Net decrease from capital share transactions	(3,531,742)	(1,708,282)
Net increase (decrease) in net assets	3,582,840	(8,444,456)

Net assets:
Beginning of year	42,635,699	51,080,155
End of year	$46,218,539	$42,635,699

Capital share activity:
Shares sold	59,756	103,799
Shares issued from reinvestment of distributions	36,365	140,034
Shares redeemed	(213,259)	(297,082)
Net decrease in shares	(117,138)	(53,249)

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$27.34	$31.68	$28.74	$27.43	$27.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.44	.47	.39	.40	.32
Net gain (loss) on investments (realized and unrealized)	5.02	(2.08)	3.68	1.78	(.28)
Total from investment operations	5.46	(1.61)	4.07	2.18	.04
Less distributions from:
Net investment income	(.51)	(.44)	(.46)	(.33)	(.28)
Net realized gains	(.24)	(2.29)	(.67)	(.54)	—
Total distributions	(.75)	(2.73)	(1.13)	(.87)	(.28)
Net asset value, end of period	$32.05	$27.34	$31.68	$28.74	$27.43

Total Return[b]	20.11%	(5.73%)	14.39%	8.01%	0.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,219	$42,636	$51,080	$52,840	$52,629
Ratios to average net assets:
Net investment income (loss)	1.45%	1.53%	1.29%	1.42%	1.14%
Total expenses[c]	1.01%	0.99%	0.98%	0.92%	0.94%
Net expenses[d]	1.00%	0.99%	0.98%	0.92%	0.94%
Portfolio turnover rate	14%	4%	1%	6%	3%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series O (All Cap Value Series) (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series O (All Cap Value Series) returned 23.74%, compared with the 26.26% return of its benchmark, the Russell 3000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund underperformed the index over the one-year period, mostly due to the Fund’s deeper value bias and size bias relative to the benchmark. The growth investing style has strongly outperformed value for the last several years, but value gained some ground in the late third and early fourth quarters of 2019. The Fund’s holdings tend toward smaller capitalization relative to the benchmark, at a time when larger cap companies outperformed.

Stock selection was slightly positive in the Fund’s showing relative to the benchmark, with sector allocation providing an additional contribution to results.

The Fund benefited from its overweight and selection in the strong-performing Information Technology sector, where its largest individual contributor was Apple, Inc., a stock not included in the index, followed by Infinera. Other individual holdings that made strong contributions were Reliance Steel & Aluminum Co. in the Materials sector and Tyson Foods, Inc. in the Consumer Staples sector. Both were the best-returning holdings in their respective sectors for the period. Also highlighting the positive side was selection in the Financial sector, where the Fund has large positions in money-center and regional U.S. banks.

Selection in the Energy, Health Care, and Utilities sectors detracted from performance. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Fund holdings in Range Resources Corp. and Whiting Petroleum Corp. declined significantly in response. Strong performance from Scorpio Tankers and overweights in integrated oil company Hess Corp. and transporter Kinder Morgan, Inc. were sector bright spots.

Relative performance in Health Care was driven by poor performance among the Fund’s pharmaceutical and biotech holdings and in Utilities by an overweight to Exelon Corp. which was a relatively poor performer and not owning strong performers NextEra Energy and Southern Company. The Fund was also penalized for not having a position in strong Communications Services performer AT&T, Inc.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics, such as having an overweight in the Utilities sector.

The largest relative sector exposures for the year were an underweight in Communications Services and an overweight in Financials and Information Technology.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the U.S. Federal Reserve and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

The Fund has a value bias compared with the benchmark and is positioned favorably as the value investing style continues to improve. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	2.8%
Bank of America Corp.	2.7%
Citigroup, Inc.	2.0%
iShares Russell 1000 Value ETF	2.0%
JPMorgan Chase & Co.	2.0%
Intel Corp.	2.0%
Zions Bancorp North America	1.6%
Verizon Communications, Inc.	1.6%
Pfizer, Inc.	1.5%
OGE Energy Corp.	1.5%
Top Ten Total	19.7%

“Ten Largest Holdings” excludes any temporary cash investments.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	23.74%	8.22%	10.61%
Russell 3000 Value Index	26.26%	8.20%	11.71%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 97.5%

Financial - 32.3%
Bank of America Corp.	83,325	$2,934,707
Citigroup, Inc.	27,506	2,197,454
JPMorgan Chase & Co.	15,166	2,114,141
Zions Bancorp North America	33,481	1,738,334
Berkshire Hathaway, Inc. — Class B*	6,868	1,555,602
Wells Fargo & Co.	28,096	1,511,565
Voya Financial, Inc.	24,286	1,480,960
Equity Commonwealth REIT	41,909	1,375,873
Truist Financial Corp.	20,656	1,163,346
KeyCorp	49,889	1,009,753
Alleghany Corp.*	1,206	964,281
Allstate Corp.	8,262	929,062
Axis Capital Holdings Ltd.	14,954	888,866
Prudential Financial, Inc.	8,626	808,601
MetLife, Inc.	15,334	781,574
Hartford Financial Services Group, Inc.	11,654	708,214
Principal Financial Group, Inc.	12,855	707,025
Willis Towers Watson plc	3,446	695,885
Morgan Stanley	13,028	665,991
Medical Properties Trust, Inc. REIT	30,988	654,157
Radian Group, Inc.	24,321	611,916
Howard Hughes Corp.*	4,586	581,505
Old Republic International Corp.	25,703	574,976
Alexandria Real Estate Equities, Inc. REIT	3,552	573,932
Physicians Realty Trust REIT	29,711	562,726
Loews Corp.	10,075	528,837
Sun Communities, Inc. REIT	3,225	484,073
Marsh & McLennan Companies, Inc.	4,014	447,200
First Horizon National Corp.	26,668	441,622
Charles Schwab Corp.	9,212	438,122
Pinnacle Financial Partners, Inc.	6,806	435,584
Regions Financial Corp.	25,276	433,736
Cousins Properties, Inc. REIT	9,241	380,729
Umpqua Holdings Corp.	21,084	373,187
American International Group, Inc.	6,394	328,204
IBERIABANK Corp.	3,916	293,034
BOK Financial Corp.	3,260	284,924
WSFS Financial Corp.	6,188	272,210
VICI Properties, Inc. REIT	10,586	270,472
Prosperity Bancshares, Inc.	3,733	268,365
Camden Property Trust REIT	2,443	259,202
Hilltop Holdings, Inc.	10,087	251,469
Redwood Trust, Inc. REIT	14,098	233,181
Stifel Financial Corp.	3,515	213,185
Heartland Financial USA, Inc.	3,967	197,319
First Midwest Bancorp, Inc.	4,306	99,296
Total Financial		34,724,397

Consumer, Non-cyclical - 14.4%
Pfizer, Inc.	41,289	1,617,703
Johnson & Johnson	7,572	1,104,528
Bunge Ltd.	18,787	1,081,192
HCA Healthcare, Inc.	6,649	982,789
Tyson Foods, Inc. — Class A	9,842	896,016
Ingredion, Inc.	8,757	813,963
Archer-Daniels-Midland Co.	16,063	744,520
Zimmer Biomet Holdings, Inc.	4,740	709,483
Alexion Pharmaceuticals, Inc.*	5,760	622,944
Encompass Health Corp.	8,850	613,039
Merck & Company, Inc.	6,587	599,088
Quest Diagnostics, Inc.	5,569	594,714
Procter & Gamble Co.	4,471	558,428
Medtronic plc	4,628	525,047
McKesson Corp.	3,764	520,636
Biogen, Inc.*	1,578	468,240
Central Garden & Pet Co. — Class A*	15,532	456,019
Humana, Inc.	1,232	451,553
United Therapeutics Corp.*	4,738	417,323
Amgen, Inc.	1,636	394,391
Eagle Pharmaceuticals, Inc.*	5,616	337,409
UnitedHealth Group, Inc.	1,028	302,211
Emergent BioSolutions, Inc.*	5,533	298,505
Premier, Inc. — Class A*	6,756	255,917
TreeHouse Foods, Inc.*	1,614	78,279
Total Consumer, Non-cyclical		15,443,937

Industrial - 8.1%
Owens Corning	12,274	799,283
Valmont Industries, Inc.	4,528	678,204
Knight-Swift Transportation Holdings, Inc.	17,175	615,552
Eaton Corporation plc	6,391	605,356
MDU Resources Group, Inc.	20,185	599,696
FedEx Corp.	3,877	586,241
Johnson Controls International plc	13,810	562,205
General Electric Co.	39,208	437,561
Graphic Packaging Holding Co.	20,768	345,787
Jacobs Engineering Group, Inc.	3,679	330,485
FLIR Systems, Inc.	6,303	328,197
US Concrete, Inc.*	6,968	290,287
Rexnord Corp.*	8,337	271,953
Advanced Energy Industries, Inc.*	3,763	267,926
Plexus Corp.*	3,470	266,982
Crane Co.	3,080	266,050
PGT Innovations, Inc.*	17,680	263,609
Snap-on, Inc.	1,340	226,996
Kennametal, Inc.	5,690	209,904
GATX Corp.	2,344	194,200
Park Aerospace Corp.	11,271	183,379
Dycom Industries, Inc.*	3,883	183,083
Kirby Corp.*	1,659	148,531
EnerSys	1,195	89,422
Total Industrial		8,750,889

Energy - 8.0%
Chevron Corp.	24,806	2,989,371
ConocoPhillips	20,031	1,302,616
Parsley Energy, Inc. — Class A	64,634	1,222,229
Exxon Mobil Corp.	14,378	1,003,297
Marathon Oil Corp.	51,739	702,615
Cabot Oil & Gas Corp. — Class A	29,092	506,492
Range Resources Corp.	70,480	341,828

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
Whiting Petroleum Corp.*	36,447	$267,521
Oasis Petroleum, Inc.*	46,749	152,402
Antero Resources Corp.*	30,775	87,709
Delek US Holdings, Inc.	2,184	73,229
Total Energy		8,649,309

Utilities - 8.0%
OGE Energy Corp.	35,149	1,563,076
Exelon Corp.	23,741	1,082,352
Public Service Enterprise Group, Inc.	18,280	1,079,434
AES Corp.	44,208	879,739
Duke Energy Corp.	8,207	748,561
Pinnacle West Capital Corp.	7,625	685,716
Edison International	8,820	665,116
Portland General Electric Co.	9,436	526,435
NiSource, Inc.	16,523	460,000
PPL Corp.	9,865	353,956
Avista Corp.	6,144	295,465
Southwest Gas Holdings, Inc.	3,787	287,699
Total Utilities		8,627,549

Technology - 7.7%
Intel Corp.	35,117	2,101,752
Micron Technology, Inc.*	22,842	1,228,443
Skyworks Solutions, Inc.	8,767	1,059,755
Apple, Inc.	3,512	1,031,299
Qorvo, Inc.*	6,818	792,456
MACOM Technology Solutions Holdings, Inc.*	20,811	553,573
Super Micro Computer, Inc.*	19,484	468,006
Amdocs Ltd.	6,058	437,327
Lumentum Holdings, Inc.*	3,315	262,879
Evolent Health, Inc. — Class A*	21,167	191,561
CSG Systems International, Inc.	3,577	185,217
Total Technology		8,312,268

Consumer, Cyclical - 7.2%
Walmart, Inc.	8,836	1,050,070
PVH Corp.	8,459	889,464
Southwest Airlines Co.	15,677	846,245
Lear Corp.	5,073	696,015
Walgreens Boots Alliance, Inc.	10,837	638,950
LKQ Corp.*	13,820	493,374
PACCAR, Inc.	5,968	472,069
UniFirst Corp.	1,884	380,530
Home Depot, Inc.	1,534	334,995
Alaska Air Group, Inc.	4,939	334,617
Carnival Corp.	6,416	326,125
DR Horton, Inc.	5,871	309,695
BorgWarner, Inc.	5,015	217,551
Macy’s, Inc.	12,693	215,781
Skechers U.S.A., Inc. — Class A*	4,730	204,289
Caleres, Inc.	8,294	196,982
Newell Brands, Inc.	4,736	91,026
Total Consumer, Cyclical		7,697,778

Communications - 6.6%
Verizon Communications, Inc.	27,789	1,706,245
Comcast Corp. — Class A	28,906	1,299,903
NortonLifeLock, Inc.	40,637	1,037,056
Cisco Systems, Inc.	17,793	853,352
Infinera Corp.*	93,258	740,469
Juniper Networks, Inc.	14,805	364,647
Viavi Solutions, Inc.*	22,862	342,930
F5 Networks, Inc.*	2,282	318,681
Ciena Corp.*	6,045	258,061
T-Mobile US, Inc.*	2,707	212,283
Total Communications		7,133,627

Basic Materials - 5.2%
Freeport-McMoRan, Inc.	85,838	1,126,195
Nucor Corp.	15,903	895,021
Huntsman Corp.	35,107	848,185
Reliance Steel & Aluminum Co.	6,554	784,907
Olin Corp.	44,043	759,742
DuPont de Nemours, Inc.	7,296	468,403
Ashland Global Holdings, Inc.	4,903	375,227
Dow, Inc.	3,272	179,076
Commercial Metals Co.	5,394	120,124
Total Basic Materials		5,556,880

Total Common Stocks
(Cost $84,929,132)		104,896,634

RIGHTS††† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*,1	40,146	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 2.0%
iShares Russell 1000 Value ETF	15,854	2,163,754
Total Exchange-Traded Funds
(Cost $2,041,431)		2,163,754

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[2]	250,653	250,653
Total Money Market Fund
(Cost $250,653)		250,653

Total Investments - 99.7%
(Cost $87,221,216)		$107,311,041
Other Assets & Liabilities, net - 0.3%		322,936
Total Net Assets - 100.0%		$107,633,977

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES O (ALL CAP VALUE SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$104,896,634	$—	$—		$104,896,634
Rights	—	—	—	*	—
Exchange-Traded Funds	2,163,754	—	—		2,163,754
Money Market Fund	250,653	—	—		250,653
Total Assets	$107,311,041	$—	$—		$107,311,041

*	Security has a market value of $0

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $87,221,216)	$107,311,041
Prepaid expenses	4,221
Receivables:
Securities sold	325,316
Dividends	132,872
Interest	559
Total assets	107,774,009

Liabilities:
Payable for:
Printing fees	32,001
Management fees	25,561
Professional fees	21,889
Distribution and service fees	21,876
Fund shares redeemed	17,576
Fund accounting/administration fees	7,000
Trustees’ fees*	3,089
Transfer agent/maintenance fees	2,272
Miscellaneous	8,768
Total liabilities	140,032
Commitments and contingent liabilities (Note 14)	—
Net assets	$107,633,977

Net assets consist of:
Paid in capital	$81,240,327
Total distributable earnings (loss)	26,393,650
Net assets	$107,633,977
Capital shares outstanding	3,272,591
Net asset value per share	$32.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $122)	$2,568,605
Interest	28,292
Total investment income	2,596,897

Expenses:
Management fees	727,530
Distribution and service fees	259,831
Transfer agent/maintenance fees	25,176
Fund accounting/administration fees	83,147
Professional fees	51,528
Trustees’ fees*	21,253
Custodian fees	10,181
Miscellaneous	52,442
Total expenses	1,231,088
Less:
Expenses reimbursed by Adviser	(3,196)
Expenses waived by Adviser	(316,154)
Total waived/reimbursed expenses	(319,350)
Net expenses	911,738
Net investment income	1,685,159

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,063,349
Net realized gain	6,063,349
Net change in unrealized appreciation (depreciation) on:
Investments	14,405,167
Net change in unrealized appreciation (depreciation)	14,405,167
Net realized and unrealized gain	20,468,516
Net increase in net assets resulting from operations	$22,153,675

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,685,159	$1,508,050
Net realized gain on investments	6,063,349	10,765,658
Net change in unrealized appreciation (depreciation) on investments	14,405,167	(24,181,176)
Net increase (decrease) in net assets resulting from operations	22,153,675	(11,907,468)

Distributions to shareholders	(9,601,509)	(10,707,235)

Capital share transactions:
Proceeds from sale of shares	4,011,293	7,428,149
Distributions reinvested	9,601,509	10,707,235
Cost of shares redeemed	(19,446,850)	(27,375,695)
Net decrease from capital share transactions	(5,834,048)	(9,240,311)
Net increase (decrease) in net assets	6,718,118	(31,855,014)

Net assets:
Beginning of year	100,915,859	132,770,873
End of year	$107,633,977	$100,915,859

Capital share activity:
Shares sold	130,063	215,525
Shares issued from reinvestment of distributions	315,943	318,383
Shares redeemed	(616,888)	(781,562)
Net decrease in shares	(170,882)	(247,654)

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$29.31	$35.97	$34.05	$29.30	$35.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.43	.24	.45	.43
Net gain (loss) on investments (realized and unrealized)	6.19	(3.83)	4.51	6.01	(1.80)
Total from investment operations	6.70	(3.40)	4.75	6.46	(1.37)
Less distributions from:
Net investment income	(.49)	(.40)	(.38)	(.48)	(.33)
Net realized gains	(2.63)	(2.86)	(2.45)	(1.23)	(4.35)
Total distributions	(3.12)	(3.26)	(2.83)	(1.71)	(4.68)
Net asset value, end of period	$32.89	$29.31	$35.97	$34.05	$29.30

Total Return[b]	23.74%	(10.62%)	14.77%	22.71%	(4.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,634	$100,916	$132,771	$128,367	$120,113
Ratios to average net assets:
Net investment income (loss)	1.62%	1.23%	0.69%	1.48%	1.33%
Total expenses[c]	1.18%	1.17%	1.11%	0.90%	0.92%
Net expenses[d,e,f]	0.88%	0.88%	0.89%	0.90%	0.92%
Portfolio turnover rate	33%	36%	33%	47%	39%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.88%	0.88%	0.88%	0.90%	0.92%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series P (High Yield Series) (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series P (High Yield Series) returned 11.59%, compared with the 14.32% return of its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index.

The high yield market delivered strong performance in 2019 with four straight quarters of positive returns, more than offsetting the negative performance from the fourth quarter of 2018. There was little separation between sector returns except for the sizeable underperformance in Energy with Consumer Cyclicals (+16.7%) and Consumer Non-Cyclicals (+15.8%) among the top performers. In terms of quality, CCC-rated bonds (+9.5%) underperformed higher quality bonds in BB (+15.5%) and B-rated bonds (+14.8%), signaling some investor resistance to owning lower quality bonds at this stage of the cycle.

Fundamental factors underlying the corporate sector are supportive of high yield bonds. Average leverage and interest coverage ratios remain strong coupled with stable corporate earnings. Notably, the trailing 12-month default rate in the ICE BofA Merrill Lynch High Yield Index increased to 2% driven by energy issuers, but remains below the historical average near 4%. The default rate excluding energy remains steady at less than 1%. Despite a positive fundamental backdrop, the high yield market experienced bouts of volatility on the back of concerns over trade, which added some uncertainty. However, fears of an economic slowdown decreased following a series of mid-cycle rate cuts from the U.S. Federal Reserve along with easing measures from other central banks coupled with progress on U.S.-China trade negations.

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. Non-U.S. dollar denominated assets comprise less than 2% of the Fund. The Fund uses forward foreign currency exchange contracts to hedge exchange rate risk, which minimizes the effect of currency fluctuations.

Fund relative underperformance over the period was driven by the exposure to bank loans. During the fourth quarter of 2018, bank loans contributed positively to performance, as they experienced a smaller drawdown versus the broader high yield market. However, in 2019 bank loans returned about half of the performance of high yield bonds. In addition, some individual investments in the Energy and Consumer Non-Cyclical sectors underperformed. This was partially offset by strong performance in the Communications sector driven by positive credit outcomes.

The drive to more liquid parts of the bond universe has created better value in middle-market bonds, and therefore can be expected to perform relatively better than large capital structures, all else equal. The Fund is consistently positioned conservatively in terms of duration, with higher exposure to short-dated bonds and floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return. The Fund continues to avoid companies with heavy capital expenditure needs that can impair cash flow generation towards the latter part of the economic cycle. Overall, we remain focused on credit selection, which we believe will become increasingly important to returns in the event of market volatility.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2.0%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.6%
Indigo Natural Resources LLC, 6.88%	1.6%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.5%
EIG Investors Corp., 10.88%	1.4%
Terraform Global Operating LLC, 6.13%	1.3%
Hunt Companies, Inc., 6.25%	1.3%
Vector Group Ltd., 6.13%	1.3%
Grinding Media Inc. / MC Grinding Media Canada Inc., 7.38%	1.3%
American Midstream Partners, LP / American Midstream Finance Corp., 9.50%	1.3%
Top Ten Total	14.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series P (High Yield Series)	11.59%	5.13%	6.48%
Bloomberg Barclays U.S. Corporate High Yield Index	14.32%	6.13%	7.57%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.7%
BBB	7.8%
BB	48.6%
B	28.5%
CCC	8.5%
CC	0.0%[3]
NR2	1.2%
Other Instruments	4.7%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
[3]	Value of securities is less than 0.1% of total investments.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS† - 0.9%

Utilities - 0.6%
TexGen Power LLC††	7,929	$292,382

Consumer, Non-cyclical - 0.2%
ATD New Holdings, Inc.*,††	3,166	79,150
Cengage Learning Holdings II, Inc.*,††	2,107	25,284
Chef Holdings, Inc.*,†††,1	75	8,766
Spectrum Brands Holdings, Inc.	6	386
Crimson Wine Group Ltd.*	24	177
MEDIQ, Inc.*,†††,1	92	—
Total Consumer, Non-cyclical		113,763

Energy - 0.1%
SandRidge Energy, Inc.*	14,330	60,759

Financial - 0.0%
Jefferies Financial Group, Inc.	247	5,278
Adelphia Recovery Trust*,†††,1	5,270	—
Total Financial		5,278

Industrial - 0.0%
BP Holdco LLC*,†††,1,2	523	185
Vector Phoenix Holdings, LP*,†††,1	523	44
Total Industrial		229

Consumer, Cyclical - 0.0%
Delta Air Lines, Inc.	1	58
Chorus Aviation, Inc.	3	19
Total Consumer, Cyclical		77

Communications - 0.0%
Aimia, Inc.*	2	6

Total Common Stocks
(Cost $1,173,660)		472,494

PREFERRED STOCKS†† - 0.3%
Financial - 0.3%
American Equity Investment Life Holding Co.*	6,000	154,500
Industrial - 0.0%
U.S. Shipping Corp.*,†††,1	24,529	—
Total Preferred Stocks
(Cost $775,000)		154,500

EXCHANGE-TRADED FUNDS† - 2.0%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	40,000	1,077,600
Total Exchange-Traded Funds
(Cost $1,085,477)		1,077,600

MONEY MARKET FUND† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[5]	863,166	863,166
Total Money Market Fund
(Cost $863,166)		863,166

	Face Amount~
CORPORATE BONDS†† - 86.5%
Financial - 17.1%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[6]	500,000	523,750
7.25% due 08/15/24[6]	500,000	515,000
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[6]	750,000	798,750
Hunt Companies, Inc.
6.25% due 02/15/26[6]	725,000	715,937
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22[7]	700,000	700,875
Quicken Loans, Inc.
5.25% due 01/15/28[6]	650,000	672,750
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[6]	650,000	650,000
Springleaf Finance Corp.
7.13% due 03/15/26	150,000	173,430
6.13% due 03/15/24	150,000	164,250
6.63% due 01/15/28	50,000	56,440
5.38% due 11/15/29	50,000	52,190
AmWINS Group, Inc.
7.75% due 07/01/26[6]	400,000	442,052
Newmark Group, Inc.
6.13% due 11/15/23	400,000	441,123
Wilton Re Finance LLC
5.88% due 03/30/33[4,6]	400,000	409,713
American Equity Investment Life Holding Co.
5.00% due 06/15/27	350,000	373,678
Kennedy-Wilson, Inc.
5.88% due 04/01/24	352,000	360,800
NFP Corp.
6.88% due 07/15/25[6]	200,000	200,500
8.00% due 07/15/25[6]	150,000	153,000
Greystar Real Estate Partners LLC
5.75% due 12/01/25[6]	275,000	285,313
Goldman Sachs Group, Inc.
5.30%[3,4]	250,000	268,750
USI, Inc.
6.88% due 05/01/25[6]	225,000	229,995
Assurant, Inc.
7.00% due 03/27/48[4]	200,000	224,000
Iron Mountain, Inc.
4.88% due 09/15/29[6]	200,000	203,160

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[6]	192,000	$197,520
CNO Financial Group, Inc.
5.25% due 05/30/29	150,000	167,438
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
6.75% due 10/15/27[6]	125,000	133,869
LPL Holdings, Inc.
4.63% due 11/15/27[6]	100,000	102,000
Equinix, Inc.
5.88% due 01/15/26	50,000	53,063
Total Financial		9,269,346

Communications - 14.3%
Altice France S.A.
7.38% due 05/01/26[6]	600,000	644,184
8.13% due 02/01/27[6]	250,000	281,562
Level 3 Financing, Inc.
3.88% due 11/15/29[6]	350,000	352,625
4.63% due 09/15/27[6]	175,000	179,165
5.38% due 01/15/24	150,000	152,438
5.25% due 03/15/26	100,000	104,000
5.63% due 02/01/23	40,000	40,120
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75% due 03/01/30[6]	600,000	610,818
5.38% due 06/01/29[6]	200,000	214,000
EIG Investors Corp.
10.88% due 02/01/24	767,000	765,083
Virgin Media Secured Finance plc
5.50% due 05/15/29[6]	600,000	635,250
Sprint Communications, Inc.
7.00% due 03/01/20[6]	550,000	552,926
Cengage Learning, Inc.
9.50% due 06/15/24[6]	535,000	462,775
Ziggo BV
5.50% due 01/15/27[6]	300,000	318,750
4.88% due 01/15/30[6]	100,000	103,231
Sirius XM Radio, Inc.
4.63% due 07/15/24[6]	200,000	210,000
5.50% due 07/01/29[6]	175,000	189,217
CSC Holdings LLC
6.50% due 02/01/29[6,7]	325,000	362,375
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	411,000	353,460
Telenet Finance Luxembourg Note
5.50% due 03/01/28	200,000	213,500
Ziggo Bond Company BV
5.88% due 01/15/25[6]	200,000	206,126
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[6]	200,000	205,000
MDC Partners, Inc.
6.50% due 05/01/24[6]	174,000	157,470
Midcontinent Communications / Midcontinent Finance Corp.
5.38% due 08/15/27[6]	125,000	132,187
GrubHub Holdings, Inc.
5.50% due 07/01/27[6]	128,000	119,846
Cogent Communications Group, Inc.
5.38% due 03/01/22[6]	100,000	104,500
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.63% due 03/15/30[6]	50,000	50,875
Match Group, Inc.
5.63% due 02/15/29[6]	45,000	47,925
Total Communications		7,769,408

Consumer, Non-cyclical - 13.3%
Vector Group Ltd.
6.13% due 02/01/25[6]	725,000	713,219
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6]	725,000	661,562
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[6]	660,000	607,200
Tenet Healthcare Corp.
5.13% due 11/01/27[6]	250,000	264,062
6.25% due 02/01/27[6]	150,000	161,438
5.13% due 05/01/25	100,000	103,000
Harsco Corp.
5.75% due 07/31/27[6]	452,000	481,954
Par Pharmaceutical, Inc.
7.50% due 04/01/27[6]	375,000	373,125
Nathan’s Famous, Inc.
6.63% due 11/01/25[6]	350,000	357,000
Beverages & More, Inc.
11.50% due 06/15/22[8]	450,000	308,250
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88% due 10/15/24[6]	150,000	145,500
6.00% due 07/15/23[6]	200,000	144,500
HCA, Inc.
5.88% due 02/01/29	250,000	289,062
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[6]	275,000	276,031
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.25% due 04/15/24[6,7]	250,000	264,500
Bausch Health Companies, Inc.
6.50% due 03/15/22[6]	150,000	153,375
5.75% due 08/15/27[6]	100,000	108,500
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[6]	225,000	235,687
Centene Corp.
4.25% due 12/15/27[6]	125,000	128,594
5.38% due 06/01/26[6]	100,000	106,125
C&S Group Enterprises LLC
5.38% due 07/15/22[6]	225,000	227,250

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[6]	225,000	$213,188
DaVita, Inc.
5.00% due 05/01/25	200,000	205,750
AMN Healthcare, Inc.
4.63% due 10/01/27[6]	200,000	200,500
Avanos Medical, Inc.
6.25% due 10/15/22	150,000	152,063
Carriage Services, Inc.
6.63% due 06/01/26[6]	125,000	133,125
Charles River Laboratories International, Inc.
4.25% due 05/01/28[6]	100,000	101,875
Sotheby’s
7.38% due 10/15/27[6]	75,000	75,937
United Rentals North America, Inc.
3.88% due 11/15/27	50,000	51,048
Total Consumer, Non-cyclical		7,243,420

Industrial - 11.9%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[6]	700,000	713,125
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	626,000	661,995
Standard Industries, Inc.
4.75% due 01/15/28[6]	400,000	410,000
5.38% due 11/15/24[6]	150,000	154,125
Masonite International Corp.
5.38% due 02/01/28[6]	250,000	264,062
5.75% due 09/15/26[6]	200,000	212,500
Amsted Industries, Inc.
5.63% due 07/01/27[6]	200,000	212,000
4.63% due 05/15/30[6]	200,000	201,446
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6]	400,000	399,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.13% due 07/15/23[6]	220,000	225,225
5.75% due 10/15/20	106,602	106,735
5.50% (3 Month USD LIBOR + 3.50%) due 07/15/21[6,9]	50,000	50,063
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
5.25% due 08/15/27[6]	350,000	368,382
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[6]	300,000	295,890
Trinity Industries, Inc.
4.55% due 10/01/24	275,000	284,212
Intertape Polymer Group, Inc.
7.00% due 10/15/26[6]	250,000	264,375
JELD-WEN, Inc.
4.88% due 12/15/27[6]	250,000	255,625
Berry Global, Inc.
4.88% due 07/15/26[6]	200,000	210,940
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[6]	175,000	183,312
EnPro Industries, Inc.
5.75% due 10/15/26	170,000	181,050
American Woodmark Corp.
4.88% due 03/15/26[6]	134,000	137,350
Silgan Holdings, Inc.
4.13% due 02/01/28[6]	125,000	125,037
Swissport Financing S.a r.l.
5.25% due 08/14/24	EUR 100,000	119,152
Netflix, Inc.
3.63% due 01/15/30	EUR 100,000	115,702
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[6]	100,000	107,500
EnerSys
4.38% due 12/15/27[6]	100,000	98,760
TransDigm, Inc.
6.25% due 03/15/26[6]	50,000	54,131
Sealed Air Corp.
4.00% due 12/01/27[6]	50,000	50,625
Total Industrial		6,462,319

Consumer, Cyclical - 11.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6]	875,000	884,844
Suburban Propane Partners, LP/Suburban Energy Finance Corp.
5.88% due 03/01/27	275,000	286,000
5.75% due 03/01/25	200,000	205,500
5.50% due 06/01/24	150,000	154,125
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27	375,000	342,187
5.88% due 11/15/26	150,000	135,188
Wabash National Corp.
5.50% due 10/01/25[6]	455,000	455,000
Williams Scotsman International, Inc.
6.88% due 08/15/23[6]	325,000	342,062
7.88% due 12/15/22[6]	64,000	66,720
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[6]	350,000	374,500
JB Poindexter & Company, Inc.
7.13% due 04/15/26[6]	300,000	316,500
Sabre GLBL, Inc.
5.38% due 04/15/23[6]	300,000	307,350
Superior Plus, LP / Superior General Partner, Inc.
7.00% due 07/15/26[6]	250,000	268,438
Titan International, Inc.
6.50% due 11/30/23	300,000	256,500
VOC Escrow Ltd.
5.00% due 02/15/28[6]	200,000	209,500
Anixter, Inc.
6.00% due 12/01/25	200,000	208,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Boyne USA, Inc.
7.25% due 05/01/25[6]	150,000	$163,125
MGM Resorts International
5.50% due 04/15/27	125,000	138,750
Panther BF Aggregator 2, LP / Panther Finance Company, Inc.
8.50% due 05/15/27[6]	125,000	132,813
Live Nation Entertainment, Inc.
4.75% due 10/15/27[6]	125,000	129,375
Lithia Motors, Inc.
4.63% due 12/15/27[6]	125,000	128,482
Party City Holdings, Inc.
6.63% due 08/01/26[6]	176,000	124,080
Cedar Fair, LP
5.25% due 07/15/29[6]	100,000	107,750
Allison Transmission, Inc.
4.75% due 10/01/27[6]	100,000	103,750
American Builders & Contractors Supply Company, Inc.
4.00% due 01/15/28[6]	100,000	101,500
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[6]	100,000	100,250
Beacon Roofing Supply, Inc.
4.50% due 11/15/26[6]	50,000	51,500
Total Consumer, Cyclical		6,093,789

Energy - 9.9%
Indigo Natural Resources LLC
6.88% due 02/15/26[6]	925,000	869,500
American Midstream Partners, LP / American Midstream Finance Corp.
9.50% due 12/15/21[6]	755,000	709,700
Exterran Energy Solutions, LP / EES Finance Corp.
8.13% due 05/01/25	525,000	517,125
Unit Corp.
6.63% due 05/15/21	652,000	358,600
PDC Energy, Inc.
6.13% due 09/15/24	250,000	253,125
5.75% due 05/15/26	100,000	99,750
NuStar Logistics, LP
5.63% due 04/28/27	200,000	205,500
6.00% due 06/01/26	100,000	105,750
Antero Midstream Partners, LP / Antero Midstream Finance Corp.
5.75% due 01/15/28[6]	350,000	304,500
Range Resources Corp.
5.00% due 03/15/23	200,000	183,964
5.88% due 07/01/22	100,000	99,250
Antero Resources Corp.
5.13% due 12/01/22	300,000	267,750
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	350,000	267,312
Global Partners, LP / GLP Finance Corp.
7.00% due 08/01/27[6]	200,000	212,500
SRC Energy, Inc.
6.25% due 12/01/25	200,000	201,500
CNX Resources Corp.
5.88% due 04/15/22	163,000	163,114
Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[6]	150,000	152,063
Pattern Energy Group, Inc.
5.88% due 02/01/24[6]	125,000	128,594
Basic Energy Services, Inc.
10.75% due 10/15/23[8]	175,000	125,125
Bruin E&P Partners LLC
8.88% due 08/01/23[8]	139,000	90,350
Viper Energy Partners, LP
5.38% due 11/01/27[6]	50,000	52,000
Legacy Reserves, LP / Legacy Reserves Finance Corp.
due 09/20/23[10]	580,000	11,600
Total Energy		5,378,672

Technology - 3.2%
NCR Corp.
6.38% due 12/15/23	500,000	512,500
6.13% due 09/01/29[6]	300,000	325,536
MSCI, Inc.
4.00% due 11/15/29[6,7]	375,000	380,156
TIBCO Software, Inc.
11.38% due 12/01/21[6]	275,000	284,983
Qorvo, Inc.
4.38% due 10/15/29[6]	150,000	157,125
CDK Global, Inc.
5.25% due 05/15/29[6]	100,000	107,250
Total Technology		1,767,550

Utilities - 3.0%
Terraform Global Operating LLC
6.13% due 03/01/26[6]	695,000	722,800
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	300,000	329,250
5.50% due 05/20/25	200,000	216,000
Clearway Energy Operating LLC
5.75% due 10/15/25	250,000	263,125
DPL, Inc.
7.25% due 10/15/21	72,000	75,600
Total Utilities		1,606,775

Basic Materials - 2.6%
Neon Holdings, Inc.
10.13% due 04/01/26[6]	225,000	223,875
Alcoa Nederland Holding BV
7.00% due 09/30/26[6]	200,000	218,260
Compass Minerals International, Inc.
6.75% due 12/01/27[6]	175,000	185,937
Kaiser Aluminum Corp.
4.63% due 03/01/28[6]	175,000	179,550

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Alcoa Nederland Holding BV
6.13% due 05/15/28[6]	150,000	$162,375
Novelis Corp.
5.88% due 09/30/26[6]	150,000	159,616
United States Steel Corp.
6.88% due 08/15/25[7]	150,000	140,045
Valvoline, Inc.
5.50% due 07/15/24	100,000	103,750
Mirabela Nickel Ltd.
due 06/24/19[8,10]	390,085	19,504
Total Basic Materials		1,392,912

Total Corporate Bonds
(Cost $47,699,257)		46,984,191

SENIOR FLOATING RATE INTERESTS††,9 - 9.9%
Consumer, Non-cyclical - 2.5%
Endo Luxembourg Finance Co.
due 04/29/24	249,361	238,139
Cambrex Corp.
6.70% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	200,000	199,000
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.24% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	196,747	192,812
Hearthside Group Holdings LLC
5.49% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	147,750	145,977
Diamond (BC) BV
4.93% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	148,485	145,070
Springs Window Fashions
10.30% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	150,000	141,375
Give and Go Prepared Foods Corp.
6.19% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	127,400	121,030
CPI Holdco LLC
6.19% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 11/04/26†††	100,000	100,250
Albertson’s LLC
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 11/17/25	56,531	56,993
CTI Foods Holding Co. LLC
8.91% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††,1	41,665	41,665
Total Consumer, Non-cyclical		1,382,311

Communications - 2.2%
Cengage Learning Acquisitions, Inc.
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	350,729	334,069
McGraw-Hill Global Education Holdings LLC
5.80% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	241,620	230,411
Resource Label Group LLC
10.60% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	250,000	207,500
GTT Communications, Inc.
4.55% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	197,000	163,985
Liberty Cablevision Of Puerto Rico LLC
6.74% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26	100,000	101,125
Houghton Mifflin Co.
8.04% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	100,000	99,333
Imagine Print Solutions LLC
6.55% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	194,500	67,588
Total Communications		1,204,011

Consumer, Cyclical - 2.1%
Power Solutions (Panther)
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	224,438	224,859
BBB Industries, LLC
6.30% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	158,025	153,548
Prime Security Services Borrower LLC (ADT)
4.94% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 09/23/26	149,625	149,924
Playtika Holding Corp.
7.80% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	125,000	126,188
WIRB - Copernicus Group, Inc.
due 12/12/26	100,000	100,000
PT Intermediate Holdings III LLC
7.44% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	100,000	99,500
Sotheby’s
7.24% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	93,357	92,307
Belk, Inc.
8.80% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	120,069	83,073
Blue Nile, Inc.
8.41% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23†††	196,875	80,719
American Tire Distributors, Inc.
7.93% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	29,221	28,691
9.32% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	19,287	17,117
Total Consumer, Cyclical		1,155,926

Technology - 1.4%
Planview, Inc.
7.05% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	341,250	341,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
GlobalFoundries, Inc.
6.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	199,000	$192,284
Aston FinCo S.A.R.L.
6.26% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	100,000	99,000
Cvent, Inc.
5.55% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	98,744	98,447
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	9,632	8,898
Total Technology		739,879

Industrial - 1.1%
Diversitech Holdings, Inc.
9.44% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	200,000	195,000
Reece Ltd.
3.95% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 01/04/27†††	149,625	149,999
STS Operating, Inc. (SunSource)
6.05% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	123,116	121,525
YAK MAT (YAK ACCESS LLC)
11.79% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	125,000	108,959
Total Industrial		575,483

Basic Materials - 0.4%
GrafTech Finance, Inc.
5.30% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	133,686	133,184
DCG Acquisition Corp.
6.51% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	86,095	86,311
Total Basic Materials		219,495

Energy - 0.2%
Permian Production Partners LLC
due 05/20/24†††,10	190,000	85,500
Total Senior Floating Rate Interests
(Cost $5,817,299)		5,362,605

Total Investments - 101.2%
(Cost $57,413,859)		$54,914,556
Other Assets & Liabilities, net - (1.2)%		(626,441)
Total Net Assets - 100.0%		$54,288,115

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2019	Unrealized Depreciation
Bank of America, N.A.	207,000	EUR	01/14/20	$230,244	$232,412	$(2,168)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $391,910, (cost $1,060,359) or 0.7% of total net assets.
[2]	Affiliated issuer.
[3]	Perpetual maturity.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]	Rate indicated is the 7-day yield as of December 31, 2019.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $33,759,155 (cost $33,294,244), or 62.2% of total net assets.

[7]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2019, the total market value of segregated or earmarked security was $1,847,951 — See Note 12.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $543,229 (cost $1,069,812), or 1.0% of total net assets — See Note 9.

[9]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[10]	Security is in default of interest and/or principal obligations.
EUR — Euro
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$66,683	$396,816	$8,995		$472,494
Preferred Stocks	—	154,500	—	*	154,500
Exchange-Traded Funds	1,077,600	—	—		1,077,600
Money Market Fund	863,166	—	—		863,166
Corporate Bonds	—	46,984,191	—		46,984,191
Senior Floating Rate Interests	—	4,061,222	1,301,383		5,362,605
Total Assets	$2,007,449	$51,596,729	$1,310,378		$54,914,556

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$2,168	$—	$2,168
Unfunded Loan Commitments (Note 8)	—	—	6,310	6,310
Total Liabilities	$—	$2,168	$6,310	$8,478

*	Security has a market value of $0.

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,484,224 are categorized as Level 2 within the disclosure hierarchy — See Note 12.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$8,995	Enterprise Value	Valuation Multiple	1.8x-8.9x	8.8x
Senior Floating Rate Interests	41,665	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Senior Floating Rate Interests	341,250	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	918,468	Third Party Pricing	Broker Quote	—	—
Total Assets	$1,310,378
Liabilities:
Unfunded Loan Commitments	$6,310	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were recently revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES P (HIGH YIELD SERIES)

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2019, the Fund had securities with a total value of $483,219 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total market value of $79,150 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2019:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$850,251	$53,822	$904,073	$(20,951)
Purchases/(Receipts)	582,875	9,667	592,542	(467)
(Sales, maturities and paydowns)/Fundings	(521,284)	(316)	(521,600)	—
Amortization of discount/premiums	3,644	—	3,644	—
Total realized gains or losses included in earnings	1,313	(921,943)	(920,630)	89
Total change in unrealized appreciation (depreciation) included in earnings	(98,635)	946,915	848,280	15,019
Transfers into Level 3	483,219	—	483,219	—
Transfers out of Level 3	—	(79,150)	(79,150)	—
Ending Balance	$1,301,383	$8,995	$1,310,378	$(6,310)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2019	$(98,614)	$(672)	$(99,286)	$15,019

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares/ Face Amount 12/31/19	Investment Income
Common Stocks
Aspect Software Inc.*	$—	**	$—	$—	$(922,259)	$922,259	$—	—	$—
BP Holdco LLC*,1	—		185	—	—	—	185	523	—
Senior Floating Rate Interests
Aspect Software, Inc. 7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24[2]	11,930		—	(9,845)	(4,529)	2,444	—	—	361
Warrants
Aspect Software, Inc.*	—	**	—	—	—	—	—	—	—
	$11,930		$185	$(9,845)	$(926,788)	$924,703	$185		$361

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued and affiliated securities amounts to $185, (cost $185) or less than 0.1% of total net assets.

[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $57,413,674)	$54,914,371
Investments in affiliated issuers, at value (cost $185)	185
Cash	9,262
Prepaid expenses	4,486
Receivables:
Interest	774,759
Securities sold	523,256
Fund shares sold	1,917
Foreign tax reclaims	1,326
Total assets	56,229,562

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $75,378)	6,310
Reverse repurchase agreements (Note 12)	1,484,224
Unrealized depreciation on forward foreign currency exchange contracts	2,168
Payable for:
Securities purchased	339,125
Fund shares redeemed	12,252
Distribution and service fees	11,061
Management fees	5,711
Fund accounting/administration fees	3,540
Trustees’ fees*	2,700
Transfer agent/maintenance fees	2,233
Miscellaneous	72,123
Total liabilities	1,941,447
Commitments and contingent liabilities (Note 14)	—
Net assets	$54,288,115

Net assets consist of:
Paid in capital	$59,283,572
Total distributable earnings (loss)	(4,995,457)
Net assets	$54,288,115
Capital shares outstanding	1,912,166
Net asset value per share	$28.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$102,170
Interest from securities of unaffiliated issuers	3,641,909
Interest from securities of affiliated issuers	361
Total investment income	3,744,440

Expenses:
Management fees	321,732
Distribution and service fees	134,054
Transfer agent/maintenance fees	25,142
Professional fees	62,101
Fund accounting/administration fees	42,898
Custodian fees	20,920
Trustees’ fees*	19,576
Interest expense	12,643
Miscellaneous	63,138
Total expenses	702,204
Less:
Expenses reimbursed by Adviser	(789)
Expenses waived by Adviser	(111,321)
Earnings credits applied	(1,984)
Total waived/reimbursed expenses	(114,094)
Net expenses	588,110
Net investment income	3,156,330

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,528,901)
Investments in affiliated issuers	(926,788)
Forward foreign currency exchange contracts	(12,449)
Foreign currency transactions	(589)
Net realized loss	(2,468,727)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,213,279
Investments in affiliated issuers	924,703
Forward foreign currency exchange contracts	5,030
Foreign currency translations	71
Net change in unrealized appreciation (depreciation)	5,143,083
Net realized and unrealized gain	2,674,356
Net increase in net assets resulting from operations	$5,830,686

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,156,330	$4,018,920
Net realized loss on investments	(2,468,727)	(1,400,353)
Net change in unrealized appreciation (depreciation) on investments	5,143,083	(5,126,574)
Net increase (decrease) in net assets resulting from operations	5,830,686	(2,508,007)

Distributions to shareholders	(4,081,160)	(5,180,373)

Capital share transactions:
Proceeds from sale of shares	15,085,511	20,015,580
Distributions reinvested	4,081,160	5,180,373
Cost of shares redeemed	(19,132,137)	(44,275,141)
Net increase (decrease) from capital share transactions	34,534	(19,079,188)
Net increase (decrease) in net assets	1,784,060	(26,767,568)

Net assets:
Beginning of year	52,504,055	79,271,623
End of year	$54,288,115	$52,504,055

Capital share activity:
Shares sold	529,015	657,221
Shares issued from reinvestment of distributions	148,244	181,005
Shares redeemed	(673,296)	(1,476,612)
Net increase (decrease) in shares	3,963	(638,386)

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$27.51	$31.13	$30.82	$28.63	$33.87
Income (loss) from investment operations:
Net investment income (loss)[a]	1.68	1.79	1.81	1.91	2.17
Net gain (loss) on investments (realized and unrealized)	1.45	(2.99)	.09	2.93	(3.23)
Total from investment operations	3.13	(1.20)	1.90	4.84	(1.06)
Less distributions from:
Net investment income	(2.25)	(2.42)	(1.59)	(2.65)	(3.49)
Net realized gains	—	—	—	—	(.69)
Total distributions	(2.25)	(2.42)	(1.59)	(2.65)	(4.18)
Net asset value, end of period	$28.39	$27.51	$31.13	$30.82	$28.63

Total Return[b]	11.59%	(4.16%)	6.23%	17.52%	(3.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,288	$52,504	$79,272	$95,760	$66,908
Ratios to average net assets:
Net investment income (loss)	5.89%	5.98%	5.79%	6.46%	6.69%
Total expenses[c]	1.31%	1.42%	1.40%	1.17%	1.19%
Net expenses[d,e,f]	1.10%	1.26%	1.33%	1.13%	1.15%
Portfolio turnover rate	58%	51%	76%	84%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.07%	1.07%	1.07%	1.07%	1.07%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	—*	0.02%	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series Q (Small Cap Value Series) (the “Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series Q (Small Cap Value Series) returned 22.58%, compared with the 22.39% return of its benchmark, the Russell 2000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund slightly outperformed the index over the one-year period. Although the Fund is balanced in style against the benchmark, it does have a bias to larger companies within the benchmark, which benefited performance.

Stock selection was the major factor behind the Fund’s showing relative to the benchmark, particularly in the Information Technology sector. Top-performing holdings were optical components company Infinera Corp., which benefited from favorable earnings, and Cray (not held at period end), which was acquired by Hewlett Packard Enterprise in 2019.

In the Financial sector, the strategy’s holdings outperformed the broader benchmark’s performance, so the impact was magnified by the sector’s large weighting. An overweighting and positive performance in the Fund’s numerous regional bank holdings benefited the Fund.

Stock selection also helped in the Communications Services sector, where holdings in media companies such as Sinclair Broadcasting Group, Inc., drove results.

Unfavorable stock selection in the Energy sector detracted from performance. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Range Resources Corp., Oasis Petroleum, Inc. and Whiting Petroleum Corp. each declined significantly in response. A sector bright spot for the Fund was Scorpio Tankers, the Fund’s best individual holding on a relative basis.

Stock selection detracted in the Real Estate sector, led by RMR Group, Inc., and in the Materials sector, led by Olin Corp. The strategy has long favored overweighting Utilities and underweighting REITs as a positioning in these interest rate sensitive sectors. While this proved to be highly beneficial during 2018, it was not as effective in the strong equity market of 2019.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in the Utilities sector.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were in Information Technology, Materials, and Utilities. The Fund’s largest sector underweights were in Consumer Discretionary and Financials.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the U.S. Federal Reserve and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

The Fund has a value bias compared with the benchmark and is positioned favorably as the value investing style continues to improve. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	4.5%
Parsley Energy, Inc. — Class A	2.4%
Infinera Corp.	2.1%
Radian Group, Inc.	1.9%
Equity Commonwealth	1.7%
MDU Resources Group, Inc.	1.7%
Portland General Electric Co.	1.7%
Physicians Realty Trust	1.6%
MACOM Technology Solutions Holdings, Inc.	1.5%
Federal Agricultural Mortgage Corp. — Class C	1.5%
Top Ten Total	20.6%

“Ten Largest Holdings” excludes any temporary cash investments.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	22.58%	5.59%	9.42%
Russell 2000 Value Index	22.39%	6.99%	10.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 93.1%

Financial - 35.7%
Radian Group, Inc.	55,810	$1,404,179
Equity Commonwealth REIT	39,218	1,287,527
Physicians Realty Trust REIT	62,421	1,182,254
Federal Agricultural Mortgage Corp. — Class C	12,962	1,082,327
Umpqua Holdings Corp.	59,098	1,046,035
Axis Capital Holdings Ltd.	17,543	1,042,756
First Horizon National Corp.	54,535	903,100
Pinnacle Financial Partners, Inc.	13,548	867,072
Lexington Realty Trust REIT	81,504	865,573
Investors Bancorp, Inc.	71,084	846,966
Cousins Properties, Inc. REIT	19,807	816,048
Cathay General Bancorp	21,370	813,128
WSFS Financial Corp.	18,256	803,081
Preferred Bank/Los Angeles CA	13,286	798,356
Howard Hughes Corp.*	6,280	796,304
Simmons First National Corp. — Class A	28,200	755,478
CNO Financial Group, Inc.	40,859	740,774
Hanmi Financial Corp.	35,569	711,202
Berkshire Hills Bancorp, Inc.	21,325	701,166
Hilltop Holdings, Inc.	26,270	654,911
First Midwest Bancorp, Inc.	25,780	594,487
BOK Financial Corp.	6,634	579,811
Hancock Whitney Corp.	13,170	577,900
IBERIABANK Corp.	7,556	565,415
Prosperity Bancshares, Inc.	7,603	546,580
Redwood Trust, Inc. REIT	31,831	526,485
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	506,071
Sunstone Hotel Investors, Inc. REIT	35,434	493,241
Flagstar Bancorp, Inc.	12,439	475,792
Kennedy-Wilson Holdings, Inc.	20,793	463,684
Stifel Financial Corp.	7,323	444,140
PennyMac Mortgage Investment Trust REIT	18,713	417,113
Heartland Financial USA, Inc.	7,689	382,451
Independent Bank Group, Inc.	6,785	376,160
American National Insurance Co.	3,134	368,809
MGIC Investment Corp.	25,555	362,114
RMR Group, Inc. — Class A	7,220	329,521
Third Point Reinsurance Ltd.*	27,165	285,776
Total Financial		26,413,787

Industrial - 16.1%
MDU Resources Group, Inc.	42,708	1,268,855
Graphic Packaging Holding Co.	49,979	832,150
GATX Corp.	9,649	799,420
Sanmina Corp.*	21,718	743,624
Valmont Industries, Inc.	4,900	733,922
Knight-Swift Transportation Holdings, Inc.	18,935	678,631
Plexus Corp.*	8,116	624,445
US Concrete, Inc.*	14,795	616,360
Rexnord Corp.*	17,141	559,139
PGT Innovations, Inc.*	36,817	548,941
Crane Co.	6,333	547,044
Owens Corning	8,337	542,905
Advanced Energy Industries, Inc.*	7,576	539,411
Kirby Corp.*	5,289	473,524
AquaVenture Holdings Ltd.*	16,464	446,504
Kennametal, Inc.	11,020	406,528
Vishay Intertechnology, Inc.	17,265	367,572
Park Aerospace Corp.	22,473	365,636
Dycom Industries, Inc.*	7,577	357,256
Encore Wire Corp.	5,174	296,988
EnerSys	2,433	182,061
Total Industrial		11,930,916

Consumer, Non-cyclical - 7.2%
Encompass Health Corp.	14,281	989,245
Central Garden & Pet Co. — Class A*	32,559	955,932
Ingredion, Inc.	8,743	812,662
Eagle Pharmaceuticals, Inc.*	9,416	565,714
Premier, Inc. — Class A*	13,890	526,153
Emergent BioSolutions, Inc.*	7,378	398,043
Perdoceo Education Corp.*	20,801	382,530
Andersons, Inc.	14,636	369,998
AMAG Pharmaceuticals, Inc.*	25,754	313,426
Total Consumer, Non-cyclical		5,313,703

Consumer, Cyclical - 6.7%
Hawaiian Holdings, Inc.	31,086	910,509
UniFirst Corp.	3,933	794,387
Abercrombie & Fitch Co. — Class A	31,931	552,087
MDC Holdings, Inc.	13,612	519,434
Asbury Automotive Group, Inc.*	4,199	469,406
Caleres, Inc.	16,301	387,149
Wabash National Corp.	25,239	370,761
MasterCraft Boat Holdings, Inc.*	21,825	343,744
Methode Electronics, Inc.	6,263	246,449
Tenneco, Inc. — Class A	17,087	223,840
La-Z-Boy, Inc.	5,593	176,067
Total Consumer, Cyclical		4,993,833

Communications - 6.5%
Infinera Corp.*	195,917	1,555,581
Viavi Solutions, Inc.*	58,785	881,775
Gray Television, Inc.*	25,944	556,239
Ciena Corp.*	12,481	532,814
Scholastic Corp.	12,148	467,091
InterDigital, Inc.	5,712	311,247
Entercom Communications Corp. — Class A	57,603	267,278
Tribune Publishing Co.	18,952	249,408
Total Communications		4,821,433

Energy - 5.9%
Parsley Energy, Inc. — Class A	93,594	1,769,863
Range Resources Corp.	118,684	575,617
Oil States International, Inc.*	30,739	501,353
CNX Resources Corp.*	40,226	356,000
Delek US Holdings, Inc.	10,067	337,547
Oasis Petroleum, Inc.*	96,673	315,154

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
Whiting Petroleum Corp.*	40,388	$296,448
Gulfport Energy Corp.*	45,132	137,201
Antero Resources Corp.*	25,278	72,042
Total Energy		4,361,225

Utilities - 5.8%
Portland General Electric Co.	22,549	1,258,009
Black Hills Corp.	12,958	1,017,721
Avista Corp.	16,495	793,244
Southwest Gas Holdings, Inc.	8,470	643,466
ALLETE, Inc.	6,868	557,476
Total Utilities		4,269,916

Technology - 4.7%
MACOM Technology Solutions Holdings, Inc.*	41,819	1,112,385
Axcelis Technologies, Inc.*	22,250	536,114
Lumentum Holdings, Inc.*	6,435	510,295
Evolent Health, Inc. — Class A*	43,143	390,444
CSG Systems International, Inc.	6,936	359,146
Onto Innovation, Inc.*	8,929	326,266
TiVo Corp.	25,580	216,919
Total Technology		3,451,569

Basic Materials - 4.5%
Ashland Global Holdings, Inc.	10,472	801,422
Olin Corp.	46,216	797,226
Commercial Metals Co.	21,704	483,348
Reliance Steel & Aluminum Co.	3,874	463,950
Huntsman Corp.	18,619	449,835
Verso Corp. — Class A*	19,294	347,871
Total Basic Materials		3,343,652

Total Common Stocks
(Cost $64,402,345)		68,900,034

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
INDUSTRIAL - 0.00%
Thermoenergy Corp.*,1,2	116,667	341
Total Convertible Preferred Stocks
(Cost $111,409)		341

RIGHTS††† - 0.0%
BASIC MATERIALS - 0.00%
Pan American Silver Corp.*[1]	81,258	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 4.5%
iShares Russell 2000 Value ETF	25,918	3,332,536
Total Exchange-Traded Funds
(Cost $3,106,690)		3,332,536

MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[3]	1,081,550	1,081,550
Total Money Market Fund
(Cost $1,081,550)		1,081,550

Total Investments - 99.1%
(Cost $68,701,994)		$73,314,461
Other Assets & Liabilities, net - 0.9%		700,892
Total Net Assets - 100.0%		$74,015,353

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities to $341, (cost $111,409) or less than 0.01% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of December 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES Q (SMALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$68,900,034	$—	$—		$68,900,034
Convertible Preferred Stocks	—	—	341		341
Rights	—	—	—	*	—
Exchange-Traded Funds	3,332,536	—	—		3,332,536
Money Market Fund	1,081,550	—	—		1,081,550
Total Assets	$73,314,120	$—	$341		$73,314,461

*	Security has a market value of $0.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $68,701,994)	$73,314,461
Prepaid expenses	3,807
Receivables:
Securities sold	660,098
Dividends	131,463
Fund shares sold	31,273
Interest	2,407
Total assets	74,143,509

Liabilities:
Payable for:
Management fees	34,090
Printing fees	24,244
Professional fees	22,693
Distribution and service fees	15,041
Fund shares redeemed	12,880
Fund accounting/administration fees	4,813
Trustees’ fees*	3,491
Transfer agent/maintenance fees	2,204
Miscellaneous	8,700
Total liabilities	128,156
Commitments and contingent liabilities (Note 14)	—
Net assets	$74,015,353

Net assets consist of:
Paid in capital	$64,552,521
Total distributable earnings (loss)	9,462,832
Net assets	$74,015,353
Capital shares outstanding	1,788,060
Net asset value per share	$41.39

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $302)	$1,356,430
Interest	43,476
Total investment income	1,399,906

Expenses:
Management fees	540,857
Distribution and service fees	180,286
Transfer agent/maintenance fees	25,304
Fund accounting/administration fees	57,692
Professional fees	42,806
Trustees’ fees*	19,223
Custodian fees	7,026
Miscellaneous	55,030
Total expenses	928,224
Less:
Expenses reimbursed by Adviser	(958)
Expenses waived by Adviser	(106,688)
Earnings credits applied	(307)
Total waived/reimbursed expenses	(107,953)
Net expenses	820,271
Net investment income	579,635

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,213,071
Net realized gain	5,213,071
Net change in unrealized appreciation (depreciation) on:
Investments	8,752,696
Net change in unrealized appreciation (depreciation)	8,752,696
Net realized and unrealized gain	13,965,767
Net increase in net assets resulting from operations	$14,545,402

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$579,635	$611,257
Net realized gain on investments	5,213,071	6,571,751
Net change in unrealized appreciation (depreciation) on investments	8,752,696	(16,678,682)
Net increase (decrease) in net assets resulting from operations	14,545,402	(9,495,674)

Distributions to shareholders	(4,786,908)	(8,781,206)

Capital share transactions:
Proceeds from sale of shares	3,757,305	5,199,979
Distributions reinvested	4,786,908	8,781,206
Cost of shares redeemed	(12,636,580)	(26,081,131)
Net decrease from capital share transactions	(4,092,367)	(12,099,946)
Net increase (decrease) in net assets	5,666,127	(30,376,826)

Net assets:
Beginning of year	68,349,226	98,726,052
End of year	$74,015,353	$68,349,226

Capital share activity:
Shares sold	93,527	113,450
Shares issued from reinvestment of distributions	125,410	199,936
Shares redeemed	(319,855)	(575,543)
Net decrease in shares	(100,918)	(262,157)

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$36.18	$45.89	$46.02	$39.71	$51.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.30	.05	.21	.12
Net gain (loss) on investments (realized and unrealized)	7.62	(5.28)	1.58	9.76	(2.87)
Total from investment operations	7.94	(4.98)	1.63	9.97	(2.75)
Less distributions from:
Net investment income	(.33)	(.16)	(.17)	(.05)	—
Net realized gains	(2.40)	(4.57)	(1.59)	(3.61)	(9.27)
Total distributions	(2.73)	(4.73)	(1.76)	(3.66)	(9.27)
Net asset value, end of period	$41.39	$36.18	$45.89	$46.02	$39.71

Total Return[b]	22.58%	(12.66%)	3.70%	26.60%	(6.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,015	$68,349	$98,726	$106,304	$89,757
Ratios to average net assets:
Net investment income (loss)	0.80%	0.68%	0.11%	0.52%	0.26%
Total expenses[c]	1.29%	1.26%	1.23%	1.16%	1.19%
Net expenses[d,e,f]	1.14%	1.14%	1.14%	1.16%	1.19%
Portfolio turnover rate	54%	37%	32%	68%	57%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expense may include expense that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.14%	1.14%	1.12%	1.16%	1.19%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was a follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series V (SMid Cap Value Series) (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and performance of the Fund for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series V (SMid Cap Value Series) returned 26.70%, compared with the 23.56% return of its benchmark, the Russell 2500® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

The Fund outperformed the index over the one-year period. Although the Fund is balanced in style against the benchmark, it does have a bias to larger companies within the benchmark, which benefited performance.

Stock selection was the major factor behind the Fund’s showing relative to the benchmark, particularly in the Information Technology sector. Top-performing holdings were optical components company Infinera Corp., which benefited from new product announcements and favorable earnings, and Cray (not held at period end), which was acquired by Hewlett Packard Enterprise in 2019. The Fund has also focused on companies that stand to benefit by the coming roll-out of 5G networks.

In the Financial sector, the strategy’s holdings outperformed the broader benchmark’s performance, so the impact was magnified by the sector’s large weighting. An overweighting and positive performance in reinsurance benefited performance, as did the Fund’s numerous regional bank holdings.

For many quarters now, the Fund has chosen to carry a significant underweighting in REITs in favor of a significant overweighting in Utilities. But while the Fund was penalized for its overall weighting decisions for the year, its stock-picking was rewarded. Weightings in sub-sectors was the primary contributor in Real Estate, such as in overweighting residential REITs and underweighting retail REITs. In Utilities, AES Corporation was the largest individual contributor, which rose on analyst upgrades, and strong performance from MDU Resources Group, Inc.

Unfavorable stock selection in the Energy sector detracted from performance. Oil prices softened over the period as economic uncertainty surrounding the trade dispute was especially magnified in smaller exploration and production companies. Range Resources Corp., Oasis Petroleum, Inc. and Whiting Petroleum Corp. each declined significantly in response. A sector bright spot for the Fund was Scorpio Tankers, the Fund’s best individual holding on a relative basis.

Stock selection also detracted in the Health Care sector, where gains in Cambrex Corp. and Eagle Pharmaceuticals, Inc. could not offset the poor performance of Evolent Health, Inc.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest sector overweights relative to the benchmark were in Utilities and Information Technology. The Fund’s largest sector underweights were in Consumer Discretionary, Real Estate, and Communication Services.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

Portfolio and Market Outlook

The market volatility late in the year caused sudden changes in the market. The perception of a friendlier environment from the U.S. Federal Reserve and continued hope that trade issues can be relatively quickly and favorably resolved has created an environment where the market is beginning to treat earnings disappointments and reduced outlooks in a less harsh manner since these are being viewed as more temporary issues. The total return potential for stocks now seems more favorable than it was just a few months ago, and the market appears to have begun the early phase of a calculated rebound that may have some duration in time and level.

The Fund has a value bias compared with the benchmark and is positioned favorably as the value investing style continues to improve. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES V (SMID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	2.9%
OGE Energy Corp.	2.6%
Parsley Energy, Inc. — Class A	2.4%
Voya Financial, Inc.	2.2%
Infinera Corp.	2.1%
Willis Towers Watson plc	2.0%
Bunge Ltd.	1.8%
MDU Resources Group, Inc.	1.8%
Radian Group, Inc.	1.7%
Equity Commonwealth	1.7%
Top Ten Total	21.2%

“Ten Largest Holdings” excludes any temporary cash investments.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series V (SMid Cap Value Series)	26.70%	8.17%	9.78%
Russell 2500 Value Index	23.56%	7.18%	11.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 97.0%

Financial - 35.2%
Alleghany Corp.*	7,036	$5,625,775
Voya Financial, Inc.	69,329	4,227,682
Willis Towers Watson plc	19,183	3,873,815
Radian Group, Inc.	134,762	3,390,612
Equity Commonwealth REIT	102,443	3,363,204
Zions Bancorp North America	64,704	3,359,432
KeyCorp	163,290	3,304,990
Alexandria Real Estate Equities, Inc. REIT	20,037	3,237,579
Physicians Realty Trust REIT	169,330	3,207,110
Axis Capital Holdings Ltd.	47,582	2,828,274
Sun Communities, Inc. REIT	17,496	2,626,150
First Horizon National Corp.	144,677	2,395,851
Pinnacle Financial Partners, Inc.	36,656	2,345,984
Umpqua Holdings Corp.	122,738	2,172,463
Cousins Properties, Inc. REIT	52,002	2,142,482
Howard Hughes Corp.*	16,561	2,099,935
Old Republic International Corp.	86,150	1,927,176
IBERIABANK Corp.	22,528	1,685,770
BOK Financial Corp.	17,805	1,556,157
Camden Property Trust REIT	14,090	1,494,949
WSFS Financial Corp.	33,950	1,493,460
VICI Properties, Inc. REIT	57,433	1,467,413
Prosperity Bancshares, Inc.	20,404	1,466,843
Redwood Trust, Inc. REIT	84,906	1,404,345
Hilltop Holdings, Inc.	50,937	1,269,859
Medical Properties Trust, Inc. REIT	55,511	1,171,837
Stifel Financial Corp.	18,070	1,095,945
Heartland Financial USA, Inc.	20,686	1,028,922
American National Insurance Co.	8,206	965,682
First Midwest Bancorp, Inc.	23,111	532,940
Total Financial		68,762,636

Industrial - 15.9%
MDU Resources Group, Inc.	114,994	3,416,472
Graphic Packaging Holding Co.	118,224	1,968,430
FLIR Systems, Inc.	36,274	1,888,787
Valmont Industries, Inc.	12,390	1,855,774
Jacobs Engineering Group, Inc.	20,265	1,820,405
Knight-Swift Transportation Holdings, Inc.	50,395	1,806,157
US Concrete, Inc.*	39,631	1,651,027
Rexnord Corp.*	45,107	1,471,391
Owens Corning	22,445	1,461,618
Plexus Corp.*	18,826	1,448,473
Crane Co.	16,666	1,439,609
PGT Innovations, Inc.*	95,691	1,426,753
Advanced Energy Industries, Inc.*	19,422	1,382,846
Johnson Controls International plc	33,962	1,382,593
Snap-on, Inc.	7,217	1,222,560
Kennametal, Inc.	29,722	1,096,444
GATX Corp.	12,173	1,008,533
Park Aerospace Corp.	59,124	961,948
Dycom Industries, Inc.*	20,190	951,958
Kirby Corp.*	9,262	829,227
EnerSys	6,375	477,041
Total Industrial		30,968,046

Utilities - 8.7%
OGE Energy Corp.	112,662	5,010,079
Portland General Electric Co.	59,902	3,341,933
AES Corp.	112,763	2,243,984
Black Hills Corp.	24,313	1,909,543
Avista Corp.	35,237	1,694,547
Southwest Gas Holdings, Inc.	22,265	1,691,472
Pinnacle West Capital Corp.	10,966	986,172
Total Utilities		16,877,730

Consumer, Non-cyclical - 8.2%
Bunge Ltd.	60,124	3,460,136
Encompass Health Corp.	37,624	2,606,215
Central Garden & Pet Co. — Class A*	86,254	2,532,417
Ingredion, Inc.	23,621	2,195,572
Eagle Pharmaceuticals, Inc.*	30,448	1,829,316
Emergent BioSolutions, Inc.*	30,577	1,649,629
Premier, Inc. — Class A*	36,538	1,384,059
TreeHouse Foods, Inc.*	8,669	420,447
Total Consumer, Non-cyclical		16,077,791

Consumer, Cyclical - 7.9%
LKQ Corp.*	75,146	2,682,712
UniFirst Corp.	10,404	2,101,400
PVH Corp.	19,068	2,005,000
DR Horton, Inc.	37,250	1,964,937
Alaska Air Group, Inc.	27,421	1,857,773
BorgWarner, Inc.	26,067	1,130,787
Skechers U.S.A., Inc. — Class A*	24,575	1,061,394
Lear Corp.	7,697	1,056,028
Caleres, Inc.	43,116	1,024,005
Newell Brands, Inc.	25,126	482,922
Total Consumer, Cyclical		15,366,958

Technology - 5.9%
MACOM Technology Solutions Holdings, Inc.*	112,355	2,988,643
Super Micro Computer, Inc.*	113,230	2,719,785
Qorvo, Inc.*	12,626	1,467,520
Lumentum Holdings, Inc.*	17,141	1,359,281
Evolent Health, Inc. — Class A*	115,435	1,044,687
Skyworks Solutions, Inc.	8,550	1,033,524
CSG Systems International, Inc.	18,677	967,095
Total Technology		11,580,535

Basic Materials - 5.7%
Ashland Global Holdings, Inc.	28,424	2,175,288
Olin Corp.	120,136	2,072,346
Freeport-McMoRan, Inc.	156,394	2,051,889
Reliance Steel & Aluminum Co.	16,380	1,961,669
Huntsman Corp.	48,836	1,179,878
Nucor Corp.	16,779	944,322

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
Commercial Metals Co.	28,870	$642,935
Total Basic Materials		11,028,327

Communications - 5.3%
Infinera Corp.*	513,269	4,075,356
NortonLifeLock, Inc.	118,855	3,033,180
Viavi Solutions, Inc.*	126,644	1,899,660
Ciena Corp.*	33,018	1,409,538
Total Communications		10,417,734

Energy - 4.2%
Parsley Energy, Inc. — Class A	247,044	4,671,602
Range Resources Corp.	184,618	895,397
Delek US Holdings, Inc.	26,038	873,054
Oasis Petroleum, Inc.*	247,239	805,999
Whiting Petroleum Corp.*	104,217	764,953
Antero Resources Corp.*	64,195	182,956
HydroGen Corp.*,†††,1,2	672,346	1
Total Energy		8,193,962

Total Common Stocks
(Cost $167,747,532)		189,273,719

CONVERTIBLE PREFERRED STOCKS†††- 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1,3	308,333	901
Total Convertible Preferred Stocks
(Cost $294,438)		901

RIGHTS††† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*,1	220,317	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 3.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[4]	6,032,178	6,032,178
Total Money Market Fund
(Cost $6,032,178)		6,032,178

Total Investments - 100.1%
(Cost $174,074,148)		$195,306,798
Other Assets & Liabilities, net - (0.1)%		(99,558)
Total Net Assets - 100.0%		$195,207,240

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued securities amounts to $902, (cost $2,866,013) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES V (SMID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$189,273,718	$—	$1		$189,273,719
Convertible Preferred Stocks	—	—	901		901
Rights	—	—	—	*	—
Money Market Fund	6,032,178	—	—		6,032,178
Total Assets	$195,305,896	$—	$902		$195,306,798

*	Security has a market value $0.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19
Common Stock
HydroGen Corp. *,1	$1	$—	$—	$—	$—	$1	672,346

*	Non-income producing security.
[1]

Security was fair valued by the Valuation Committee at December 31, 2019. The total market value of fair valued and affiliated securities amounts to $1, (cost $2,571,575) or less than 0.1% of total net assets.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $171,502,573)	$195,306,797
Investments in affiliated issuers, at value (cost $2,571,575)	1
Prepaid expenses	5,301
Receivables:
Dividends	290,303
Interest	9,008
Fund shares sold	4,496
Foreign tax reclaims	149
Total assets	195,616,055

Liabilities:
Payable for:
Management fees	64,954
Distribution and service fees	39,574
Printing fees	33,951
Professional fees	22,166
Fund accounting/administration fees	12,664
Fund shares redeemed	9,773
Trustees’ fees*	3,893
Transfer agent/maintenance fees	3,313
Miscellaneous (Note 11)	218,527
Total liabilities	408,815
Commitments and contingent liabilities (Note 14)	—
Net assets	$195,207,240

Net assets consist of:
Paid in capital	$165,999,977
Total distributable earnings (loss)	29,207,263
Net assets	$195,207,240
Capital shares outstanding	2,821,539
Net asset value per share	$69.18

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $669)	$3,508,155
Interest	109,854
Total investment income	3,618,009

Expenses:
Management fees	1,415,896
Distribution and service fees	471,965
Transfer agent/maintenance fees	25,206
Fund accounting/administration fees	151,030
Professional fees	62,491
Trustees’ fees*	23,910
Custodian fees	8,084
Miscellaneous	87,308
Total expenses	2,245,890
Less:
Expenses reimbursed by Adviser	(3,399)
Expenses waived by Adviser	(527,708)
Earnings credits applied	(4)
Total waived/reimbursed expenses	(531,111)
Net expenses	1,714,779
Net investment income	1,903,230

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,101,780
Net realized gain	8,101,780
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	34,429,097
Net change in unrealized appreciation (depreciation)	34,429,097
Net realized and unrealized gain	42,530,877
Net increase in net assets resulting from operations	$44,434,107

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

SERIES V (SMID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,903,230	$1,532,361
Net realized gain on investments	8,101,780	26,927,246
Net change in unrealized appreciation (depreciation) on investments	34,429,097	(53,819,261)
Net increase (decrease) in net assets resulting from operations	44,434,107	(25,359,654)

Distributions to shareholders	(21,621,842)	(31,674,903)

Capital share transactions:
Proceeds from sale of shares	5,292,322	3,603,028
Distributions reinvested	21,621,842	31,674,903
Cost of shares redeemed	(30,631,827)	(44,347,994)
Net decrease from capital share transactions	(3,717,663)	(9,070,063)
Net increase (decrease) in net assets	19,094,602	(66,104,620)

Net assets:
Beginning of year	176,112,638	242,217,258
End of year	$195,207,240	$176,112,638

Capital share activity:
Shares sold	81,079	46,175
Shares issued from reinvestment of distributions	342,497	422,445
Shares redeemed	(456,487)	(555,135)
Net decrease in shares	(32,911)	(86,515)

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$61.70	$82.36	$74.35	$65.74	$84.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.53	(.16)	.99	.71
Net gain (loss) on investments (realized and unrealized)	15.01	(9.07)	10.16	15.50	(5.42)
Total from investment operations	15.69	(8.54)	10.00	16.49	(4.71)
Less distributions from:
Net investment income	(.64)	(.49)	(.52)	(.68)	(.51)
Net realized gains	(7.57)	(11.63)	(1.47)	(7.20)	(13.26)
Total distributions	(8.21)	(12.12)	(1.99)	(7.88)	(13.77)
Net asset value, end of period	$69.18	$61.70	$82.36	$74.35	$65.74

Total Return[b]	26.70%	(12.97%)	13.71%	26.75%	(6.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195,207	$176,113	$242,217	$248,062	$207,393
Ratios to average net assets:
Net investment income (loss)	1.01%	0.68%	(0.21%)	1.46%	0.94%
Total expenses	1.19%	1.19%	1.10%	0.93%	0.95%
Net expenses[c,d]	0.91%	0.91%	0.91%	0.93%	0.95%
Portfolio turnover rate	41%	65%	54%	60%	50%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expense may include expenses that are excluded from the expense limitation. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.91%	0.91%	0.89%	0.93%	0.95%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series X (StylePlus—Small Growth Series) returned 25.68%, compared with the 28.48% return of its benchmark, the Russell 2000® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 2000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell 2000 Growth Index for the year ended December 31, 2019 by 280 basis points net of fees. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

The fixed income sleeve comprised investments in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, specifically Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.0%
Guggenheim Strategy Fund III	27.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.0%
Guggenheim Strategy Fund II	4.4%
iShares S&P Small-Capital 600 Growth ETF	0.6%
Integer Holdings Corp.	0.3%
Viavi Solutions, Inc.	0.3%
Allegiant Travel Co. — Class A	0.3%
Albany International Corp. — Class A	0.3%
Gentherm, Inc.	0.2%
Top Ten Total	76.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	25.68%	9.09%	12.95%
Russell 2000 Growth Index	28.48%	9.34%	13.01%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 20.3%

Consumer, Non-cyclical - 6.5%
Integer Holdings Corp.*	1,379	$110,913
AMN Healthcare Services, Inc.*	1,126	70,161
Natus Medical, Inc.*	2,119	69,906
Korn Ferry	1,534	65,042
Luminex Corp.	2,697	62,462
Neogen Corp.*	877	57,233
Varex Imaging Corp.*	1,742	51,929
HMS Holdings Corp.*	1,731	51,238
NeoGenomics, Inc.*	1,712	50,076
Medpace Holdings, Inc.*	568	47,746
CONMED Corp.	419	46,857
Orthofix Medical, Inc.*	1,012	46,734
AngioDynamics, Inc.*	2,908	46,557
Emergent BioSolutions, Inc.*	844	45,534
Monro, Inc.	579	45,278
LHC Group, Inc.*	328	45,185
Merit Medical Systems, Inc.*	1,418	44,270
Xencor, Inc.*	1,273	43,778
BioTelemetry, Inc.*	939	43,476
Supernus Pharmaceuticals, Inc.*	1,803	42,767
Strategic Education, Inc.	269	42,744
Aaron’s, Inc.	713	40,719
B&G Foods, Inc.	2,248	40,306
USANA Health Sciences, Inc.*	513	40,296
Harsco Corp.*	1,737	39,968
Surmodics, Inc.*	958	39,690
Cardiovascular Systems, Inc.*	813	39,504
Medifast, Inc.	357	39,120
Myriad Genetics, Inc.*	1,408	38,340
Innoviva, Inc.*	2,701	38,246
Integra LifeSciences Holdings Corp.*	634	36,949
Ensign Group, Inc.	808	36,659
Enanta Pharmaceuticals, Inc.*	593	36,636
WD-40 Co.	187	36,304
Cardtronics plc — Class A*	788	35,184
Vanda Pharmaceuticals, Inc.*	2,122	34,822
CryoLife, Inc.*	1,280	34,675
Amphastar Pharmaceuticals, Inc.*	1,751	33,777
Corcept Therapeutics, Inc.*	2,768	33,493
ANI Pharmaceuticals, Inc.*	515	31,760
Pacira BioSciences, Inc.*	701	31,755
Eagle Pharmaceuticals, Inc.*	527	31,662
Meridian Bioscience, Inc.	3,171	30,981
Care.com, Inc.*	1,761	26,468
National Beverage Corp.*	488	24,898
OraSure Technologies, Inc.*	3,094	24,845
Phibro Animal Health Corp. — Class A	983	24,408
Avanos Medical, Inc.*	721	24,298
Vector Group Ltd.	1,784	23,888
John B Sanfilippo & Son, Inc.	256	23,368
ICU Medical, Inc.*	122	22,828
Exelixis, Inc.*	1,151	20,281
Spectrum Pharmaceuticals, Inc.*	3,597	13,093
Total Consumer, Non-cyclical		2,159,107
Consumer, Cyclical - 4.2%
Allegiant Travel Co. — Class A	538	93,634
Gentherm, Inc.*	1,851	82,166
MSC Industrial Direct Company, Inc. — Class A	941	73,840
Asbury Automotive Group, Inc.*	631	70,540
Standard Motor Products, Inc.	1,325	70,516
Wolverine World Wide, Inc.	2,025	68,323
Cracker Barrel Old Country Store, Inc.	404	62,111
Dorman Products, Inc.*	815	61,712
UniFirst Corp.	304	61,402
Wyndham Destinations, Inc.	1,023	52,879
Wyndham Hotels & Resorts, Inc.	831	52,195
Crocs, Inc.*	1,220	51,106
iRobot Corp.*	1,000	50,630
Fox Factory Holding Corp.*	716	49,812
Steven Madden Ltd.	954	41,032
Cavco Industries, Inc.*	197	38,490
Sleep Number Corp.*	741	36,487
RH*	161	34,374
Kontoor Brands, Inc.	791	33,214
Dine Brands Global, Inc.	384	32,072
Dave & Buster’s Entertainment, Inc.	754	30,288
Shake Shack, Inc. — Class A*	505	30,083
Oxford Industries, Inc.	355	26,774
Six Flags Entertainment Corp.	565	25,487
Tempur Sealy International, Inc.*	286	24,899
Wingstop, Inc.	263	22,678
Deckers Outdoor Corp.*	130	21,952
Movado Group, Inc.	973	21,153
Hawaiian Holdings, Inc.	674	19,741
Children’s Place, Inc.	315	19,694
Jack in the Box, Inc.	244	19,039
Scientific Games Corp. — Class A*	699	18,719
Total Consumer, Cyclical		1,397,042

Industrial - 3.6%
Albany International Corp. — Class A	1,167	88,599
Applied Industrial Technologies, Inc.	1,230	82,029
Aerojet Rocketdyne Holdings, Inc.*	1,720	78,535
Crane Co.	856	73,941
Regal Beloit Corp.	859	73,539
Hub Group, Inc. — Class A*	1,394	71,498
Matson, Inc.	1,733	70,706
Lincoln Electric Holdings, Inc.	710	68,678
Kennametal, Inc.	1,798	66,328
Heartland Express, Inc.	3,132	65,929
Forward Air Corp.	892	62,395
Landstar System, Inc.	484	55,113
Proto Labs, Inc.*	414	42,042
Knowles Corp.*	1,833	38,768
Kirby Corp.*	384	34,380
National Presto Industries, Inc.	384	33,942
ESCO Technologies, Inc.	366	33,855
AZZ, Inc.	719	33,038
Mesa Laboratories, Inc.	102	25,439
PGT Innovations, Inc.*	1,687	25,153

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
Fabrinet*	350	$22,694
US Ecology, Inc.	376	21,774
OSI Systems, Inc.*	215	21,659
Total Industrial		1,190,034

Technology - 1.7%
Omnicell, Inc.*	831	67,909
Brooks Automation, Inc.	1,294	54,296
Diodes, Inc.*	902	50,846
NextGen Healthcare, Inc.*	2,737	43,984
Axcelis Technologies, Inc.*	1,783	42,961
Computer Programs & Systems, Inc.	1,516	40,022
KEMET Corp.	1,312	35,490
CTS Corp.	1,126	33,791
MicroStrategy, Inc. — Class A*	227	32,377
Cabot Microelectronics Corp.	222	32,039
Teradata Corp.*	1,072	28,698
Onto Innovation, Inc.*	725	26,492
Unisys Corp.*	2,138	25,357
CSG Systems International, Inc.	435	22,524
Progress Software Corp.	509	21,149
Total Technology		557,935

Communications - 1.6%
Viavi Solutions, Inc.*	6,704	100,560
HealthStream, Inc.*	2,304	62,669
Cogent Communications Holdings, Inc.	864	56,860
Stamps.com, Inc.*	645	53,870
Shutterstock, Inc.*	1,198	51,370
AMC Networks, Inc. — Class A*	1,235	48,783
Iridium Communications, Inc.*	1,709	42,110
InterDigital, Inc.	693	37,761
Yelp, Inc. — Class A*	960	33,437
ATN International, Inc.	392	21,713
Total Communications		509,133

Financial - 1.3%
TrustCo Bank Corp. NY	6,915	59,953
American Equity Investment Life Holding Co.	1,859	55,640
Westamerica Bancorporation	767	51,980
Glacier Bancorp, Inc.	960	44,150
Waddell & Reed Financial, Inc. — Class A	2,470	41,299
Redwood Trust, Inc. REIT	2,147	35,511
RLI Corp.	393	35,378
HCI Group, Inc.	550	25,107
Community Bank System, Inc.	307	21,778
Old National Bancorp	1,182	21,619
First BanCorp	1,991	21,085
Independent Bank Corp.	245	20,396
Total Financial		433,896

Energy - 1.2%
Bonanza Creek Energy, Inc.*	2,248	52,468
ProPetro Holding Corp.*	4,621	51,986
Penn Virginia Corp.*	1,495	45,373
Matador Resources Co.*	2,202	39,570
Talos Energy, Inc.*	1,205	36,331
RPC, Inc.	6,554	34,343
CONSOL Energy, Inc.*	2,079	30,166
Apergy Corp.*	888	29,997
DMC Global, Inc.	648	29,121
Southwestern Energy Co.*	11,245	27,213
Archrock, Inc.	2,489	24,990
Total Energy		401,558

Basic Materials - 0.2%
Quaker Chemical Corp.	240	39,485
Rogers Corp.*	233	29,062
Total Basic Materials		68,547

Total Common Stocks
(Cost $6,402,390)		6,717,252

EXCHANGE-TRADED FUNDS† - 0.6%
iShares S&P Small-Capital 600 Growth ETF	1,000	193,300
Total Exchange-Traded Funds
(Cost $194,118)		193,300

MUTUAL FUNDS† - 74.9%
Guggenheim Variable Insurance Strategy Fund III[1]	412,877	10,222,838
Guggenheim Strategy Fund III[1]	367,349	9,080,856
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	399,570	3,975,718
Guggenheim Strategy Fund II1	58,987	1,459,343
Total Mutual Funds
(Cost $24,916,413)		24,738,755

MONEY MARKET FUND† - 4.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[2]	1,376,853	1,376,853
Total Money Market Fund
(Cost $1,376,853)		1,376,853

Total Investments - 100.0%
(Cost $32,889,774)		$33,026,160
Other Assets & Liabilities, net - 0.0%		9,662
Total Net Assets - 100.0%		$33,035,822

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	4	Mar 2020	$333,960	$2,857
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2020	206,430	2,251
			$540,390	$5,108

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Morgan Stanley Capital Services LLC	Russell 2000 Growth Index	1.89% (3 Month USD LIBOR - 0.17%)	At Maturity	01/02/20	23,683	$25,754,727	$3,254,727

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,717,252	$—	$—	$6,717,252
Exchange-Traded Funds	193,300	—	—	193,300
Mutual Funds	24,738,755	—	—	24,738,755
Money Market Fund	1,376,853	—	—	1,376,853
Equity Futures Contracts**	5,108	—	—	5,108
Equity Index Swap Agreements**	—	3,254,727	—	3,254,727
Total Assets	$33,031,268	$3,254,727	$—	$36,285,995

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$960,582	$503,187	$—	$—	$(4,426)	$1,459,343	58,987	$40,256
Guggenheim Strategy Fund III	8,846,136	260,420	—	—	(25,700)	9,080,856	367,349	261,181
Guggenheim Ultra Short Duration Fund — Institutional Class	641,809	6,363,765	(3,027,981)	(1,225)	(650)	3,975,718	399,570	94,010
Guggenheim Variable Insurance Strategy Fund III	9,959,384	259,467	—	—	3,987	10,222,838	412,877	259,155
	$20,407,911	$7,386,839	$(3,027,981)	$(1,225)	$(26,789)	$24,738,755		$654,602

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $7,973,361)	$8,287,405
Investments in affiliated issuers, at value (cost $24,916,413)	24,738,755
Cash	710
Segregated cash with broker	19,200
Unrealized appreciation on OTC swap agreements	3,254,727
Prepaid expenses	3,302
Receivables:
Dividends	46,929
Interest	2,150
Investment Adviser	15
Total assets	36,353,193

Liabilities:
Segregated cash due to broker	3,139,009
Payable for:
Swap settlement	59,127
Securities purchased	43,813
Distribution and service fees	6,738
Management fees	4,540
Trustees’ fees*	3,548
Transfer agent/maintenance fees	2,237
Fund accounting/administration fees	2,156
Fund shares redeemed	1,776
Variation margin on futures contracts	290
Miscellaneous	54,137
Total liabilities	3,317,371
Commitments and contingent liabilities (Note 14)	—
Net assets	$33,035,822

Net assets consist of:
Paid in capital	$31,868,606
Total distributable earnings (loss)	1,167,216
Net assets	$33,035,822
Capital shares outstanding	956,865
Net asset value per share	$34.53

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $10)	$72,320
Dividends from securities of affiliated issuers	654,602
Interest	24,618
Total investment income	751,540

Expenses:
Management fees	239,680
Distribution and service fees	79,894
Transfer agent/maintenance fees	25,126
Professional fees	39,285
Interest expense	26,774
Fund accounting/administration fees	25,566
Custodian fees	24,826
Trustees’ fees*	19,928
Miscellaneous	35,657
Total expenses	516,736
Less:
Expenses reimbursed by Adviser	(6,624)
Expenses waived by Adviser	(153,877)
Earnings credits applied	(909)
Total waived/reimbursed expenses	(161,410)
Net expenses	355,326
Net investment income	396,214

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(126,027)
Investments in affiliated issuers	(1,225)
Swap agreements	(2,716,836)
Futures contracts	243,431
Net realized loss	(2,600,657)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,286,770
Investments in affiliated issuers	(26,789)
Swap agreements	8,129,962
Futures contracts	(16,117)
Net change in unrealized appreciation (depreciation)	9,373,826
Net realized and unrealized gain	6,773,169
Net increase in net assets resulting from operations	$7,169,383

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$396,214	$530,275
Net realized gain (loss) on investments	(2,600,657)	4,401,130
Net change in unrealized appreciation (depreciation) on investments	9,373,826	(7,633,406)
Net increase (decrease) in net assets resulting from operations	7,169,383	(2,702,001)

Distributions to shareholders	(3,561,318)	(5,483,772)

Capital share transactions:
Proceeds from sale of shares	1,854,292	1,853,913
Distributions reinvested	3,561,318	5,483,772
Cost of shares redeemed	(4,632,150)	(10,067,145)
Net increase (decrease) from capital share transactions	783,460	(2,729,460)
Net increase (decrease) in net assets	4,391,525	(10,915,233)

Net assets:
Beginning of year	28,644,297	39,559,530
End of year	$33,035,822	$28,644,297

Capital share activity:
Shares sold	55,734	46,425
Shares issued from reinvestment of distributions	109,109	140,429
Shares redeemed	(135,747)	(243,287)
Net increase (decrease) in shares	29,096	(56,433)

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$30.87	$40.19	$33.08	$31.03	$31.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.56	.36	.25	.10
Net gain (loss) on investments (realized and unrealized)	7.28	(3.33)	7.02	3.74	(.47)
Total from investment operations	7.70	(2.77)	7.38	3.99	(.37)
Less distributions from:
Net investment income	(.22)	(.43)	(.27)	(.13)	(.27)
Net realized gains	(3.82)	(6.12)	—	(1.81)	(.10)
Total distributions	(4.04)	(6.55)	(.27)	(1.94)	(.37)
Net asset value, end of period	$34.53	$30.87	$40.19	$33.08	$31.03

Total Return[b]	25.68%	(10.30%)	22.38%	13.45%	(1.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,036	$28,644	$39,560	$34,216	$38,601
Ratios to average net assets:
Net investment income (loss)	1.24%	1.42%	0.99%	0.83%	0.32%
Total expenses[c]	1.62%	1.47%	1.37%	1.23%	1.21%
Net expenses[d,e,f]	1.11%	1.12%	1.10%	1.23%	1.21%
Portfolio turnover rate	59%	65%	50%	76%	79%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
1.03%	1.06%	1.09%	1.23%	1.21%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupment of prior fee reductions or expenses reimbursements for the years presented was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	0.00%*	—	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series Y (StylePlusTM—Large Growth Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2019.

For the year ended December 31, 2019, Series Y (StylePlus—Large Growth Series) returned 33.92%, compared with the 36.39% return of its benchmark, the Russell 1000 Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 1000 Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed income overlay.

Performance Review

Over the period, from 15-25% of the total equity position was allocated to actively managed equity and 75-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell 1000 Growth Index for the year ended December 31, 2019 by 247 basis points net of fees. The actively managed equity sleeve detracted from performance on a relative basis. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

The fixed income sleeve comprised investments in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, specifically Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the one-year period ended December 31, 2019, investment in the Short Term Investment Vehicles benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	28.5%
Guggenheim Strategy Fund III	25.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.9%
Guggenheim Strategy Fund II	8.6%
Microsoft Corp.	1.6%
Alphabet, Inc. — Class C	1.3%
Amazon.com, Inc.	1.1%
Facebook, Inc. — Class A	0.8%
Verizon Communications, Inc.	0.6%
Merck & Company, Inc.	0.5%
Top Ten Total	80.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	33.92%	14.00%	13.40%
Russell 1000 Growth Index	36.39%	14.63%	15.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 20.6%

Consumer, Non-cyclical - 6.1%
Merck & Company, Inc.	2,316	$210,640
Pfizer, Inc.	5,208	204,049
Johnson & Johnson	1,270	185,255
Medtronic plc	1,562	177,209
Eli Lilly & Co.	1,116	146,676
Amgen, Inc.	545	131,383
Humana, Inc.	312	114,354
HCA Healthcare, Inc.	728	107,606
Kimberly-Clark Corp.	734	100,962
Baxter International, Inc.	1,151	96,247
Abbott Laboratories	1,096	95,199
Regeneron Pharmaceuticals, Inc.*	225	84,483
Philip Morris International, Inc.	976	83,048
Alexion Pharmaceuticals, Inc.*	763	82,519
H&R Block, Inc.	3,379	79,339
Kellogg Co.	1,032	71,373
McKesson Corp.	478	66,117
Incyte Corp.*	745	65,053
Universal Health Services, Inc. — Class B	378	54,228
Biogen, Inc.*	166	49,257
Zimmer Biomet Holdings, Inc.	236	35,324
United Rentals, Inc.*	208	34,688
AbbVie, Inc.	363	32,140
Bristol-Myers Squibb Co.	434	27,859
Thermo Fisher Scientific, Inc.	82	26,639
Procter & Gamble Co.	205	25,604
Global Payments, Inc.	139	25,376
CVS Health Corp.	339	25,184
Total Consumer, Non-cyclical		2,437,811

Communications - 5.0%
Alphabet, Inc. — Class C*	396	529,460
Amazon.com, Inc.*	242	447,178
Facebook, Inc. — Class A*	1,501	308,080
Verizon Communications, Inc.	3,920	240,688
Cisco Systems, Inc.	3,385	162,345
Booking Holdings, Inc.*	51	104,740
eBay, Inc.	2,070	74,748
Comcast Corp. — Class A	1,389	62,463
Fox Corp. — Class A	763	28,284
Expedia Group, Inc.	259	28,008
Walt Disney Co.	168	24,298
Total Communications		2,010,292

Technology - 3.6%
Microsoft Corp.	4,088	644,677
Intel Corp.	3,251	194,573
Oracle Corp.	2,014	106,702
Cerner Corp.	1,421	104,287
Seagate Technology plc	1,438	85,561
NetApp, Inc.	1,023	63,682
Skyworks Solutions, Inc.	408	49,319
Fidelity National Information Services, Inc.	334	46,456
Electronic Arts, Inc.*	359	38,596
Fiserv, Inc.*	263	30,411
QUALCOMM, Inc.	336	29,645
Adobe, Inc.*	83	27,374
salesforce.com, Inc.*	151	24,559
Total Technology		1,445,842

Industrial - 2.4%
Union Pacific Corp.	784	141,739
3M Co.	595	104,970
CSX Corp.	1,418	102,607
Norfolk Southern Corp.	457	88,717
FedEx Corp.	500	75,605
J.B. Hunt Transport Services, Inc.	599	69,951
United Parcel Service, Inc. — Class B	582	68,129
Kansas City Southern	423	64,787
Expeditors International of Washington, Inc.	829	64,679
Garmin Ltd.	651	63,512
Waters Corp.*	171	39,954
Boeing Co.	100	32,576
United Technologies Corp.	181	27,106
Masco Corp.	537	25,770
Total Industrial		970,102

Consumer, Cyclical - 1.4%
Aptiv plc	992	94,210
AutoZone, Inc.*	72	85,774
Hanesbrands, Inc.	4,569	67,850
Starbucks Corp.	717	63,039
Las Vegas Sands Corp.	909	62,757
Home Depot, Inc.	269	58,744
NIKE, Inc. — Class B	373	37,788
Tapestry, Inc.	1,071	28,885
Hasbro, Inc.	259	27,353
McDonald’s Corp.	127	25,097
Total Consumer, Cyclical		551,497

Energy - 1.2%
ConocoPhillips	2,135	138,839
Devon Energy Corp.	4,029	104,633
Marathon Oil Corp.	6,218	84,440
Exxon Mobil Corp.	1,055	73,618
HollyFrontier Corp.	857	43,459
Cabot Oil & Gas Corp. — Class A	1,706	29,702
Cimarex Energy Co.	547	28,712
Total Energy		503,403

Financial - 0.8%
Visa, Inc. — Class A	683	128,336
Berkshire Hathaway, Inc. — Class B*	378	85,617
Mastercard, Inc. — Class A	244	72,856
U.S. Bancorp	422	25,020
Total Financial		311,829

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
Basic Materials - 0.1%
Ecolab, Inc.	128	$24,703

Total Common Stocks
(Cost $7,180,922)		8,255,479

MUTUAL FUNDS† - 74.3%
Guggenheim Variable Insurance Strategy Fund III[1]	461,924	11,437,229
Guggenheim Strategy Fund III[1]	411,723	10,177,783
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	481,258	4,788,517
Guggenheim Strategy Fund II1	140,044	3,464,697
Total Mutual Funds
(Cost $30,097,857)		29,868,226

MONEY MARKET FUND† - 5.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.44%[2]	2,094,317	2,094,317
Total Money Market Fund
(Cost $2,094,317)		2,094,317

Total Investments - 100.1%
(Cost $39,373,096)		$40,218,022
Other Assets & Liabilities, net - (0.1)%		(30,970)
Total Net Assets - 100.0%		$40,187,052

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2020	$349,910	$5,691
S&P 500 Index Mini Futures Contracts	3	Mar 2020	484,425	4,745
			$834,335	$10,436

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 1000 Growth Index	2.24% (3 Month USD LIBOR + 0.18%)	At Maturity	01/02/20	17,739	$31,407,254	$3,706,795

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,255,479	$—	$—	$8,255,479
Mutual Funds	29,868,226	—	—	29,868,226
Money Market Fund	2,094,317	—	—	2,094,317
Equity Futures Contracts**	10,436	—	—	10,436
Equity Index Swap Agreements**	—	3,706,795	—	3,706,795
Total Assets	$40,228,458	$3,706,795	$—	$43,935,253

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the year ended December 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/19	Shares 12/31/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,525,973	$1,949,532	$—	$—	$(10,808)	$3,464,697	$140,044	$84,558
Guggenheim Strategy Fund III	9,077,761	1,129,166	—	—	(29,144)	10,177,783	411,723	279,984
Guggenheim Ultra Short Duration Fund — Institutional Class	1,021,666	6,885,557	(3,114,993)	(2,980)	(733)	4,788,517	481,258	101,308
Guggenheim Variable Insurance Strategy Fund III	11,142,480	290,287	—	—	4,462	11,437,229	461,924	289,795
	$22,767,880	$10,254,542	$(3,114,993)	$(2,980)	$(36,223)	$29,868,226		$755,645

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $9,275,239)	$10,349,796
Investments in affiliated issuers, at value (cost $30,097,857)	29,868,226
Cash	4,110
Segregated cash with broker	33,300
Unrealized appreciation on OTC swap agreements	3,706,795
Prepaid expenses	3,374
Receivables:
Dividends	59,462
Fund shares sold	23,410
Interest	2,214
Total assets	44,050,687

Liabilities:
Segregated cash due to broker	3,660,000
Payable for:
Swap settlement	54,289
Securities purchased	53,144
Fund shares redeemed	14,994
Distribution and service fees	8,120
Management fees	5,469
Trustees’ fees*	3,031
Variation margin on futures contracts	2,635
Fund accounting/administration fees	2,599
Transfer agent/maintenance fees	2,360
Miscellaneous	56,994
Total liabilities	3,863,635
Commitments and contingent liabilities (Note 14)	—
Net assets	$40,187,052

Net assets consist of:
Paid in capital	$33,190,535
Total distributable earnings (loss)	6,996,517
Net assets	$40,187,052
Capital shares outstanding	2,027,090
Net asset value per share	$19.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$129,112
Dividends from securities of affiliated issuers	755,645
Interest	30,586
Total investment income	915,343

Expenses:
Management fees	240,232
Distribution and service fees	92,397
Transfer agent/maintenance fees	25,239
Professional fees	40,399
Fund accounting/administration fees	29,567
Interest expense	23,381
Custodian fees	20,767
Trustees’ fees*	19,293
Miscellaneous	39,126
Total expenses	530,401
Less:
Expenses reimbursed by Adviser	(5,669)
Expenses waived by Adviser	(168,005)
Earnings credits applied	(571)
Total waived/reimbursed expenses	(174,245)
Net expenses	356,156
Net investment income	559,187

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	420,625
Investments in affiliated issuers	(2,980)
Swap agreements	1,630,842
Futures contracts	304,595
Net realized gain	2,353,082
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,408,124
Investments in affiliated issuers	(36,223)
Swap agreements	6,277,132
Futures contracts	11,842
Net change in unrealized appreciation (depreciation)	7,660,875
Net realized and unrealized gain	10,013,957
Net increase in net assets resulting from operations	$10,573,144

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$559,187	$725,580
Net realized gain on investments	2,353,082	6,273,548
Net change in unrealized appreciation (depreciation) on investments	7,660,875	(6,932,089)
Net increase in net assets resulting from operations	10,573,144	67,039

Distributions to shareholders	(3,884,327)	(6,149,452)

Capital share transactions:
Proceeds from sale of shares	3,347,793	4,400,491
Distributions reinvested	3,884,327	6,149,452
Cost of shares redeemed	(5,470,930)	(20,903,247)
Net increase (decrease) from capital share transactions	1,761,190	(10,353,304)
Net increase (decrease) in net assets	8,450,007	(16,435,717)

Net assets:
Beginning of year	31,737,045	48,172,762
End of year	$40,187,052	$31,737,045

Capital share activity:
Shares sold	179,743	220,024
Shares issued from reinvestment of distributions	212,374	325,368
Shares redeemed	(292,350)	(991,652)
Net increase (decrease) in shares	99,767	(446,260)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$16.47	$20.30	$15.75	$15.11	$15.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.34	.25	.17	.08
Net gain (loss) on investments (realized and unrealized)	5.13	(.63)	4.48	1.13	.79
Total from investment operations	5.41	(.29)	4.73	1.30	.87
Less distributions from:
Net investment income	(.38)	(.34)	(.18)	(.08)	(.17)
Net realized gains	(1.68)	(3.20)	—	(.58)	(1.17)
Total distributions	(2.06)	(3.54)	(.18)	(.66)	(1.34)
Net asset value, end of period	$19.82	$16.47	$20.30	$15.75	$15.11

Total Return[b]	33.92%	(3.68%)	30.11%	8.72%	5.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,187	$31,737	$48,173	$38,565	$40,178
Ratios to average net assets:
Net investment income (loss)	1.51%	1.70%	1.36%	1.14%	0.52%
Total expenses[c]	1.44%	1.38%	1.20%	1.04%	1.15%
Net expenses[d,e,f]	0.97%	1.02%	0.97%	1.04%	1.15%
Portfolio turnover rate	47%	59%	43%	42%	65%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
0.90%	0.93%	0.97%	1.04%	1.15%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	0.00%*	—	—

*	Less than 0.01%

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2019

To Our Shareholders:

The Series Z (Alpha Opportunity Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the investment team discusses the performance of the Fund for the 12-month period ended December 31, 2019.

For the year ended December 31, 2019, Series Z (Alpha Opportunity Series) returned -2.45%, compared with the 2.28% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was 9.79%.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The year began by rebounding strongly from 2018’s end-of-year plunging markets. The economy had begun to slow, and the trade war continued to escalate, leading the U.S. Federal Reserve (the “Fed”) to change its tone from hawkish to dovish. The Fed course reversal became a large driver of the risk market, as the fears of steady rate rises causing a recession quickly dissipated. Equity markets took a short-term hit in May when trade threats against China and Mexico escalated. But like most other dips over the last few years, it was short and quickly reversed, as the administration lowered its trade rhetoric.

As global growth expectations decreased while the risk of trade wars and disorderly Brexit increased, investors continued moving towards safer assets, such as long-term U.S. Treasurys and high-quality stocks. In August, the yield curve between the 2-year and 10-year U.S. Treasury rates briefly inverted, a historical indicator that has presaged past recessions. The markets took the clues and began punishing a whole host of more cyclical industries, while groups with any sort of organic growth (whether profitable or not) became market favorites. The Fed fully abandoned last year’s hawkish stance and cut short term rates three times during the period while calling it a “midcycle adjustment to policy.”

By the end of year, two political risk events suddenly cleared up. A Phase one trade deal was signed with China, which for the time being resolved further escalations. And a new election in the UK seems to have resolved the muddy Brexit approach by consolidating power for their new Prime Minister. Both helped to resolve major market uncertainty—and along with the several rate cuts—further contributed to steady U.S. stock market moves higher to end the year with a remarkable gain over 30%.

At period end, the Fund held about 124% of assets in long securities, and 94% short, for a net-dollar exposure of 30%. The net exposure averaged 27% during the year (ranging between 22% and 35%) While the positive net market exposure resulted in contribution to returns simply from the market exposure, the Fund is less exposed to the broad market returns than most long/short equity managers. Indeed, much of the Fund’s returns for the period are mostly explained by sector and style positioning.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2019

The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.32 during the year. The long positions (on a standalone unlevered basis) averaged a return of 22.2%, compared to the Russell 3000 index return of 30.9%. Short positions returned 30.4% on a stand-alone basis. The Fund’s negative return for the year stems mostly from poor alpha the long side, while shorts ended up with market-like total returns, serving no better than a simple market hedge this year.

The Fund’s sector positioning had basically no net impact on the Fund for the full year, contributing -0.1% to attribution. Net long positions in Consumer Staples and Utilities paid off on a beta-adjusted basis, but much of that was offset by a short position in REITs and Financials, both of which did well during the year. The Fund’s fundamental style tilts were the primary negative contributor to the period’s returns, resulting in about -6.6% of the contribution. The Fund’s tilts towards value names and away from high growth companies both underperformed.

A performance factor early in the year was the unprecedented persistence of value names underperforming expensive stocks. The magnitude of cumulative Value style underperformance had reached historic levels last seen in the 1999 Tech bubble. In early September, we saw a huge reversal of the above trend over the course of a few days. The weekly move in ‘momentum’ and ‘value’ factors were of magnitudes not seen in a decade. That reversal in Value names continued a bit—helping the Fund achieve positive returns in the fourth quarter of the year. A key question going forward is: is the break in expensive momentum names a short-term fluke, or a long overdue rotation back to cheaper companies? The equity style reversal in September may have simply been a knee jerk reaction to the quick pop in interest rates at that time (the compression in yields has highly correlated with the bias towards expensive stocks). History also shows that strong momentum creates crowding in narrow market leaders, and that crowding can turn into a rush to exit as soon as the leading names become more volatile.

The Fund’s strategy is to determine attractiveness of broad groups of stocks relative to their fundamentals. The Value factor has seen its risk premium (or embedded valuation) improve as the returns have struggled—implying that the valuation of the stocks (both cheaper and expensive) have spread much further than fundamentals of the companies. To what extent this ‘behavioral’ cycle will continue is a key question—and one that is very difficult to answer. In every market environment there are elements of the macro-economic cycle that are somewhat predictable, and elements that are new and completely unpredictable (global quantitative easing, negative long rates, and trade wars being the most unique factors this time around). These unique elements can drive market sentiment in ways that are hard to predict.

Focusing on corporate fundamentals tends to produce slightly more predictability. Companies must invest in operations and research to produce sales and earnings—and there are some bounds on how much and how little the companies can earn on that capital before competition comes in to erode them. Given some bounded limits on corporate earnings power, we find that the valuations awarded the most expensive tiers of the equity market have far surpassed the likely long-term earnings power.

We find some comfort during a poor performance period in knowing that, in past periods of Value drawdown, the forward performance of the factor has been tremendous due to the rewinding of all the excess valuations.

Positioning

At period end, the Fund’s net dollar exposure was 30%. The Fund maintains its large style bias towards cheaper valuation names, while maintaining moderate free cash flow bias and profitability bias–both of which are styles that have historically helped protect against macro risk in the event of recession. Guggenheim’s macro research team is still wary of recession in the next year or so and vulnerability in overall markets–and the Fund has likewise taken a cautious positioning with quality style characteristics and managed overall market exposure.

From an industry perspective, the Fund now holds a net short in the Technology sector after prior years of being positioned net long. The flip in exposure occurred during this year in response to relative attractiveness of the names vis-à-vis other sector opportunities. The net short in the Financial sector has begun to shrink after remaining quite negative for a few years. The largest sector net long exposures are in Healthcare, Consumer Staples, and Transportation. The largest net short exposures exist in Real Estate, Materials, and IT sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2019

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Omnicom Group, Inc.	1.3%
Verizon Communications, Inc.	1.3%
Archer-Daniels-Midland Co.	1.3%
Kimberly-Clark Corp.	1.3%
Exxon Mobil Corp.	1.3%
Equity Commonwealth	1.2%
Eli Lilly & Co.	1.2%
Norfolk Southern Corp.	1.1%
AES Corp.	1.1%
Amgen, Inc.	1.1%
Top Ten Total	12.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2019

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2019

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	(2.45%)	(0.12%)	6.83%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.28%	1.07%	0.58%
Morningstar Long/Short Equity Category Average	9.79%	2.42%	4.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are an unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
COMMON STOCKS† - 104.2%

Consumer, Non-cyclical - 33.4%
Archer-Daniels-Midland Co.	1,734	$80,371
Kimberly-Clark Corp.	578	79,504
Eli Lilly & Co.	556	73,075
Amgen, Inc.[1]	285	68,705
Merck & Company, Inc.[1]	739	67,212
Pfizer, Inc.[1]	1,713	67,115
Gilead Sciences, Inc.[1]	990	64,330
CVS Health Corp.[1]	861	63,964
Ingredion, Inc.[1]	683	63,485
JM Smucker Co.	595	61,957
Kellogg Co.	883	61,068
McKesson Corp.	437	60,446
Molson Coors Beverage Co. — Class B1	1,114	60,044
General Mills, Inc.[1]	1,108	59,344
Darling Ingredients, Inc.*,1	2,055	57,704
Sysco Corp.[1]	672	57,483
Post Holdings, Inc.*	510	55,641
Hormel Foods Corp.	1,232	55,576
Johnson & Johnson	348	50,763
Procter & Gamble Co.	340	42,466
Philip Morris International, Inc.[1]	478	40,673
Campbell Soup Co.	823	40,673
Medtronic plc	357	40,502
Hologic, Inc.*,1	775	40,463
Jazz Pharmaceuticals plc*	269	40,156
Baxter International, Inc.[1]	480	40,138
Abbott Laboratories	445	38,653
Zimmer Biomet Holdings, Inc.[1]	255	38,168
Cardinal Health, Inc.[1]	720	36,418
Becton Dickinson and Co.[1]	127	34,540
Clorox Co.	187	28,712
Herbalife Nutrition Ltd.*	584	27,839
Integer Holdings Corp.*	342	27,507
Alexion Pharmaceuticals, Inc.*	239	25,848
B&G Foods, Inc.	1,420	25,461
Thermo Fisher Scientific, Inc.	76	24,690
United Therapeutics Corp.*	280	24,663
STERIS plc	160	24,387
Cal-Maine Foods, Inc.	568	24,282
TrueBlue, Inc.*	972	23,386
Innoviva, Inc.*	1,619	22,925
H&R Block, Inc.	962	22,588
TreeHouse Foods, Inc.*	455	22,067
Mondelez International, Inc. — Class A	375	20,655
John B Sanfilippo & Son, Inc.	226	20,629
Molina Healthcare, Inc.*	152	20,625
Macquarie Infrastructure Corp.	436	18,678
PepsiCo, Inc.[1]	122	16,674
Hershey Co.	107	15,727
Total Consumer, Non-cyclical		2,077,980

Industrial - 17.3%
Norfolk Southern Corp.[1]	356	69,110
Lincoln Electric Holdings, Inc.	621	60,069
Crane Co.[1]	692	59,775
CSX Corp.[1]	723	52,316
CH Robinson Worldwide, Inc.[1]	638	49,892
Werner Enterprises, Inc.	1,323	48,144
Gentex Corp.[1]	1,629	47,208
Landstar System, Inc.	383	43,612
FedEx Corp.[1]	287	43,397
Caterpillar, Inc.	286	42,236
Regal Beloit Corp.	484	41,435
Kansas City Southern[1]	247	37,831
Schneider National, Inc. — Class B	1,621	35,370
Kennametal, Inc.	923	34,050
Textron, Inc.	730	32,558
J.B. Hunt Transport Services, Inc.	272	31,764
Heartland Express, Inc.	1,369	28,818
Knight-Swift Transportation Holdings, Inc.	782	28,027
Union Pacific Corp.	152	27,480
Marten Transport Ltd.	1,253	26,927
Waters Corp.*	115	26,870
Echo Global Logistics, Inc.*	1,296	26,827
Sturm Ruger & Company, Inc.	527	24,785
Agilent Technologies, Inc.	283	24,143
Honeywell International, Inc.	131	23,187
Mettler-Toledo International, Inc.*	29	23,005
Garmin Ltd.	228	22,244
Oshkosh Corp.	217	20,539
Vishay Intertechnology, Inc.	821	17,479
MDU Resources Group, Inc.	539	16,014
Old Dominion Freight Line, Inc.	82	15,562
Total Industrial		1,080,674

Consumer, Cyclical - 16.4%
Lear Corp.[1]	373	51,176
World Fuel Services Corp.	1,167	50,671
Southwest Airlines Co.[1]	907	48,960
Carnival Corp.	886	45,036
Allison Transmission Holdings, Inc.[1]	870	42,038
Whirlpool Corp.	280	41,309
Autoliv, Inc.	483	40,770
BorgWarner, Inc.[1]	904	39,215
Las Vegas Sands Corp.	565	39,008
Cracker Barrel Old Country Store, Inc.	251	38,589
Brunswick Corp.	638	38,267
Extended Stay America, Inc.	2,464	36,615
Gentherm, Inc.*	822	36,489
Aptiv plc	374	35,519
Wyndham Destinations, Inc.	670	34,632
Delta Air Lines, Inc.[1]	568	33,217
Toll Brothers, Inc.	740	29,237
Polaris, Inc.	269	27,357
Norwegian Cruise Line Holdings Ltd.*	453	26,460
Cummins, Inc.	143	25,591
AutoZone, Inc.*	21	25,017
Royal Caribbean Cruises Ltd.	181	24,165
PulteGroup, Inc.	620	24,056
SkyWest, Inc.	370	23,913
General Motors Co.	593	21,704

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
Allegiant Travel Co. — Class A	115	$20,014
Lennar Corp. — Class A	357	19,917
Goodyear Tire & Rubber Co.	1,250	19,444
United Airlines Holdings, Inc.*,1	220	19,380
Starbucks Corp.	216	18,991
DR Horton, Inc.	297	15,667
JetBlue Airways Corp.*,1	831	15,556
Mohawk Industries, Inc.*	106	14,456
Total Consumer, Cyclical		1,022,436

Utilities - 13.2%
AES Corp.[1]	3,456	68,775
PPL Corp.[1]	1,855	66,557
FirstEnergy Corp.[1]	1,336	64,930
Exelon Corp.[1]	1,409	64,236
Evergy, Inc.[1]	981	63,853
NRG Energy, Inc.	1,527	60,698
Pinnacle West Capital Corp.	658	59,174
Portland General Electric Co.	1,034	57,687
Vistra Energy Corp.[1]	2,212	50,854
Avangrid, Inc.	957	48,960
National Fuel Gas Co.[1]	1,005	46,772
Ameren Corp.[1]	603	46,310
Public Service Enterprise Group, Inc.	574	33,895
Southern Co.	454	28,920
Entergy Corp.	193	23,122
NiSource, Inc.	814	22,662
Avista Corp.	369	17,745
Total Utilities		825,150

Communications - 8.5%
Omnicom Group, Inc.[1]	1,005	81,425
Verizon Communications, Inc.[1]	1,319	80,987
AT&T, Inc.[1]	1,735	67,804
Discovery, Inc. — Class A*,1	1,362	44,592
eBay, Inc.	1,179	42,574
AMC Networks, Inc. — Class A*	977	38,591
News Corp. — Class A	2,616	36,990
Booking Holdings, Inc.*	17	34,913
Yelp, Inc. — Class A*	717	24,973
TEGNA, Inc.	1,342	22,398
Alphabet, Inc. — Class C*	14	18,718
Scholastic Corp.	457	17,572
Juniper Networks, Inc.	618	15,221
Total Communications		526,758

Financial - 7.5%
Equity Commonwealth REIT[1]	2,274	74,655
Weingarten Realty Investors REIT[1]	2,105	65,760
Lexington Realty Trust REIT	6,007	63,794
Apartment Investment & Management Co. — Class A REIT[1]	783	40,442
Brixmor Property Group, Inc. REIT	1,857	40,130
Summit Hotel Properties, Inc. REIT	2,184	26,951
Deluxe Corp.	467	23,313
Sunstone Hotel Investors, Inc. REIT	1,264	17,595
Janus Henderson Group plc	719	17,579
JPMorgan Chase & Co.[1]	122	17,007
Franklin Resources, Inc.	645	16,757
M&T Bank Corp.	95	16,126
Comerica, Inc.	223	16,000
Travelers Companies, Inc.	116	15,886
Hartford Financial Services Group, Inc.[1]	254	15,436
Total Financial		467,431

Energy - 6.4%
Exxon Mobil Corp.[1]	1,139	79,479
Chevron Corp.	451	54,350
Devon Energy Corp.	1,466	38,072
Valero Energy Corp.[1]	389	36,430
HollyFrontier Corp.[1]	608	30,832
ConocoPhillips	471	30,629
Kinder Morgan, Inc.[1]	1,429	30,252
CVR Energy, Inc.	667	26,967
Phillips 66[1]	241	26,850
Delek US Holdings, Inc.[1]	800	26,824
ONEOK, Inc.	221	16,723
Total Energy		397,408

Technology - 1.2%
Activision Blizzard, Inc.	378	22,461
Skyworks Solutions, Inc.	154	18,616
Teradata Corp.*	621	16,624
Oracle Corp.[1]	278	14,728
Total Technology		72,429

Basic Materials - 0.3%
Domtar Corp.	479	18,317

Total Common Stocks
(Cost $6,076,541)		6,488,583

MONEY MARKET FUND† - 2.3%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.43%[2]	144,941	144,941
Total Money Market Fund
(Cost $144,941)		144,941

Total Investments - 106.5%
(Cost $6,221,482)		$6,633,524
Other Assets & Liabilities, net - (6.5)%		(404,482)
Total Net Assets - 100.0%		$6,229,042

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	1.95% (Fed Funds Rate + 0.40%)	At Maturity	02/01/24	$629,634	$41,308
Goldman Sachs International	GS Equity Custom Basket	2.00% (Fed Funds Rate + 0.45%)	At Maturity	05/06/24	628,839	38,469
					$1,258,473	$79,777
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(1.25)% (Fed Funds Rate - 0.30%)	At Maturity	02/01/24	$3,007,014	$(234,929)
Goldman Sachs International	GS Equity Custom Basket	(1.35)% (Fed Funds Rate - 0.20%)	At Maturity	05/06/24	2,863,317	(180,010)
					$5,870,331	$(414,939)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2019.
[2]	Rate indicated is the 7-day yield as of December 31, 2019.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,488,583	$—	$—	$6,488,583
Money Market Fund	144,941	—	—	144,941
Custom Basket Swap Agreements**	—	79,777	—	79,777
Total Assets	$6,633,524	$79,777	$—	$6,713,301

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$414,939	$—	$414,939

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Utilities
FirstEnergy Corp.	127	0.99%	$1,130
AES Corp.	329	1.05%	1,119
PPL Corp.	176	1.01%	839
Portland General Electric Co.	98	0.87%	708
Southern Co.	43	0.44%	361
Avangrid, Inc.	91	0.74%	202
NRG Energy, Inc.	145	0.92%	199
Pinnacle West Capital Corp.	62	0.89%	169
NiSource, Inc.	77	0.34%	105
Avista Corp.	35	0.27%	83
Ameren Corp.	57	0.70%	79
Entergy Corp.	18	0.34%	38
Evergy, Inc.	93	0.96%	(8)
Public Service Enterprise Group, Inc.	54	0.51%	(57)
Exelon Corp.	134	0.97%	(194)
Vistra Energy Corp.	216	0.79%	(690)
National Fuel Gas Co.	95	0.70%	(1,240)
Total Utilities			2,843

Consumer, Cyclical
World Fuel Services Corp.	116	0.80%	1,651
Carnival Corp.	84	0.68%	671
Las Vegas Sands Corp.	53	0.58%	574
Lear Corp.	35	0.76%	480
Norwegian Cruise Line Holdings Ltd.	43	0.40%	428
BorgWarner, Inc.	103	0.71%	387
Wyndham Destinations, Inc.	63	0.52%	353
Aptiv plc	35	0.53%	329
Southwest Airlines Co.	86	0.74%	323
Royal Caribbean Cruises Ltd.	17	0.36%	320
Autoliv, Inc.	46	0.62%	320
Allison Transmission Holdings, Inc.	82	0.63%	278
Gentherm, Inc.	78	0.55%	267
Delta Air Lines, Inc.	54	0.50%	236
Toll Brothers, Inc.	70	0.44%	235
JetBlue Airways Corp.	79	0.23%	210
AutoZone, Inc.	2	0.38%	162
PulteGroup, Inc.	59	0.36%	156
United Airlines Holdings, Inc.	21	0.29%	91
Starbucks Corp.	20	0.28%	78
SkyWest, Inc.	35	0.36%	75
Extended Stay America, Inc.	234	0.55%	62
Brunswick Corp.	60	0.57%	59
Allegiant Travel Co. — Class A	10	0.28%	48
DR Horton, Inc.	28	0.23%	42
Polaris, Inc.	25	0.40%	6
Cummins, Inc.	13	0.37%	(18)
Mohawk Industries, Inc.	10	0.22%	(76)
Lennar Corp. — Class A	34	0.30%	(89)
Whirlpool Corp.	26	0.61%	(95)
Goodyear Tire & Rubber Co.	119	0.29%	(102)
General Motors Co.	56	0.33%	(129)
Cracker Barrel Old Country Store, Inc.	23	0.56%	(144)
Total Consumer, Cyclical			7,188

Consumer, Non-cyclical
CVS Health Corp.	82	0.97%	1,696
Darling Ingredients, Inc.	195	0.87%	1,409
Eli Lilly & Co.	52	1.09%	1,236
Sysco Corp.	64	0.87%	1,022
Amgen, Inc.	27	1.03%	947
Merck & Company, Inc.	70	1.01%	885
Kimberly-Clark Corp.	55	1.20%	866
Zimmer Biomet Holdings, Inc.	24	0.57%	749
McKesson Corp.	95	2.09%	697
Kellogg Co.	84	0.92%	657
Medtronic plc	34	0.61%	645
Archer-Daniels-Midland Co.	165	1.21%	604
Hologic, Inc.	73	0.61%	519
Jazz Pharmaceuticals plc	25	0.59%	483
Campbell Soup Co.	78	0.61%	434
Johnson & Johnson	33	0.76%	381
Becton Dickinson and Co.	12	0.52%	359
Hormel Foods Corp.	117	0.84%	343
Molina Healthcare, Inc.	14	0.30%	343
Philip Morris International, Inc.	45	0.61%	337
Herbalife Nutrition Ltd.	55	0.42%	229
Thermo Fisher Scientific, Inc.	7	0.36%	224
General Mills, Inc.	105	0.89%	211
Baxter International, Inc.	45	0.60%	193
Abbott Laboratories	42	0.58%	181
Macquarie Infrastructure Corp.	41	0.28%	168
Post Holdings, Inc.	48	0.83%	141
Gilead Sciences, Inc.	94	0.97%	135
Innoviva, Inc.	154	0.35%	130
TrueBlue, Inc.	92	0.35%	128
Alexion Pharmaceuticals, Inc.	22	0.38%	115
Procter & Gamble Co.	32	0.63%	115

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Clorox Co.	17	0.41%	$106
Molson Coors Beverage Co. — Class B	106	0.91%	87
STERIS plc	15	0.36%	85
Ingredion, Inc.	65	0.96%	83
PepsiCo, Inc.	11	0.24%	75
Cardinal Health, Inc.	180	1.45%	30
Integer Holdings Corp.	32	0.41%	22
Mondelez International, Inc. — Class A	35	0.31%	19
United Therapeutics Corp.	26	0.36%	(26)
TreeHouse Foods, Inc.	43	0.33%	(29)
Hershey Co.	10	0.23%	(63)
Cal-Maine Foods, Inc.	54	0.37%	(69)
John B Sanfilippo & Son, Inc.	21	0.30%	(120)
Pfizer, Inc.	163	1.01%	(130)
JM Smucker Co.	56	0.93%	(154)
B&G Foods, Inc.	135	0.38%	(280)
H&R Block, Inc.	91	0.34%	(378)
Total Consumer, Non-cyclical			15,840

Industrial
Kansas City Southern	23	0.56%	884
Lincoln Electric Holdings, Inc.	59	0.91%	789
Regal Beloit Corp.	46	0.63%	693
Caterpillar, Inc.	27	0.63%	654
Crane Co.	65	0.89%	623
Norfolk Southern Corp.	33	1.02%	499
Marten Transport Ltd.	119	0.41%	477
Agilent Technologies, Inc.	27	0.37%	472
Oshkosh Corp.	20	0.30%	405
Union Pacific Corp.	14	0.40%	402
Landstar System, Inc.	36	0.65%	338
Knight-Swift Transportation Holdings, Inc.	74	0.42%	330
Old Dominion Freight Line, Inc.	7	0.21%	326
Gentex Corp.	155	0.71%	323
Werner Enterprises, Inc.	126	0.73%	277
Garmin Ltd.	21	0.33%	264
Mettler-Toledo International, Inc.	2	0.25%	245
Heartland Express, Inc.	130	0.43%	242
Vishay Intertechnology, Inc.	78	0.26%	237
Kennametal, Inc.	87	0.51%	215
Honeywell International, Inc.	12	0.34%	199
Schneider National, Inc. — Class B	154	0.53%	168
Sturm Ruger & Company, Inc.	50	0.37%	125
MDU Resources Group, Inc.	51	0.24%	29
J.B. Hunt Transport Services, Inc.	25	0.46%	16
CSX Corp.	68	0.78%	4
Echo Global Logistics, Inc.	123	0.40%	(34)
Waters Corp.	11	0.41%	(92)
CH Robinson Worldwide, Inc.	60	0.75%	(110)
Textron, Inc.	69	0.49%	(225)
FedEx Corp.	55	1.32%	(298)
Total Industrial			8,477

Energy
Devon Energy Corp.	139	0.57%	559
Kinder Morgan, Inc.	136	0.46%	368
ConocoPhillips	44	0.45%	339
Phillips 66	22	0.39%	311
Valero Energy Corp.	37	0.55%	207
ONEOK, Inc.	21	0.25%	115
Delek US Holdings, Inc.	76	0.40%	15
HollyFrontier Corp.	57	0.46%	(6)
Chevron Corp.	43	0.82%	(75)
CVR Energy, Inc.	63	0.40%	(386)
Exxon Mobil Corp.	108	1.20%	(397)
Total Energy			1,050

Financial
Weingarten Realty Investors	200	0.99%	472
JPMorgan Chase & Co.	11	0.24%	438
Deluxe Corp.	44	0.35%	376
Hartford Financial Services Group, Inc.	24	0.23%	276
Brixmor Property Group, Inc.	176	0.60%	270
Janus Henderson Group plc	68	0.26%	225
Summit Hotel Properties, Inc.	208	0.41%	182
Lexington Realty Trust	572	0.96%	135
Equity Commonwealth	216	1.13%	116
Apartment Investment & Management Co. — Class A	74	0.61%	100
M&T Bank Corp.	9	0.24%	69
Comerica, Inc.	21	0.24%	63
Sunstone Hotel Investors, Inc.	120	0.27%	(2)
Travelers Companies, Inc.	11	0.24%	(34)
Franklin Resources, Inc.	101	0.42%	(100)
Total Financial			2,586

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Technology
Skyworks Solutions, Inc.	14	0.27%	$711
Activision Blizzard, Inc.	36	0.34%	249
Oracle Corp.	26	0.22%	2
Teradata Corp.	59	0.25%	(150)
Total Technology			812

Communications
TEGNA, Inc.	127	0.34%	526
Discovery, Inc. — Class A	129	0.67%	520
News Corp. — Class A	249	0.56%	383
Omnicom Group, Inc.	95	1.22%	351
AT&T, Inc.	165	1.02%	301
Verizon Communications, Inc.	125	1.22%	261
Booking Holdings, Inc.	1	0.33%	102
Juniper Networks, Inc.	58	0.23%	70
Alphabet, Inc. — Class C	1	0.21%	35
Yelp, Inc. — Class A	68	0.38%	26
Scholastic Corp.	43	0.26%	20
AMC Networks, Inc. — Class A	93	0.58%	(26)
eBay, Inc.	112	0.64%	(186)
Total Communications			2,383

Basic Materials
Domtar Corp.	45	0.27%	129
Total MS Equity Long Custom Basket			$41,308

MS EQUITY SHORT CUSTOM BASKET
Technology
Appian Corp.	113	(0.13)%	1,832
Workday, Inc. — Class A	29	(0.16)%	1,021
Elastic N.V.	51	(0.11)%	537
MongoDB, Inc.	46	(0.20)%	486
Alteryx, Inc. — Class A	44	(0.15)%	453
Veeva Systems, Inc. — Class A	32	(0.15)%	387
Intuit, Inc.	24	(0.21)%	230
Atlassian Corporation plc — Class A	36	(0.14)%	200
ServiceNow, Inc.	19	(0.18)%	186
Zscaler, Inc.	84	(0.13)%	101
Manhattan Associates, Inc.	50	(0.13)%	87
Twilio, Inc. — Class A	39	(0.13)%	(9)
Aspen Technology, Inc.	40	(0.16)%	(48)
Workiva, Inc.	93	(0.13)%	(96)
LivePerson, Inc.	106	(0.13)%	(126)
Paychex, Inc.	184	(0.52)%	(209)
Coupa Software, Inc.	35	(0.17)%	(335)
Guidewire Software, Inc.	41	(0.15)%	(338)
Fair Isaac Corp.	14	(0.17)%	(340)
Appfolio, Inc. — Class A	37	(0.14)%	(367)
Autodesk, Inc.	40	(0.24)%	(384)
HubSpot, Inc.	70	(0.37)%	(422)
Accenture plc — Class A	33	(0.23)%	(521)
PROS Holdings, Inc.	72	(0.14)%	(529)
Tyler Technologies, Inc.	12	(0.12)%	(594)
ANSYS, Inc.	17	(0.15)%	(737)
ExlService Holdings, Inc.	288	(0.67)%	(934)
Smartsheet, Inc. — Class A	170	(0.25)%	(969)
Five9, Inc.	59	(0.13)%	(1,027)
Paycom Software, Inc.	21	(0.18)%	(1,037)
Monolithic Power Systems, Inc.	30	(0.18)%	(1,278)
EPAM Systems, Inc.	84	(0.59)%	(1,445)
Science Applications International Corp.	346	(1.00)%	(1,457)
DocuSign, Inc.	138	(0.34)%	(1,541)
Broadcom, Inc.	38	(0.40)%	(1,704)
Adobe, Inc.	51	(0.56)%	(1,924)
Black Knight, Inc.	394	(0.84)%	(2,142)
salesforce.com, Inc.	174	(0.94)%	(2,161)
Genpact Ltd.	548	(0.77)%	(2,220)
ACI Worldwide, Inc.	564	(0.71)%	(2,344)
CACI International, Inc. — Class A	128	(1.06)%	(3,360)
Envestnet, Inc.	257	(0.60)%	(3,901)
Splunk, Inc.	126	(0.63)%	(4,110)
Total Technology			(33,089)

Utilities
California Water Service Group	186	(0.32)%	254
PNM Resources, Inc.	193	(0.33)%	118
Eversource Energy	116	(0.33)%	(100)
WEC Energy Group, Inc.	107	(0.33)%	(162)
Sempra Energy	43	(0.22)%	(199)
South Jersey Industries, Inc.	306	(0.34)%	(245)
Alliant Energy Corp.	178	(0.32)%	(278)
MGE Energy, Inc.	84	(0.22)%	(346)
American States Water Co.	184	(0.53)%	(510)
Atmos Energy Corp.	86	(0.32)%	(761)
American Water Works Company, Inc.	134	(0.55)%	(825)
NextEra Energy, Inc.	41	(0.33)%	(1,946)
Dominion Energy, Inc.	874	(2.41)%	(4,288)
Total Utilities			(9,288)

Financial
WP Carey, Inc.	443	(1.18)%	3,240
Essential Properties Realty Trust, Inc.	787	(0.65)%	1,303
Acadia Realty Trust	450	(0.39)%	1,107
CME Group, Inc. — Class A	74	(0.49)%	361

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Northwest Bancshares, Inc.	689	(0.38)%	$194
American Assets Trust, Inc.	578	(0.88)%	44
National Storage Affiliates Trust	301	(0.34)%	4
UDR, Inc.	447	(0.69)%	(65)
American Campus Communities, Inc.	726	(1.14)%	(77)
Realty Income Corp.	463	(1.13)%	(83)
BancorpSouth Bank	400	(0.42)%	(95)
Armada Hoffler Properties, Inc.	1,216	(0.74)%	(326)
Global Net Lease, Inc.	480	(0.32)%	(327)
Capitol Federal Financial, Inc.	784	(0.36)%	(329)
Atlantic Union Bankshares Corp.	232	(0.29)%	(351)
BankUnited, Inc.	179	(0.22)%	(371)
Reinsurance Group of America, Inc. — Class A	186	(1.01)%	(663)
CenterState Bank Corp.	403	(0.33)%	(710)
Mastercard, Inc. — Class A	40	(0.40)%	(781)
Camden Property Trust	155	(0.55)%	(821)
Douglas Emmett, Inc.	305	(0.45)%	(949)
STAG Industrial, Inc.	550	(0.58)%	(1,014)
UMB Financial Corp.	158	(0.36)%	(1,020)
QTS Realty Trust, Inc. — Class A	308	(0.56)%	(1,073)
RenaissanceRe Holdings Ltd.	107	(0.70)%	(1,075)
Columbia Financial, Inc.	640	(0.36)%	(1,160)
Intercontinental Exchange, Inc.	302	(0.93)%	(1,167)
Synovus Financial Corp.	277	(0.36)%	(1,174)
Washington Real Estate Investment Trust	660	(0.64)%	(1,196)
Healthcare Realty Trust, Inc.	916	(1.02)%	(1,238)
Brown & Brown, Inc.	776	(1.02)%	(1,269)
Glacier Bancorp, Inc.	313	(0.48)%	(1,293)
People’s United Financial, Inc.	1,634	(0.92)%	(1,356)
Valley National Bancorp	1,428	(0.54)%	(1,668)
STORE Capital Corp.	712	(0.88)%	(1,794)
Agree Realty Corp.	504	(1.18)%	(2,018)
BOK Financial Corp.	286	(0.83)%	(2,165)
Crown Castle International Corp.	156	(0.74)%	(2,460)
Old National Bancorp	1,504	(0.91)%	(2,771)
Americold Realty Trust	2,034	(2.37)%	(2,919)
American Tower Corp. — Class A	155	(1.18)%	(3,138)
Athene Holding Ltd. — Class A	392	(0.61)%	(3,149)
EastGroup Properties, Inc.	157	(0.69)%	(3,277)
Arthur J Gallagher & Co.	397	(1.26)%	(3,462)
Alexandria Real Estate Equities, Inc.	279	(1.50)%	(3,505)
Easterly Government Properties, Inc.	1,872	(1.48)%	(3,547)
Equinix, Inc.	29	(0.56)%	(3,866)
Hudson Pacific Properties, Inc.	1,241	(1.55)%	(3,891)
Fifth Third Bancorp	864	(0.88)%	(4,112)
First Republic Bank	263	(1.03)%	(4,132)
Everest Re Group Ltd.	99	(0.91)%	(4,256)
SBA Communications Corp.	125	(1.00)%	(4,348)
RLI Corp.	355	(1.06)%	(5,831)
Sun Communities, Inc.	266	(1.33)%	(8,499)
Terreno Realty Corp.	711	(1.28)%	(9,780)
Rexford Industrial Realty, Inc.	943	(1.43)%	(10,204)
Total Financial			(108,522)

Basic Materials
Allegheny Technologies, Inc.	420	(0.29)%	2,898
WR Grace & Co.	341	(0.79)%	2,169
Carpenter Technology Corp.	345	(0.57)%	(212)
Kaiser Aluminum Corp.	148	(0.55)%	(986)
Southern Copper Corp.	284	(0.40)%	(1,546)
Steel Dynamics, Inc.	329	(0.37)%	(1,884)
Reliance Steel & Aluminum Co.	103	(0.41)%	(2,313)
Commercial Metals Co.	483	(0.36)%	(2,359)
Freeport-McMoRan, Inc.	1,227	(0.54)%	(2,852)
Compass Minerals International, Inc.	404	(0.82)%	(2,988)
Balchem Corp.	249	(0.84)%	(3,221)
Air Products & Chemicals, Inc.	95	(0.74)%	(3,389)
PPG Industries, Inc.	197	(0.87)%	(4,336)
RPM International, Inc.	311	(0.79)%	(4,876)
Sherwin-Williams Co.	45	(0.87)%	(5,000)
Linde plc	225	(1.59)%	(5,275)
Total Basic Materials			(36,170)

Consumer, Non-cyclical
Rollins, Inc.	250	(0.28)%	1,088
Guardant Health, Inc.	63	(0.16)%	936
Verisk Analytics, Inc. — Class A	67	(0.33)%	553
Gartner, Inc.	109	(0.56)%	457
Glaukos Corp.	60	(0.11)%	261
FleetCor Technologies, Inc.	65	(0.62)%	249
Avalara, Inc.	53	(0.13)%	(91)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Booz Allen Hamilton Holding Corp.	86	(0.20)%	$(154)
Bright Horizons Family Solutions, Inc.	108	(0.54)%	(408)
Intuitive Surgical, Inc.	9	(0.18)%	(481)
LiveRamp Holdings, Inc.	88	(0.14)%	(486)
Illumina, Inc.	16	(0.18)%	(624)
ResMed, Inc.	26	(0.13)%	(657)
Viad Corp.	256	(0.57)%	(667)
Paylocity Holding Corp.	29	(0.12)%	(833)
PayPal Holdings, Inc.	242	(0.87)%	(1,075)
Euronet Worldwide, Inc.	95	(0.50)%	(1,275)
IHS Markit Ltd.	89	(0.22)%	(1,462)
WEX, Inc.	160	(1.11)%	(2,279)
Brink’s Co.	218	(0.66)%	(2,551)
MarketAxess Holdings, Inc.	28	(0.35)%	(3,499)
Avery Dennison Corp.	210	(0.91)%	(4,510)
Total Consumer, Non-cyclical			(17,508)

Communications
8x8, Inc.	721	(0.44)%	1,475
Palo Alto Networks, Inc.	62	(0.48)%	733
Proofpoint, Inc.	146	(0.56)%	356
Okta, Inc.	52	(0.20)%	329
VeriSign, Inc.	26	(0.17)%	129
Zendesk, Inc.	210	(0.54)%	(434)
Anaplan, Inc.	96	(0.17)%	(522)
Trade Desk, Inc. — Class A	17	(0.15)%	(645)
Charter Communications, Inc. — Class A	20	(0.32)%	(781)
RingCentral, Inc. — Class A	28	(0.16)%	(1,247)
Q2 Holdings, Inc.	233	(0.63)%	(1,834)
Total Communications			(2,441)

Industrial
HEICO Corp.	74	(0.28)%	1,119
Roper Technologies, Inc.	48	(0.57)%	498
Exponent, Inc.	175	(0.40)%	208
Casella Waste Systems, Inc. — Class A	222	(0.34)%	(622)
Universal Display Corp.	24	(0.16)%	(801)
Ball Corp.	291	(0.63)%	(841)
Materion Corp.	386	(0.76)%	(1,140)
Sonoco Products Co.	226	(0.46)%	(1,378)
Westinghouse Air Brake Technologies Corp.	142	(0.37)%	(1,885)
Worthington Industries, Inc.	540	(0.76)%	(2,934)
Vulcan Materials Co.	186	(0.89)%	(3,658)
Martin Marietta Materials, Inc.	103	(0.96)%	(6,732)
TransDigm Group, Inc.	79	(1.47)%	(8,606)
Total Industrial			(26,772)

Energy
Warrior Met Coal, Inc.	507	(0.36)%	(891)

Consumer, Cyclical
Wingstop, Inc.	183	(0.52)%	1,477
McDonald’s Corp.	48	(0.32)%	258
Toro Co.	274	(0.73)%	(1,983)
Total Consumer, Cyclical			(248)
Total MS Equity Short Custom Basket			$(234,929)

GS EQUITY LONG CUSTOM BASKET
Utilities
AES Corp.	329	1.05%	1,225
PPL Corp.	176	1.01%	930
FirstEnergy Corp.	127	0.99%	668
Southern Co.	43	0.44%	343
Avangrid, Inc.	91	0.74%	210
NRG Energy, Inc.	145	0.92%	167
Portland General Electric Co.	98	0.87%	162
NiSource, Inc.	77	0.34%	112
Avista Corp.	35	0.27%	60
Ameren Corp.	57	0.70%	58
Entergy Corp.	18	0.34%	40
Evergy, Inc.	93	0.96%	0
Public Service Enterprise Group, Inc.	54	0.51%	(83)
Exelon Corp.	134	0.97%	(114)
Pinnacle West Capital Corp.	62	0.89%	(257)
Vistra Energy Corp.	188	0.69%	(492)
National Fuel Gas Co.	95	0.70%	(547)
Total Utilities			2,482

Industrial
Kansas City Southern	23	0.56%	781
Lincoln Electric Holdings, Inc.	59	0.91%	770
Regal Beloit Corp.	46	0.63%	674
Werner Enterprises, Inc.	126	0.73%	621
Caterpillar, Inc.	27	0.63%	615
Crane Co.	65	0.89%	608
Schneider National, Inc. — Class B	154	0.53%	594
Landstar System, Inc.	36	0.65%	440
Vishay Intertechnology, Inc.	78	0.26%	424
Agilent Technologies, Inc.	27	0.37%	411
Union Pacific Corp.	14	0.40%	384
Marten Transport Ltd.	119	0.41%	368

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Knight-Swift Transportation Holdings, Inc.	74	0.42%	$354
Kennametal, Inc.	87	0.51%	351
Old Dominion Freight Line, Inc.	7	0.21%	343
Gentex Corp.	155	0.71%	324
Oshkosh Corp.	20	0.30%	317
Heartland Express, Inc.	130	0.44%	302
Garmin Ltd.	21	0.33%	256
Waters Corp.	11	0.41%	252
Norfolk Southern Corp.	33	1.02%	242
Mettler-Toledo International, Inc.	2	0.25%	237
Honeywell International, Inc.	12	0.34%	189
Sturm Ruger & Company, Inc.	50	0.37%	96
MDU Resources Group, Inc.	51	0.24%	32
Echo Global Logistics, Inc.	123	0.40%	23
J.B. Hunt Transport Services, Inc.	25	0.46%	10
CH Robinson Worldwide, Inc.	60	0.75%	(146)
Textron, Inc.	69	0.49%	(201)
FedEx Corp.	54	1.30%	(291)
CSX Corp.	68	0.78%	(298)
Total Industrial			9,082

Consumer, Cyclical
World Fuel Services Corp.	116	0.80%	1,188
Carnival Corp.	84	0.68%	662
Las Vegas Sands Corp.	53	0.58%	572
Lear Corp.	35	0.76%	421
Norwegian Cruise Line Holdings Ltd.	43	0.40%	421
BorgWarner, Inc.	103	0.71%	377
Wyndham Destinations, Inc.	63	0.52%	348
Allison Transmission Holdings, Inc.	82	0.63%	346
Aptiv plc	35	0.53%	333
Royal Caribbean Cruises Ltd.	17	0.36%	316
Autoliv, Inc.	46	0.62%	309
Gentherm, Inc.	78	0.55%	264
Southwest Airlines Co.	86	0.74%	264
Toll Brothers, Inc.	70	0.44%	184
AutoZone, Inc.	2	0.38%	160
PulteGroup, Inc.	59	0.36%	154
Delta Air Lines, Inc.	54	0.50%	134
SkyWest, Inc.	35	0.36%	85
Starbucks Corp.	20	0.28%	74
Brunswick Corp.	60	0.57%	70
Extended Stay America, Inc.	234	0.55%	60
Allegiant Travel Co. — Class A	10	0.28%	51
United Airlines Holdings, Inc.	21	0.29%	35
DR Horton, Inc.	28	0.23%	34
Polaris, Inc.	25	0.40%	8
Cummins, Inc.	13	0.37%	(25)
JetBlue Airways Corp.	79	0.24%	(29)
Mohawk Industries, Inc.	10	0.22%	(71)
Lennar Corp. — Class A	34	0.30%	(98)
Goodyear Tire & Rubber Co.	119	0.29%	(100)
Whirlpool Corp.	26	0.61%	(104)
General Motors Co.	56	0.33%	(116)
Cracker Barrel Old Country Store, Inc.	23	0.56%	(142)
Total Consumer, Cyclical			6,185

Communications
Verizon Communications, Inc.	125	1.22%	516
News Corp. — Class A	249	0.56%	438
Discovery, Inc. — Class A	129	0.67%	428
AT&T, Inc.	165	1.03%	290
TEGNA, Inc.	127	0.34%	218
Omnicom Group, Inc.	95	1.22%	218
Scholastic Corp.	43	0.26%	217
Booking Holdings, Inc.	1	0.33%	106
Juniper Networks, Inc.	58	0.23%	62
Yelp, Inc. — Class A	68	0.38%	37
Alphabet, Inc. — Class C	1	0.21%	24
AMC Networks, Inc. — Class A	93	0.58%	(29)
eBay, Inc.	112	0.64%	(201)
Total Communications			2,324

Financial
Weingarten Realty Investors	200	0.99%	473
Deluxe Corp.	44	0.35%	362
JPMorgan Chase & Co.	11	0.24%	316
Brixmor Property Group, Inc.	176	0.60%	262
Janus Henderson Group plc	68	0.26%	224
Hartford Financial Services Group, Inc.	24	0.23%	139
Summit Hotel Properties, Inc.	208	0.41%	126
Lexington Realty Trust	572	0.97%	123
M&T Bank Corp.	9	0.24%	64
Comerica, Inc.	21	0.24%	49

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Apartment Investment & Management Co. — Class A	74	0.61%	$38
Sunstone Hotel Investors, Inc.	120	0.27%	(3)
Travelers Companies, Inc.	11	0.24%	(35)
Franklin Resources, Inc.	101	0.42%	(111)
Equity Commonwealth	216	1.13%	(133)
Total Financial			1,894

Consumer, Non-cyclical
Darling Ingredients, Inc.	195	0.87%	1,640
CVS Health Corp.	82	0.97%	1,627
Eli Lilly & Co.	52	1.09%	1,209
Amgen, Inc.	27	1.04%	1,017
Ingredion, Inc.	65	0.96%	809
Sysco Corp.	64	0.87%	707
Zimmer Biomet Holdings, Inc.	24	0.57%	701
Kellogg Co.	84	0.92%	646
Archer-Daniels-Midland Co.	165	1.22%	590
Merck & Company, Inc.	70	1.01%	545
Jazz Pharmaceuticals plc	25	0.59%	483
Medtronic plc	34	0.61%	453
Becton Dickinson and Co.	12	0.52%	419
Campbell Soup Co.	78	0.61%	411
Johnson & Johnson	33	0.77%	344
Hormel Foods Corp.	117	0.84%	336
Hologic, Inc.	73	0.61%	330
Molina Healthcare, Inc.	14	0.30%	317
Philip Morris International, Inc.	45	0.61%	257
Baxter International, Inc.	45	0.60%	246
TrueBlue, Inc.	92	0.35%	237
Herbalife Nutrition Ltd.	55	0.42%	235
Thermo Fisher Scientific, Inc.	7	0.36%	226
Post Holdings, Inc.	48	0.83%	220
Kimberly-Clark Corp.	55	1.20%	217
Abbott Laboratories	42	0.58%	175
Macquarie Infrastructure Corp.	41	0.28%	157
Procter & Gamble Co.	32	0.64%	120
Clorox Co.	17	0.42%	117
Integer Holdings Corp.	32	0.41%	114
Alexion Pharmaceuticals, Inc.	22	0.38%	111
General Mills, Inc.	105	0.89%	108
Innoviva, Inc.	154	0.35%	97
Molson Coors Beverage Co. — Class B	106	0.91%	89
Cal-Maine Foods, Inc.	54	0.37%	85
STERIS plc	15	0.36%	81
PepsiCo, Inc.	11	0.24%	38
Cardinal Health, Inc.	180	1.45%	33
Mondelez International, Inc. — Class A	35	0.31%	18
TreeHouse Foods, Inc.	43	0.33%	(32)
McKesson Corp.	95	2.09%	(39)
United Therapeutics Corp.	26	0.36%	(48)
Hershey Co.	10	0.23%	(69)
Gilead Sciences, Inc.	94	0.97%	(70)
John B Sanfilippo & Son, Inc.	21	0.30%	(117)
Pfizer, Inc.	163	1.02%	(311)
B&G Foods, Inc.	135	0.38%	(339)
JM Smucker Co.	56	0.93%	(363)
H&R Block, Inc.	91	0.34%	(412)
Total Consumer, Non-cyclical			13,765

Energy
Phillips 66	22	0.39%	587
HollyFrontier Corp.	57	0.46%	581
Devon Energy Corp.	139	0.57%	579
Valero Energy Corp.	37	0.55%	444
ConocoPhillips	44	0.45%	342
ONEOK, Inc.	21	0.25%	117
Kinder Morgan, Inc.	136	0.46%	60
Chevron Corp.	43	0.82%	(42)
Delek US Holdings, Inc.	76	0.41%	(166)
Exxon Mobil Corp.	108	1.20%	(252)
CVR Energy, Inc.	63	0.41%	(393)
Total Energy			1,857

Basic Materials
Domtar Corp.	45	0.27%	129

Technology
Skyworks Solutions, Inc.	14	0.27%	656
Activision Blizzard, Inc.	36	0.34%	243
Oracle Corp.	26	0.22%	(22)
Teradata Corp.	59	0.25%	(126)
Total Technology			751
Total GS Equity Long Custom Basket			$38,469

GS EQUITY SHORT CUSTOM BASKET
Financial
WP Carey, Inc.	443	(1.25)%	$3,722
Essential Properties Realty Trust, Inc.	787	(0.68)%	1,276
Acadia Realty Trust	450	(0.41)%	1,107
CME Group, Inc. — Class A	74	(0.52)%	382
Northwest Bancshares, Inc.	689	(0.40)%	181

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
National Storage Affiliates Trust	301	(0.35)%	$108
UDR, Inc.	447	(0.73)%	92
American Assets Trust, Inc.	578	(0.93)%	44
Capitol Federal Financial, Inc.	784	(0.38)%	39
BancorpSouth Bank	400	(0.44)%	(99)
Camden Property Trust	155	(0.57)%	(126)
American Campus Communities, Inc.	726	(1.19)%	(214)
Atlantic Union Bankshares Corp.	232	(0.30)%	(269)
Armada Hoffler Properties, Inc.	1,216	(0.78)%	(320)
Global Net Lease, Inc.	480	(0.34)%	(325)
BankUnited, Inc.	179	(0.23)%	(548)
CenterState Bank Corp.	403	(0.35)%	(603)
Reinsurance Group of America, Inc. — Class A	186	(1.06)%	(633)
Realty Income Corp.	463	(1.19)%	(648)
Intercontinental Exchange, Inc.	302	(0.98)%	(713)
RLI Corp.	355	(1.12)%	(811)
Douglas Emmett, Inc.	305	(0.47)%	(921)
Crown Castle International Corp.	156	(0.77)%	(975)
RenaissanceRe Holdings Ltd.	107	(0.73)%	(999)
STAG Industrial, Inc.	550	(0.61)%	(1,002)
UMB Financial Corp.	158	(0.38)%	(1,007)
QTS Realty Trust, Inc. — Class A	308	(0.58)%	(1,083)
Synovus Financial Corp.	277	(0.38)%	(1,092)
Healthcare Realty Trust, Inc.	916	(1.07)%	(1,143)
Mastercard, Inc. — Class A	40	(0.42)%	(1,161)
Washington Real Estate Investment Trust	660	(0.67)%	(1,173)
Brown & Brown, Inc.	776	(1.07)%	(1,270)
Columbia Financial, Inc.	640	(0.38)%	(1,286)
Valley National Bancorp	1,428	(0.57)%	(1,451)
STORE Capital Corp.	712	(0.93)%	(1,662)
People’s United Financial, Inc.	1,634	(0.96)%	(1,758)
Glacier Bancorp, Inc.	313	(0.50)%	(1,822)
Agree Realty Corp.	504	(1.24)%	(1,880)
Everest Re Group Ltd.	99	(0.96)%	(2,104)
SBA Communications Corp.	125	(1.05)%	(2,215)
Equinix, Inc.	29	(0.59)%	(2,304)
American Tower Corp. — Class A	155	(1.24)%	(2,330)
Old National Bancorp	1,504	(0.96)%	(2,463)
Alexandria Real Estate Equities, Inc.	279	(1.57)%	(2,469)
EastGroup Properties, Inc.	157	(0.73)%	(2,856)
BOK Financial Corp.	286	(0.87)%	(2,992)
Athene Holding Ltd. — Class A	392	(0.64)%	(3,147)
Arthur J Gallagher & Co.	397	(1.32)%	(3,358)
Easterly Government Properties, Inc.	1,872	(1.55)%	(3,617)
Fifth Third Bancorp	864	(0.93)%	(3,966)
Hudson Pacific Properties, Inc.	1,241	(1.63)%	(4,159)
First Republic Bank	263	(1.08)%	(4,598)
Terreno Realty Corp.	711	(1.34)%	(5,027)
Sun Communities, Inc.	266	(1.39)%	(5,711)
Rexford Industrial Realty, Inc.	943	(1.50)%	(5,828)
Total Financial			(79,187)

Technology
Appian Corp.	113	(0.15)%	1,675
Elastic N.V.	51	(0.11)%	1,414
Workday, Inc. — Class A	29	(0.17)%	1,049
Alteryx, Inc. — Class A	44	(0.15)%	879
Veeva Systems, Inc. — Class A	32	(0.16)%	715
MongoDB, Inc.	46	(0.21)%	697
Atlassian Corporation plc — Class A	36	(0.15)%	471
Aspen Technology, Inc.	40	(0.17)%	357
ServiceNow, Inc.	19	(0.19)%	209
Zscaler, Inc.	84	(0.14)%	159
Manhattan Associates, Inc.	50	(0.14)%	131
Coupa Software, Inc.	35	(0.18)%	87
Intuit, Inc.	24	(0.22)%	25
Twilio, Inc. — Class A	39	(0.13)%	(5)
LivePerson, Inc.	106	(0.14)%	(88)
Workiva, Inc.	93	(0.14)%	(117)
Paychex, Inc.	184	(0.55)%	(184)
HubSpot, Inc.	70	(0.39)%	(251)
Fair Isaac Corp.	14	(0.18)%	(337)
Appfolio, Inc. — Class A	37	(0.14)%	(381)
Guidewire Software, Inc.	41	(0.16)%	(425)
Accenture plc — Class A	33	(0.24)%	(503)
PROS Holdings, Inc.	72	(0.15)%	(560)
Tyler Technologies, Inc.	12	(0.13)%	(592)
Autodesk, Inc.	40	(0.26)%	(708)
Paycom Software, Inc.	21	(0.19)%	(756)
Smartsheet, Inc. — Class A	170	(0.27)%	(851)
ANSYS, Inc.	17	(0.15)%	(875)
ExlService Holdings, Inc.	288	(0.70)%	(931)
Five9, Inc.	59	(0.14)%	(971)
Science Applications International Corp.	346	(1.05)%	(1,358)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (continued)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Monolithic Power Systems, Inc.	30	(0.19)%	$(1,406)
EPAM Systems, Inc.	84	(0.62)%	(1,487)
Broadcom, Inc.	38	(0.42)%	(1,612)
DocuSign, Inc.	138	(0.36)%	(1,806)
Adobe, Inc.	51	(0.59)%	(2,032)
Black Knight, Inc.	394	(0.89)%	(2,080)
Genpact Ltd.	548	(0.81)%	(2,153)
salesforce.com, Inc.	174	(0.99)%	(2,395)
ACI Worldwide, Inc.	564	(0.75)%	(2,417)
CACI International, Inc. — Class A	128	(1.12)%	(3,296)
Envestnet, Inc.	257	(0.62)%	(3,867)
Splunk, Inc.	126	(0.66)%	(3,924)
Total Technology			(30,500)

Basic Materials
WR Grace & Co.	341	(0.83)%	1,598
Allegheny Technologies, Inc.	420	(0.30)%	1,432
Carpenter Technology Corp.	345	(0.60)%	(121)
Balchem Corp.	249	(0.88)%	(1,240)
Southern Copper Corp.	284	(0.42)%	(1,556)
Air Products & Chemicals, Inc.	95	(0.78)%	(1,842)
Compass Minerals International, Inc.	404	(0.86)%	(1,846)
Steel Dynamics, Inc.	329	(0.39)%	(1,926)
Reliance Steel & Aluminum Co.	103	(0.43)%	(2,298)
Commercial Metals Co.	483	(0.38)%	(2,359)
Kaiser Aluminum Corp.	148	(0.57)%	(2,551)
Freeport-McMoRan, Inc.	1,227	(0.56)%	(2,927)
Linde plc	225	(1.67)%	(3,492)
PPG Industries, Inc.	197	(0.92)%	(3,572)
Sherwin-Williams Co.	45	(0.92)%	(4,218)
RPM International, Inc.	311	(0.83)%	(4,891)
Total Basic Materials			(31,809)

Communications
8x8, Inc.	721	(0.46)%	1,458
Okta, Inc.	52	(0.21)%	737
VeriSign, Inc.	26	(0.17)%	256
Zendesk, Inc.	210	(0.56)%	(96)
Proofpoint, Inc.	146	(0.59)%	(356)
Trade Desk, Inc. — Class A	17	(0.15)%	(465)
Anaplan, Inc.	96	(0.18)%	(475)
Charter Communications, Inc. — Class A	20	(0.34)%	(787)
RingCentral, Inc. — Class A	28	(0.16)%	(1,146)
Q2 Holdings, Inc.	233	(0.66)%	(1,409)
Palo Alto Networks, Inc.	62	(0.50)%	(1,715)
Total Communications			(3,998)

Consumer, Non-cyclical
Rollins, Inc.	250	(0.29)%	1,095
Verisk Analytics, Inc. — Class A	67	(0.35)%	559
Gartner, Inc.	109	(0.59)%	448
Avalara, Inc.	53	(0.14)%	438
Glaukos Corp.	60	(0.11)%	301
FleetCor Technologies, Inc.	65	(0.65)%	282
Guardant Health, Inc.	63	(0.17)%	173
Bright Horizons Family Solutions, Inc.	108	(0.57)%	14
Booz Allen Hamilton Holding Corp.	86	(0.21)%	(118)
Paylocity Holding Corp.	29	(0.12)%	(434)
LiveRamp Holdings, Inc.	88	(0.15)%	(437)
Illumina, Inc.	16	(0.19)%	(562)
Intuitive Surgical, Inc.	9	(0.19)%	(594)
ResMed, Inc.	26	(0.14)%	(647)
Viad Corp.	256	(0.60)%	(731)
PayPal Holdings, Inc.	242	(0.91)%	(933)
Euronet Worldwide, Inc.	95	(0.52)%	(1,140)
MarketAxess Holdings, Inc.	28	(0.37)%	(1,188)
IHS Markit Ltd.	89	(0.23)%	(1,398)
WEX, Inc.	160	(1.17)%	(2,138)
Brink’s Co.	218	(0.69)%	(2,327)
Avery Dennison Corp.	210	(0.96)%	(4,164)
Total Consumer, Non-cyclical			(13,501)

Industrial
Materion Corp.	386	(0.80)%	2,217
HEICO Corp.	74	(0.30)%	1,223
Ball Corp.	291	(0.66)%	604
Roper Technologies, Inc.	48	(0.59)%	532
Exponent, Inc.	175	(0.42)%	237
Universal Display Corp.	24	(0.17)%	(276)
Casella Waste Systems, Inc. — Class A	222	(0.36)%	(608)
Vulcan Materials Co.	186	(0.94)%	(1,222)
Sonoco Products Co.	226	(0.49)%	(1,337)
Westinghouse Air Brake Technologies Corp.	142	(0.39)%	(1,752)
Worthington Industries, Inc.	540	(0.80)%	(2,916)
Martin Marietta Materials, Inc.	103	(1.01)%	(4,806)
TransDigm Group, Inc.	79	(1.55)%	(7,335)
Total Industrial			(15,439)

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
California Water Service Group	186	(0.33)%	$274
PNM Resources, Inc.	193	(0.34)%	147
Eversource Energy	116	(0.34)%	(77)
WEC Energy Group, Inc.	107	(0.34)%	(153)
Sempra Energy	43	(0.23)%	(220)
Alliant Energy Corp.	178	(0.34)%	(322)
South Jersey Industries, Inc.	306	(0.35)%	(346)
MGE Energy, Inc.	84	(0.23)%	(352)
American States Water Co.	184	(0.56)%	(472)
American Water Works Company, Inc.	134	(0.57)%	(624)
Atmos Energy Corp.	86	(0.34)%	(788)
NextEra Energy, Inc.	41	(0.35)%	(1,648)
Total Utilities			(4,581)

Consumer, Cyclical
Wingstop, Inc.	183	(0.55)%	1,411
McDonald’s Corp.	48	(0.33)%	384
Toro Co.	274	(0.76)%	(1,951)
Total Consumer, Cyclical			(156)

Energy
Warrior Met Coal, Inc.	507	(0.37)%	(839)
Total GS Equity Short Custom Basket			$(180,010)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

Assets:
Investments, at value (cost $6,221,482)	$6,633,524
Unrealized appreciation on OTC swap agreements	79,777
Prepaid expenses	2,994
Receivables:
Dividends	10,565
Investment Adviser	5,250
Interest	135
Fund shares sold	8
Total assets	6,732,253

Liabilities:
Overdraft due to custodian bank	533
Unrealized depreciation on OTC swap agreements	414,939
Payable for:
Professional fees	27,891
Swap settlement	26,882
Transfer agent/maintenance fees	4,308
Fund shares redeemed	3,167
Trustees’ fees*	2,253
Distribution and service fees	1,290
Miscellaneous	21,948
Total liabilities	503,211
Commitments and contingent liabilities (Note 14)	—
Net assets	$6,229,042

Net assets consist of:
Paid in capital	$7,675,188
Total distributable earnings (loss)	(1,446,146)
Net assets	$6,229,042
Capital shares outstanding	418,968
Net asset value per share	$14.87

STATEMENT OF OPERATIONS
Year Ended December 31, 2019

Investment Income:
Dividends	$169,504
Interest	4,117
Total investment income	173,621

Expenses:
Management fees	63,992
Distribution and service fees	17,776
Transfer agent/maintenance fees	25,211
Professional fees	42,082
Custodian fees	29,944
Fund accounting/administration fees	24,999
Trustees’ fees*	18,355
Miscellaneous	28,038
Total expenses	250,397
Less:
Expenses reimbursed by Adviser	(46,826)
Expenses waived by Adviser	(61,389)
Earnings credits applied	(85)
Total waived/reimbursed expenses	(108,300)
Net expenses	142,097
Net investment income	31,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(84,703)
Swap agreements	(852,241)
Net realized loss	(936,944)
Net change in unrealized appreciation (depreciation) on:
Investments	1,409,739
Swap agreements	(714,084)
Net change in unrealized appreciation (depreciation)	695,655
Net realized and unrealized loss	(241,289)
Net decrease in net assets resulting from operations	$(209,765)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,524	$21,761
Net realized loss on investments	(936,944)	(604,305)
Net change in unrealized appreciation (depreciation) on investments	695,655	(704,773)
Net decrease in net assets resulting from operations	(209,765)	(1,287,317)

Distributions to shareholders	(11,658)	(1,239,887)

Capital share transactions:
Proceeds from sale of shares	182,878	242,866
Distributions reinvested	11,658	1,239,887
Cost of shares redeemed	(1,800,412)	(3,215,853)
Net decrease from capital share transactions	(1,605,876)	(1,733,100)
Net decrease in net assets	(1,827,299)	(4,260,304)

Net assets:
Beginning of year	8,056,341	12,316,645
End of year	$6,229,042	$8,056,341

Capital share activity:
Shares sold	12,241	14,248
Shares issued from reinvestment of distributions	804	78,723
Shares redeemed	(121,599)	(179,652)
Net decrease in shares	(108,554)	(86,681)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Data
Net asset value, beginning of period	$15.27	$20.05	$18.70	$16.59	$27.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.04	(.04)	(.21)	(.43)
Net gain (loss) on investments (realized and unrealized)	(.45)	(2.28)	1.39	2.32	(.69)
Total from investment operations	(.38)	(2.24)	1.35	2.11	(1.12)
Less distributions from:
Net investment income	(.02)	—	—	—	—
Net realized gains	—	(2.54)	—	—	(9.62)
Total distributions	(.02)	(2.54)	—	—	(9.62)
Net asset value, end of period	$14.87	$15.27	$20.05	$18.70	$16.59

Total Return[b]	(2.45%)	(11.57%)	7.22%	12.79%	(4.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,229	$8,056	$12,317	$13,192	$12,548
Ratios to average net assets:
Net investment income (loss)	0.44%	0.22%	(0.23%)	(1.18%)	(2.03%)
Total expenses	3.52%	2.47%	2.48%	2.92%	3.54%
Net expenses[c,d,e]	2.00%	1.99%	2.22%	2.92%	3.46%
Portfolio turnover rate	172%	219%	182%	198%	446%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
2.00%	1.99%	2.13%	2.35%	2.35%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years was as follows:

12/31/19	12/31/18	12/31/17	12/31/16
—	—	0.15%	—

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately. At December 31, 2019, the Trust consisted of fourteen funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (SMid Cap Value Series) (formerly, Mid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments (“GI”), provide advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are

THE GUGGENHEIM FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or the underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

172 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of interest on the Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at December 31, 2019.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended December 31, 2019, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.55% at December 31, 2019.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Hedge	$—	$91,620,237

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Hedge	$—	$1,436,904

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$2,784,569	$—
Series D (World Equity Income Series)	Hedge	—	8,896,618
Series E (Total Return Bond Series)	Hedge, Income	—	1,063,582
Series J (StylePlus—Mid Growth Series)	Index exposure	3,393,197	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	15,358,942	993,661
Series X (StylePlus—Small Growth Series)	Index exposure	1,014,394	—
Series Y (StylePlus—Large Growth Series)	Index exposure	1,193,783	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$162,507,567	$—
Series E (Total Return Bond Series)	Income	210,806	88,023
Series J (StylePlus—Mid Growth Series)	Index exposure	119,299,704	—
Series X (StylePlus—Small Growth Series)	Index exposure	24,751,056	—
Series Y (StylePlus—Large Growth Series)	Index exposure	28,707,431	—
Series Z (Alpha Opportunity Series)	Hedge, Leverage	1,743,693	6,918,286

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Hedge	$7,758,333	$4,869,583

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will received a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Hedge	$—	$24,030,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$2,873,606	$19,584,580
Series P (High Yield Series)	Hedge	49,811	205,586

178 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Variation margin on futures contracts	Variation margin on futures contracts
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
	Variation margin on futures contracts	Variation margin on futures contracts
	Investments in unaffiliated issuers, at value	Variation margin on interest rate swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
	Variation margin on futures contracts	Variation margin on futures contracts
Credit contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Variation margin on credit default swap agreements	Unrealized depreciation on OTC swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at December 31, 2019
Series A (StylePlus—Large Core Series)	$15,817	$17,897,688	$—	$—	$—	$—	$—	$—	$17,913,505
Series E (Total Return Bond Series)	—	—	—	—	2,558	—	216,240	284,374	503,172
Series J (StylePlus—Mid Growth Series)	20,113	12,002,584	—	—	—	—	—	—	12,022,697
Series N (Managed Asset Allocation Series)	92,594	—	—	—	—	—	—	—	92,594
Series X (StylePlus—Small Growth Series)	5,108	3,254,727	—	—	—	—	—	—	3,259,835
Series Y (StylePlus—Large Growth Series)	10,436	3,706,795	—	—	—	—	—	—	3,717,231
Series Z (Alpha Opportunity Series)	—	79,777	—	—	—	—	—	—	79,777

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at December 31, 2019
Series D (World Equity Income Series)	$—	$—	$452	$—	$—	$—	$—	$—	$452
Series E (Total Return Bond Series)	—	—	—	—	158,913	424,391	—	156,982	740,286
Series N (Managed Asset Allocation Series)	3,940	—	377	47,404	—	—	—	—	51,721
Series P (High Yield Series)	—	—	—	—	—	—	—	(2,168)	(2,168)
Series Z (Alpha Opportunity Series)	—	414,939	—	—	—	—	—	—	414,939

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Series A (StylePlus—Large Core Series)	$1,093,610	$8,886,339	$—	$—	$—	$—	$—	$—	$—	$—	$9,979,949
Series D (World Equity Income Series)	—	—	(508,853)	—	—	—	—	—	—	—	(508,853)
Series E (Total Return Bond Series)	—	—	—	(111,192)	(1,124,511)	(204,518)	39,854	(341,751)	(230)	106,733	(1,635,615)
Series J (StylePlus—Mid Growth Series)	981,733	7,853,670	—	—	—	—	—	—	—	—	8,835,403
Series N (Managed Asset Allocation Series)	1,475,006	—	(5,882)	401,798	—	—	—	—	—	—	1,870,922
Series P (High Yield Series)	—	—	—	—	—	—	—	—	—	(12,449)	(12,449)
Series X (StylePlus—Small Growth Series)	243,431	(2,716,836)	—	—	—	—	—	—	—	—	(2,473,405)
Series Y (StylePlus—Large Growth Series)	304,595	1,630,842	—	—	—	—	—	—	—	—	1,935,437
Series Z (Alpha Opportunity Series)	—	(852,241)	—	—	—	—	—	—	—	—	(852,241)

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Series A (StylePlus—Large Core Series)	$(85,729)	$30,716,186	$—	$—	$—	$—	$—	$—	$—	$—	$30,630,457
Series D (World Equity Income Series)	—	—	(160,027)	—	—	—	—	—	—	—	(160,027)
Series E (Total Return Bond Series)	—	—	—	39,035	726,024	(591,521)	—	213,640	(72,611)	266,100	580,667
Series J (StylePlus—Mid Growth Series)	34,270	24,556,084	—	—	—	—	—	—	—	—	24,590,354
Series N (Managed Asset Allocation Series)	352,137	—	(381)	(220,046)	—	—	—	—	—	—	131,710
Series P (High Yield Series)	—	—	—	—	—	—	—	—	—	5,030	5,030
Series X (StylePlus—Small Growth Series)	(16,117)	8,129,962	—	—	—	—	—	—	—	—	8,113,845
Series Y (StylePlus—Large Growth Series)	11,842	6,277,132	—	—	—	—	—	—	—	—	6,288,974
Series Z (Alpha Opportunity Series)	—	(714,084)	—	—	—	—	—	—	—	—	(714,084)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$17,897,688	$—	$17,897,688	$—	$(17,310,000)	$587,688
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	284,374	—	284,374	(134,483)	(27,774)	122,117
	Swap equity contracts	1,155	—	1,155	(1,155)	—	—
	Options purchased contracts	216,240	—	216,240	(80,442)	(41,728)	94,070
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	12,002,584	—	12,002,584	—	(11,080,000)	922,584
Series X (StylePlus—Small Growth Series)	Swap equity contracts	3,254,727	—	3,254,727	—	(3,139,009)	115,718
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	3,706,795	—	3,706,795	—	(3,660,000)	46,795
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	79,777	—	79,777	(79,777)	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Credit default swap agreements	$98,258	$—	$98,258	$(80,442)	$—	$17,816
	Forward foreign currency exchange contracts	156,982	—	156,982	(135,638)	—	21,344
	Total return swap agreements	2,576	—	2,576	—	—	2,576
Series P (High Yield Series)	Forward foreign currency exchange contracts	2,168	—	2,168	—	—	2,168
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	414,939	—	414,939	(414,939)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2019.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Citibank, N.A.	Total return swap agreements	$—	$17,310,000
	Morgan Stanley Capital Services LLC	Futures contracts	63,000	—
Series A (StylePlus—Large Core Series) Total			63,000	17,310,000
Series E (Total Return Bond Series)	BofA Securities, Inc.	Credit default swap agreements	191,145	—
	BofA Securities, Inc.	Interest rate swap agreements	390,030	—
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Credit default swap agreements, Options purchased contracts	—	106,000
Series E (Total Return Bond Series) Total			581,175	106,000
Series J (StylePlus—Mid Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	63,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	11,080,000
Series J (StylePlus—Mid Growth Series) Total			63,000	11,080,000
Series X (StylePlus—Small Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	19,200	—
	Morgan Stanley Capital Services LLC	Total return swap agreements	—	3,139,009
Series X (StylePlus—Small Growth Series) Total			19,200	3,139,009
Series Y (StylePlus—Large Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	33,300	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	3,660,000
Series Y (StylePlus—Large Growth Series) Total			33,300	3,660,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (SMid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series’ management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

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NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/22
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/22
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/22
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/20
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/21
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/22
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/22
Series P (High Yield Series)	1.07%	10/20/14	05/01/20
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/22
Series V (SMid Cap Value Series)	0.91%	05/01/17	05/01/22
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/22
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/22
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/22

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2020	2021	2022	Total
Series A (StylePlus—Large Core Series)	$436,916	$660,760	$627,973	$1,725,649
Series B (Large Cap Value Series)	555,470	657,291	596,531	1,809,292
Series D (World Equity Income Series)	359,114	403,628	384,683	1,147,425
Series E (Total Return Bond Series)	188,079	130,822	159,891	478,792
Series F (Floating Rate Strategies Series)	52,478	64,413	92,992	209,883
Series J (StylePlus—Mid Growth Series)	342,729	471,165	429,212	1,243,106
Series O (All Cap Value Series)	272,422	349,269	319,350	941,041
Series P (High Yield Series)	59,723	105,313	112,110	277,146
Series Q (Small Cap Value Series)	88,099	102,746	107,646	298,491
Series V (Mid Cap Value Series)	448,055	612,269	531,107	1,591,431
Series X (StylePlus—Small Growth Series)	95,707	132,343	151,315	379,365
Series Y (StylePlus—Large Growth Series)	98,297	153,784	163,763	415,844
Series Z (Alpha Opportunity Series)	33,178	47,889	108,215	189,282

For the year ended December 31, 2019, no amounts were recouped by GI.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$38,462
Series E (Total Return Bond Series)	48,643
Series J (StylePlus—Mid Growth Series)	37,792
Series N (Managed Asset Allocation Series)	2,525
Series X (StylePlus—Small Growth Series)	9,186
Series Y (StylePlus—Large Growth Series)	9,911

186 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$15,823,058	$—	$15,823,058
Series B (Large Cap Value Series)	4,909,168	12,270,184	17,179,352
Series D (World Equity Income Series)	5,270,431	5,528,640	10,799,071
Series E (Total Return Bond Series)	3,605,920	—	3,605,920
Series F (Floating Rate Strategies Series)	2,678,923	—	2,678,923
Series J (StylePlus—Mid Growth Series)	15,157,609	—	15,157,609
Series N (Managed Asset Allocation Series)	745,349	359,789	1,105,138
Series O (All Cap Value Series)	2,015,279	7,586,230	9,601,509
Series P (High Yield Series)	4,081,160	—	4,081,160
Series Q (Small Cap Value Series)	890,774	3,896,134	4,786,908
Series V (SMid Cap Value Series)	3,320,862	18,300,980	21,621,842
Series X (StylePlus—Small Growth Series)	3,561,318	—	3,561,318
Series Y (StylePlus—Large Growth Series)	3,884,327	—	3,884,327
Series Z (Alpha Opportunity Series)	11,658	—	11,658

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$28,367,479	$1,855,836	$30,223,315
Series B (Large Cap Value Series)	6,944,998	12,437,373	19,382,371
Series D (World Equity Income Series)	4,156,958	—	4,156,958
Series E (Total Return Bond Series)	5,237,160	—	5,237,160
Series F (Floating Rate Strategies Series)	1,907,470	—	1,907,470
Series J (StylePlus—Mid Growth Series)	20,452,256	683,555	21,135,811
Series N (Managed Asset Allocation Series)	1,468,502	2,668,094	4,136,596
Series O (All Cap Value Series)	4,068,546	6,638,689	10,707,235
Series P (High Yield Series)	5,180,373	—	5,180,373
Series Q (Small Cap Value Series)	2,626,687	6,154,519	8,781,206
Series V (SMid Cap Value Series)	8,708,618	22,966,285	31,674,903
Series X (StylePlus—Small Growth Series)	5,355,327	128,445	5,483,772
Series Y (StylePlus—Large Growth Series)	6,134,993	14,459	6,149,452
Series Z (Alpha Opportunity Series)	438,900	800,987	1,239,887

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series A (StylePlus—Large Core Series)	$12,350,788	$—	$21,627,613	$—	$33,978,401
Series B (Large Cap Value Series)	4,070,876	13,216,825	44,390,402	—	61,678,103
Series D (World Equity Income Series)	3,489,762	1,213,483	12,963,634	—	17,666,879
Series E (Total Return Bond Series)	2,739,181	—	1,169,243	(877,391)	3,031,033
Series F (Floating Rate Strategies Series)	2,229,065	—	(782,227)	(1,527,474)	(80,636)
Series J (StylePlus—Mid Growth Series)	9,832,562	—	13,703,782	—	23,536,344
Series N (Managed Asset Allocation Series)	1,463,049	1,736,981	10,966,381	—	14,166,411
Series O (All Cap Value Series)	1,675,487	4,640,880	20,077,283	—	26,393,650
Series P (High Yield Series)	3,157,421	—	(2,434,252)	(5,718,626)	(4,995,457)
Series Q (Small Cap Value Series)	1,460,517	3,494,871	4,507,444	—	9,462,832
Series V (SMid Cap Value Series)	1,960,612	6,231,869	21,014,782	—	29,207,263
Series X (StylePlus—Small Growth Series)	395,656	—	3,385,161	(2,613,601)	1,167,216
Series Y (StylePlus—Large Growth Series)	2,418,053	45,170	4,533,294	—	6,996,517
Series Z (Alpha Opportunity Series)	39,573	—	56,055	(1,541,774)	(1,446,146)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series E (Total Return Bond Series)	$(247,022)	$(630,369)	$(877,391)
Series F (Floating Rate Strategies Series)	(183,014)	(1,344,460)	(1,527,474)
Series P (High Yield Series)	—	(5,718,626)	(5,718,626)
Series X (StylePlus—Small Growth Series)	(2,613,601)	—	(2,613,601)
Series Z (Alpha Opportunity Series)	(1,444,019)	(97,755)	(1,541,774)

188 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, investments in swaps, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Series A (StylePlus—Large Core Series)	$1,937,408	$(1,937,408)
Series B (Large Cap Value Series)	2,692,942	(2,692,942)
Series J (StylePlus—Mid Growth Series)	2,335,279	(2,335,279)
Series N (Managed Asset Allocation Series)	254,193	(254,193)
Series O (All Cap Value Series)	1,460,339	(1,460,339)
Series Q (Small Cap Value Series)	806,698	(806,698)
Series V (SMid Cap Value Series)	1,843,995	(1,843,995)
Series Y (StylePlus—Large Growth Series)	462,547	(462,547)

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Series A (StylePlus—Large Core Series)	$214,282,262	$23,503,063	$(1,875,450)	$21,627,613
Series B (Large Cap Value Series)	182,937,369	54,468,058	(10,077,656)	44,390,402
Series D (World Equity Income Series)	120,292,687	14,626,441	(1,668,487)	12,957,954
Series E (Total Return Bond Series)	125,619,975	2,704,216	(1,537,586)	1,166,630
Series F (Floating Rate Strategies Series)	49,221,307	132,997	(914,454)	(781,457)
Series J (StylePlus—Mid Growth Series)	155,575,659	15,395,585	(1,691,803)	13,703,782
Series N (Managed Asset Allocation Series)	35,222,555	11,099,708	(133,330)	10,966,378
Series O (All Cap Value Series)	87,233,758	25,605,063	(5,527,780)	20,077,283
Series P (High Yield Series)	57,417,918	1,416,302	(3,919,664)	(2,503,362)
Series Q (Small Cap Value Series)	68,807,017	11,607,534	(7,100,090)	4,507,444
Series V (SMid Cap Value Series)	174,292,016	34,728,264	(13,713,482)	21,014,782
Series X (StylePlus—Small Growth Series)	32,895,726	3,899,057	(513,896)	3,385,161
Series Y (StylePlus—Large Growth Series)	39,391,523	4,858,819	(325,525)	4,533,294
Series Z (Alpha Opportunity Series)	6,242,307	562,817	(506,762)	56,055

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$101,301,491	$80,673,762
Series B (Large Cap Value Series)	66,974,021	80,688,143
Series D (World Equity Income Series)	179,457,662	193,451,860
Series E (Total Return Bond Series)	42,564,667	19,176,513
Series F (Floating Rate Strategies Series)	14,223,048	28,115,949
Series J (StylePlus—Mid Growth Series)	100,080,145	83,952,036
Series N (Managed Asset Allocation Series)	6,179,018	7,399,305
Series O (All Cap Value Series)	33,279,400	45,198,081
Series P (High Yield Series)	30,974,829	31,218,868
Series Q (Small Cap Value Series)	37,487,953	45,774,151
Series V (SMid Cap Value Series)	75,415,221	101,007,751
Series X (StylePlus—Small Growth Series)	21,970,878	18,131,041
Series Y (StylePlus—Large Growth Series)	23,226,809	16,505,092
Series Z (Alpha Opportunity Series)	12,260,279	14,629,303

For the year ended December 31, 2019, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$34,848,281	$37,406,652

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$—	$116,485	$4,027
Series P (High Yield Series)	2,283,606	1,631,213	6,242

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2019. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2019, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series F (Floating Rate Strategies Series)
	Aspect Software, Inc.	07/15/23	$44,625	$534
	Mavis Tire Express Services Corp.	03/20/25	38,828	1,100
			$83,453	$1,634
Series P (High Yield Series)
	Aspect Software, Inc.	07/15/23	2,009	24
	DCG Acquisition Corp.	09/30/26	13,905	337
	Epicor Software	06/01/20	600,000	5,949
			$615,914	$6,310

190 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	$117,957	$80,400
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	423,000	426,798
			$540,957	$507,198
Series P (High Yield Series)
	Basic Energy Services, Inc.
	10.75% due 10/15/23	09/25/18	173,659	125,125
	Beverages & More, Inc.
	11.50% due 06/15/22	06/16/17	407,667	308,250
	Bruin E&P Partners LLC
	8.88% due 08/01/23	10/11/18	134,577	90,350
	Mirabela Nickel Ltd.
	due 06/24/19[2]	12/31/13	353,909	19,504
			$1,069,812	$543,229

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018 at which time the line of credit was renewed, with an increased commitment amount to $1,205,000,000. On October 4, 2019, the line of credit was renewed with an increased commitment amount to $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations within “Miscellaneous”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2019.

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series) (the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the year ended December 31, 2019.

Note 11 – Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (SMid Cap Value Series) (the “Funds”) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2019.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2019 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (SMid Cap Value Series) and included in payable for miscellaneous in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

Note 12 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2019, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2019		Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	1	$—	*	$3,539,375	2.48%
Series P (High Yield Series)	239	1,484,224		1,063,153	1.82%

*	As of December 31, 2019, Series E (Total Return Bond Series) did not have any open reverse repurchase agreements.

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series P (High Yield Series)	Reverse repurchase agreements	$1,484,224	$—	$1,484,224	$(1,484,224)	$—	$—

As of December 31, 2019, there was $1,484,224 in reverse repurchase agreements outstanding. As of December 31, 2019, the Series P (High Yield Series) had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	(0.25%)	Open Maturity	$135,509
BMO Capital Markets Corp.	2.00%	Open Maturity	333,008
J.P. Morgan Securities LLC	1.75% - 1.90%	Open Maturity	1,015,707
			$1,484,224

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and Continuous	Total
Series P (High Yield Series)	Corporate Bonds	$1,484,224	$1,484,224
Gross amount of recognized liabilities for reverse repurchase agreements		$1,484,224	$1,484,224

192 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of January 1, 2019 the Funds have fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for affected Funds in the following amounts:

Fund	Cumulative Effect Adjustment
Series E (Total Return Bond Series)	$5,191
Series P (High Yield Series)	22,569

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 14 – Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by

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NOTES TO FINANCIAL STATEMENTS (continued)

Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief is currently due April 6, 2020.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus–Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

194 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 15 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 195

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (SMid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Variable Funds Trust at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, paying agents and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2020

196 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2019, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	6.89%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	40.19%
Series E (Total Return Bond Series)	0.25%
Series J (StylePlus—Mid Growth Series)	3.68%
Series N (Managed Asset Allocation Series)	100.00%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	1.48%
Series Q (Small Cap Value Series)	100.00%
Series V (SMid Cap Value Series)	81.85%
Series X (StylePlus—Small Growth Series)	2.65%
Series Y (StylePlus—Large Growth Series)	2.94%
Series Z (Alpha Opportunity Series)	100.00%

With respect to the taxable year ended December 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series A (StylePlus—Large Core Series)	$—	$1,469,034
Series B (Large Cap Value Series)	12,270,184	2,692,942
Series D (World Equity Income Series)	5,528,640	—
Series J (StylePlus—Mid Growth Series)	—	1,079,667
Series N (Managed Asset Allocation Series)	359,789	254,193
Series O (All Cap Value Series)	7,586,230	1,460,340
Series Q (Small Cap Value Series)	3,896,134	806,697
Series V (SMid Cap Value Series)	18,300,980	1,843,995
Series Y (StylePlus—Large Growth Series)	—	462,547

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 197

OTHER INFORMATION (Unaudited)(concluded)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	33,976,534	1,023,020
Angela Brock-Kyle	33,991,936	1,007,618
Donald A. Chubb, Jr.	33,869,823	1,129,731
Jerry B. Farley	33,886,505	1,113,049
Roman Friedrich III	33,853,141	1,146,413
Thomas F. Lydon, Jr.	33,949,460	1,050,094
Ronald A. Nyberg	33,914,467	1,085,087
Sandra G. Sponem	34,046,062	953,492
Ronald E. Toupin, Jr.	34,022,210	977,344
Amy J. Lee	33,929,631	1,069,923

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board and Chairman of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2018 were $327,786, and $329,730, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2019 and December 31, 2018 were $85,600, and $83,621, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e)       Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $85,600, and $83,621, respectively.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)       The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)     A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 6, 2020

*	Print the name and title of each signing officer under his or her signature.